Filed Pursuant To Rule 424(b)(2)
Registration No. 333-277306
SUBJECT TO COMPLETION DATED OCTOBER 29, 2026
PRELIMINARY PROSPECTUS SUPPLEMENT
(To prospectus dated February 23, 2024)
HSBC Holdings plc
$     % Fixed Rate/Floating Rate Senior Unsecured Notes due
$     % Fixed Rate/Floating Rate Senior Unsecured Notes due
We are offering $     principal amount of     % Fixed Rate/Floating Rate Senior Unsecured Notes due 20     (the “20     Fixed/Floating Rate Notes”), and $     principal amount of     % Fixed Rate/Floating Rate Senior
Unsecured Notes due 20          (the “20    Fixed/Floating Rate Notes”). The Notes (as defined below) will be issued pursuant to the indenture dated as of August 26, 2009 (as amended and supplemented from time to time, the
“Base Indenture”), as amended and supplemented by a forty-second supplemental indenture, which is expected to be entered into on November     , 2026 (the Base Indenture, together with the forty-second supplemental indenture, the “Indenture”).  The Notes means either the 20  Fixed/Floating Rate Notes or the 20  Fixed/Floating Rate Notes, as applicable.
From (and including) November          , 2026 (the “Issue Date”) to (but excluding)          ,          we will pay interest semi-annually in arrear on the 20     Fixed/Floating Rate Notes on            and          of each year,
beginning on          , 2027, at a rate of          % per annum. Thereafter, we will pay interest quarterly in arrear on the 20     Fixed/Floating Rate Notes on                    ,          ,          ,          ,          ,          and           ,          at a
floating rate equal to a benchmark rate based on SOFR, calculated in arrear as defined herein and compounding daily over each 20  Fixed/Floating Rate Notes Floating Rate Interest Period, plus          % per annum. The 20
Fixed/Floating Rate Notes will mature on          ,           .
From (and including) the Issue Date to (but excluding)           ,           we will pay interest semi-annually in arrear on the 20     Fixed/Floating Rate Notes on            and          of each year, beginning on          , 2027, at a
rate of          % per annum. Thereafter, we will pay interest quarterly in arrear on the 20  Fixed/Floating Rate Notes on                    ,          ,          ,          ,          ,          and           ,          at a floating rate equal to a benchmark
rate based on SOFR, calculated in arrear as defined herein and compounding daily over each 20     Fixed/Floating Rate Notes Floating Rate Interest Period, plus     % per annum. The 20     Fixed/Floating Rate Notes will
mature on          ,           .
We may, in our sole discretion, redeem the 20  Fixed/Floating Rate Notes (a) during the 20     Fixed/Floating Rate Notes Make-Whole Redemption Period (as defined below), in whole at any time during such period or in part from time to time during such period, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (i) 100% of their principal amount and (ii) a make-whole price calculated as set forth under “Description of the Notes––Redemption” (in each case plus any accrued and unpaid interest on the 20     Fixed/Floating Rate Notes to be redeemed to (but excluding) the
applicable redemption date) or (b) following the 20     Fixed/Floating Rate Notes Make-Whole Redemption Period, pursuant to a 20  Fixed/Floating Rate Notes Par Redemption (as defined herein), in whole but not in part, on
          ,            (the “20     Fixed/Floating Rate Notes Par Redemption Date”) at a redemption price equal to 100% of their principal amount plus any accrued and unpaid interest to (but excluding) the 20     Fixed/Floating Rate
Notes Par Redemption Date, in each case on the terms and subject to the provisions set forth under “Description of the Notes––Redemption.”  The “20     Fixed/Floating Rate Notes Make-Whole Redemption Period” means
the period beginning on (and including)          , 2027 (six months following the Issue Date) to (but excluding) the 20     Fixed/Floating Rate Notes Par Redemption Date; provided that if any additional notes of the same series
are issued after the Issue Date, the 20      Fixed/Floating Rate Notes Make-Whole Redemption Period for such additional notes shall begin on (and include) the date that is six months following the issue date for such additional notes.
We may, in our sole discretion, redeem the 20  Fixed/Floating Rate Notes (a) during the 20     Fixed/Floating Rate Notes Make-Whole Redemption Period (as defined below), in whole at any time during such period or in part from time to time during such period, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (i) 100% of their principal amount and (ii) a make-whole price calculated as set forth under “Description of the Notes––Redemption” (in each case plus any accrued and unpaid interest on the 20  Fixed/Floating Rate Notes to be redeemed to (but excluding) the
applicable redemption date) or (b) following the 20     Fixed/Floating Rate Notes Make-Whole Redemption Period, pursuant to a 20  Fixed/Floating Rate Notes Par Redemption (as defined herein), in whole but not in part, on
          ,           (the “20     Fixed/Floating Rate Notes Par Redemption Date”) at a redemption price equal to 100% of their principal amount plus any accrued and unpaid interest to (but excluding) the 20     Fixed/Floating Rate
Notes Par Redemption Date, in each case on the terms and subject to the provisions set forth under “Description of the Notes––Redemption.”  The “20     Fixed/Floating Rate Notes Make-Whole Redemption Period” means
the period beginning on (and including)            , 2027 (six months following the Issue Date) to (but excluding) the 20     Fixed/Floating Rate Notes Par Redemption Date; provided that if any additional notes of the same series
are issued after the Issue Date, the 20     Fixed/Floating Rate Notes Make-Whole Redemption Period for such additional notes shall begin on (and include) the date that is six months following the issue date for such additional notes.
We may also, in our sole discretion, redeem the Notes upon the occurrence of a Loss Absorption Disqualification Event (as defined herein), on the terms and subject to the provisions set forth under “Description of the
Notes––Redemption.”
We may also, in our sole discretion, redeem the Notes upon the occurrence of certain tax events as described in this prospectus supplement and the accompanying prospectus. Any redemption of the Notes is subject to
The information in this preliminary prospectus supplement is incomplete and may be changed. This preliminary prospectus supplement and the accompanying prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
the conditions described in this prospectus supplement under “Description of the Notes—Redemption.”
By its acquisition of the Notes, each noteholder (which, for these purposes, includes each beneficial owner) will acknowledge, accept, consent and agree, notwithstanding any other term of the Notes, the
Indenture or any other agreements, arrangements or understandings between us and any noteholder, to be bound by (a) the effect of the exercise of any UK bail-in power (as defined herein) by the relevant UK resolution authority (as defined herein); and (b) the variation of the terms of the Notes or the Indenture, if necessary, to give effect to the exercise of any UK bail-in power by the relevant UK resolution authority.
No repayment or payment of Amounts Due will become due and payable or be paid after the exercise of any UK bail-in power by the relevant UK resolution authority if and to the extent such amounts have been reduced, converted, cancelled, amended or altered as a result of such exercise. For these purposes, “Amounts Due” are the principal amount of, and any accrued but unpaid interest, including any Additional
Amounts, on, the Notes. References to such amounts will include amounts that have become due and payable, but which have not been paid, prior to the exercise of any UK bail-in power by the relevant UK resolution authority. See “Description of the Notes—Agreement with Respect to the Exercise of UK Bail-in Power.” Moreover, each noteholder (which, for these purposes, includes each beneficial owner) will consent to the exercise of any UK bail-in power as it may be imposed without any prior notice by the relevant UK resolution authority of its decision to exercise such power with respect to the Notes.
By its acquisition of the Notes, each noteholder (which, for these purposes, includes each beneficial owner) will acknowledge, accept, consent and agree to be bound by our or our designee’s determination of a Benchmark Transition Event, a Benchmark Replacement Date, the Benchmark Replacement, the Benchmark Replacement Adjustment, and any Benchmark Replacement Conforming Changes, including as may occur without any prior notice from us and without the need for us to obtain any further consent from such noteholder.
The remedies under the Notes are more limited than those that may be available to some of our other unsubordinated creditors.
There is no right of acceleration in the case of non-payment of principal and/or interest on the Notes or of our failure to perform any of our obligations under or in respect of the Notes. Payment of the principal amount, together with accrued and unpaid payments with respect to the outstanding Notes, may be accelerated only upon certain events of a winding up, as described under “Description of Debt Securities—Senior Debt Securities—
Defaults and Events of Default” in the accompanying prospectus.
By its acquisition of the Notes, each noteholder (which, for these purposes, includes each beneficial owner), to the extent permitted by the Trust Indenture Act of 1939, as amended, will waive any and all claims, in law and/or in equity, against The Bank of New York Mellon, London Branch, as trustee, for, agree not to initiate a suit against the trustee in respect of, and agree that the trustee will not be liable for, any action that the trustee takes, or abstains from taking, in either case in accordance with the exercise of (i) the UK bail-in power by the relevant UK resolution authority with respect to the Notes or (ii) the limited remedies available under the Indenture and the Notes for a non-payment of principal and/or interest on the Notes.
Application will be made to list the Notes on the New York Stock Exchange. Trading on the New York Stock Exchange is expected to begin within 30 days of the initial delivery of the Notes.
The Notes are not deposit liabilities of HSBC Holdings plc and are not covered by the United Kingdom Financial Services Compensation Scheme or insured by the U.S. Federal Deposit Insurance
Corporation or any other governmental agency of the United Kingdom, the United States or any other jurisdiction.
Investing in the Notes involves certain risks. See “Risk Factors” beginning on page S-23. Unless otherwise defined, terms that are defined in “Description of the Notes” beginning on page S-40 have the same meaning when used on this cover page.

Neither the Securities and Exchange Commission (the “SEC”) nor any other regulatory body has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus supplement or the related prospectus. Any representation to the contrary is a criminal offense.

	Per 20 Fixed/ Floating Rate Note	Total	Per 20 Fixed/ Floating Rate Note	Total
Public Offering Price(1) ...........................................................................................................................................	%	$	%	$
Underwriting Discount ...........................................................................................................................................	%	$	%	$
Proceeds to us (before expenses) ............................................................................................................................	%	$	%	$
_________________
(1)Plus accrued interest, if any, from the Issue Date.
We may use this prospectus supplement and the accompanying prospectus in the initial sale of the Notes. In addition, HSBC Securities (USA) Inc. (“HSI”) or another of our affiliates may use this prospectus supplement and the accompanying prospectus in a market-making transaction in any of the Notes after their initial sale. In connection with any use of this prospectus supplement and the accompanying prospectus by HSI or another of our affiliates, unless we or our agent informs the purchaser otherwise in the confirmation of sale, you may assume this prospectus supplement and the accompanying prospectus are being used in a market-making transaction.
The underwriters expect to deliver the Notes to purchasers in book-entry form only through the facilities of The Depository Trust Company for the accounts of its participants, including Clearstream Banking S.A. and
Euroclear Bank SA/NV on or about November     , 2026.
Sole Book-Running Manager
HSBC
The date of this prospectus supplement is October     , 2026.

We are responsible for the information contained and incorporated by reference in this prospectus supplement, the accompanying prospectus and in any related free-writing prospectus we prepare or authorize. We have not authorized anyone to give you any other information, and we take no responsibility for any other information that others may give you. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information appearing in this prospectus supplement, the accompanying prospectus and in any related free-writing prospectus we prepare or authorize, as well as information we have previously filed with the SEC and incorporated by reference, is accurate as of any date other than their respective dates. Our business, financial condition, results of operations and prospects may have changed since those dates.
The distribution of this prospectus supplement and the accompanying prospectus and the offering of the Notes in certain jurisdictions may be restricted by law. This prospectus supplement and the accompanying prospectus do not constitute an offer, or an invitation on our behalf or on behalf of the underwriters or any of them, to subscribe to or purchase any of the Notes, and may not be used for or in connection with an offer or solicitation by anyone, in any jurisdiction in which such an offer or solicitation is not authorized or to any person to whom it is unlawful to make such an offer or solicitation.
In connection with the issue of the Notes, HSI as the stabilization manager (or any person acting on behalf of it) may, to the extent permitted by laws or regulations, over-allot the Notes or effect transactions with a view to supporting the market price of the Notes at a level higher than that which might otherwise prevail. However, stabilization may not necessarily occur. Any stabilization action may begin on or after the date on which adequate public disclosure of the terms of the offer of the Notes is made and, if begun, may cease at any time, but it must end no later than the earlier of 30 days after the Issue Date and 60 days after the date of the allotment of the Notes. Any stabilization action or over-allotment must be conducted by HSI as the relevant stabilization manager (or any person acting on behalf of it) in accordance with all applicable laws and rules.
You should not invest in the Notes unless you have the knowledge and expertise (either alone or with a financial adviser) to evaluate how the Notes will perform under changing conditions, the resulting effects on the value of the
Notes due to the likelihood of an exercise of the UK bail-in power and the impact this investment will have on your overall investment portfolio. Prior to making an investment decision, you should consider carefully, in light of your own financial circumstances and investment objectives, all the information contained in this prospectus supplement and the accompanying prospectus and incorporated by reference herein and therein.
This document is for distribution only to persons who (i) have professional experience in matters relating to investments and who fall within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion)
Order 2005 (as amended, the “Financial Promotion Order”), (ii) fall within Article 49(2)(a) to (d) (“high net worth companies, unincorporated associations etc.”) of the Financial Promotion Order, (iii) are outside the United
Kingdom (“UK”), or (iv) are persons to whom an invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000, as amended (the “FSMA”)) in connection with the issue or sale of any securities may otherwise lawfully be communicated or caused to be communicated (all such persons together being referred to as “relevant persons”). This document is directed only at relevant persons and must not be acted on or relied on by persons who are not relevant persons. Any investment or investment activity to which this document relates is available only to relevant persons and will be engaged in only with relevant persons.
IMPORTANT—EU PRIIPs REGULATION/PROHIBITION OF SALES TO EEA RETAIL
INVESTORS. The Notes are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the European Economic Area (“EEA”).
For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (ii) a customer within the meaning of Directive (EU) 2016/97 (the “IDD”), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II. Consequently, no key information document required by Regulation (EU) No 1286/2014 (as amended, the “EU PRIIPs Regulation”) for offering or selling the Notes or otherwise making them available to retail investors in the EEA has been prepared and therefore offering or selling the Notes or otherwise making them available to any retail investor in the EEA may be unlawful under the EU PRIIPs Regulation.
IMPORTANT—PROHIBITION OF SALES TO UK RETAIL INVESTORS. The Notes are not intended to be offered, sold, distributed or otherwise made available to and should not be offered, sold, distributed or otherwise made available to any retail investor in the UK. For these purposes, a retail investor means a person who is not a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of UK domestic law by virtue of the European Union (Withdrawal) Act 2018, as amended
(the “EUWA”). Consequently, no disclosure document required by the FCA Product Disclosure Sourcebook
(“DISC”) for offering, selling or distributing the Notes or otherwise making them available to retail investors in the UK has been prepared and therefore offering, selling or distributing the Notes or otherwise making them available to any retail investor in the UK may be unlawful under DISC and the Consumer Composite
Investments (Designated Activities) Regulations 2024.
Notice to Canadian Investors
No prospectus has been filed with any securities commission or similar regulatory authority in Canada in connection with the offer and sale of the Notes. No securities commission or similar regulatory authority in Canada has reviewed or in any way passed upon this prospectus supplement or on the merits of the Notes and any representation to the contrary is an offense.
The Notes may be offered or sold only to purchasers purchasing, or deemed to be purchasing, as principal that are accredited investors (as defined in National Instrument 45-106 Prospectus Exemptions (“NI 45-106”) or
subsection 73.3(1) of the Securities Act (Ontario)) that are also permitted clients (as defined in National Instrument
31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations (“NI 31-103”)) and that are not a person created or used solely to purchase or hold securities as an accredited investor as described in paragraph (m)
of the definition of “accredited investor.” Any resale of the Notes must be made in accordance with an exemption from, or in a transaction not subject to, the prospectus requirements of applicable securities laws.
Securities legislation in certain provinces or territories of Canada may provide a purchaser with remedies for rescission or damages if this prospectus supplement and the accompanying prospectus (including any amendment hereto or thereto) contains a misrepresentation; provided that the remedies for rescission or damages are exercised by the purchaser within the time limit prescribed by the securities legislation of the purchaser’s province or territory.
The purchaser should refer to any applicable provisions of the securities legislation of the purchaser’s province or territory for particulars of these rights or consult with a legal adviser.
Canadian purchasers are advised that this document has been prepared in reliance on section 3A.3 of National
Instrument 33-105 Underwriting Conflicts (“NI 33-105”). Pursuant to section 3A.3 of NI 33-105, this document is exempt from the requirement that the issuer provide Canadian investors with certain conflicts of interest disclosure as would otherwise be required pursuant to subsection 2.1(1) of NI 33-105.
We are not a member institution of the Canada Deposit Insurance Corporation. The liability incurred by us through the issuance and sale of the Notes is not a deposit. We are not regulated as a financial institution in Canada.
Each Canadian investor confirms its express wish that all documents evidencing or relating to the sale of the
Notes and all other contracts and related documents be drafted in the English language. Chaque investisseur canadien confirme sa volonté expresse que tous les documents attestant de la vente des titres ou s'y rapportant ainsi que tous les autres contrats et documents s’y rattachant soient rédigés en langue anglaise.
Important Notice to Prospective Investors Pursuant to Paragraph 21 of the Hong Kong SFC Code of Conduct
Prospective investors should be aware that certain intermediaries in the context of this offering of the Notes, including certain underwriters, are “capital market intermediaries” (“CMIs”) subject to Paragraph 21 of the Code of
Conduct for Persons Licensed by or Registered with the Securities and Futures Commission (the “SFC Code”). This
notice to prospective investors is a summary of certain obligations the SFC Code imposes on such CMIs, which require the attention and cooperation of prospective investors. Certain CMIs may also be acting as “overall coordinators” (“OCs”) for this offering and are subject to additional requirements under the SFC Code.
Prospective investors who are the directors, employees or major shareholders of HSBC Holdings, a CMI or its group companies would be considered under the SFC Code as having an association (“Association”) with HSBC
Holdings, the CMI or the relevant group company. Prospective investors associated with HSBC Holdings or any
CMI (including its group companies) should specifically disclose this when placing an order for the Notes and should disclose, at the same time, if such orders may negatively impact the price discovery process in relation to this offering. Prospective investors who do not disclose their Associations are hereby deemed not to be so associated.
Where prospective investors disclose their Associations but do not disclose that such order may negatively impact the price discovery process in relation to this offering, such order is hereby deemed not to negatively impact the price discovery process in relation to this offering.
Prospective investors should ensure, and by placing an order prospective investors are deemed to confirm, that orders placed are bona fide, are not inflated and do not constitute duplicated orders (i.e., two or more corresponding or identical orders placed via two or more CMIs). If a prospective investor is an asset management arm affiliated with any underwriter, such prospective investor should indicate when placing an order if it is for a fund or portfolio where the relevant underwriter or its group company has more than 50% interest, in which case it will be classified as a “proprietary order” and subject to appropriate handling by CMIs in accordance with the SFC Code and should disclose, at the same time, if such “proprietary order” may negatively impact the price discovery process in relation to this offering. Prospective investors who do not indicate this information when placing an order are hereby deemed to confirm that their order is not a “proprietary order.” If a prospective investor is otherwise affiliated with any underwriter, such that its order may be considered to be a “proprietary order” (pursuant to the SFC Code), such prospective investor should indicate to the relevant underwriter when placing such order. Prospective investors who do not indicate this information when placing an order are hereby deemed to confirm that their order is not a
“proprietary order.” Where prospective investors disclose such information but do not disclose that such
“proprietary order” may negatively impact the price discovery process in relation to this offering, such “proprietary order” is hereby deemed not to negatively impact the price discovery process in relation to this offering.
Prospective investors should be aware that certain information may be disclosed by CMIs (including private banks) which is personal and/or confidential in nature to the prospective investor. By placing an order, prospective investors are deemed to have understood and consented to the collection, disclosure, use and transfer of such information by the underwriters and/or any other third parties as may be required by the SFC Code, including to
HSBC Holdings, any OCs, relevant regulators and/or any other third parties as may be required by the SFC Code, it being understood and agreed that such information shall only be used for the purpose of complying with the SFC
Code, during the bookbuilding process for this offering. Failure to provide such information may result in that order being rejected.

CERTAIN DEFINITIONS AND PRESENTATION OF FINANCIAL AND OTHER DATA
Definitions
As used in this prospectus supplement and the accompanying prospectus, the terms “HSBC Holdings,” “we,”
“us” and “our” refer to HSBC Holdings plc. “HSBC Group” and “HSBC” mean HSBC Holdings together with its subsidiary undertakings.
As used in this prospectus supplement: (i) the “Notes” means either the 20       Fixed/Floating Rate Notes or the
20       Fixed/Floating Rate Notes, as applicable; (ii) a “Fixed Rate Period” means either a 20       Fixed/Floating Rate
Notes Fixed Rate Period or a 20       Fixed/Floating Rate Notes Fixed Rate Period, as applicable; (iii) a “Fixed Rate
Period Interest Payment Date” means either a 20       Fixed/Floating Rate Notes Fixed Rate Period Interest Payment
Date or a 20       Fixed/Floating Rate Notes Fixed Rate Period Interest Payment Date, as applicable; (iv) “Floating
Rate Interest Period” means either a 20       Fixed/Floating Rate Notes Floating Rate Interest Period or a 20
Fixed/Floating Rate Notes Floating Rate Interest Period, as applicable; (v) a “Floating Rate Period” means either a
20       Fixed/Floating Rate Notes Floating Rate Period or a 20       Fixed/Floating Rate Notes Floating Rate Period,
as applicable; (vi) a “Floating Rate Period Interest Payment Date” means either a 20       Fixed/Floating Rate Notes
Floating Rate Period Interest Payment Date or a 20       Fixed/Floating Rate Notes Floating Rate Period Interest
Payment Date, as applicable; (vii) the “Initial Interest Rate” means either the 20       Fixed/Floating Rate Notes
Initial Interest Rate or the 20       Fixed/Floating Rate Notes Initial Interest Rate, as applicable; (viii) an “Interest
Payment Date” means either a 20       Fixed/Floating Rate Notes Interest Payment Date or a 20       Fixed/Floating
Rate Notes Interest Payment Date, as applicable; (ix) “Make-Whole Redemption” means either the 20       Fixed/
Floating Rate Notes Make-Whole Redemption or the 20       Fixed/Floating Rate Notes Make-Whole Redemption, as
applicable; (x) “Make-Whole Redemption Period” means either the 20       Fixed/Floating Rate Notes Make-Whole
Redemption Period or the 20       Fixed/Floating Rate Notes Make-Whole Redemption Period, as applicable; (xi) the
“Margin” means either the 20       Fixed/Floating Rate Notes Margin or the 20       Fixed/Floating Rate Notes
Margin, as applicable; (xii) the “Maturity Date” means either the 20       Fixed/Floating Rate Notes Maturity Date or
the 20       Fixed/Floating Rate Notes Maturity Date, as applicable; (xiii) “Par Redemption” means either the 20
Fixed/Floating Rate Notes Par Redemption or the 20       Fixed/Floating Rate Notes Par Redemption, as applicable;
and (xiv) the “Par Redemption Date” means either the 20       Fixed/Floating Rate Notes Par Redemption Date or the
20       Fixed/Floating Rate Notes Par Redemption Date, as applicable.
Presentation of Financial Information
The annual consolidated financial statements of the HSBC Group comply with UK-adopted international accounting standards and with the requirements of the UK Companies Act 2006, and have also applied international financial reporting standards adopted pursuant to Regulation (EC) No 1606/2002 as it applies in the European Union
(“EU”). These financial statements are also prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board (“IFRS Accounting Standards”), including interpretations issued by the IFRS Interpretations Committee, as there are no applicable differences from IFRS Accounting
Standards for the periods presented. As of December 31, 2025, there were no unendorsed standards effective for the year ended December 31, 2025 affecting the consolidated financial statements included in our Annual Report on
Form 20-F for the year ended December 31, 2025, filed with the SEC on February 26, 2026 (the “2025 Form 20-F”).
The interim condensed consolidated financial statements of the HSBC Group have been prepared on the basis of the policies set out in the consolidated financial statements included in the 2025 Form 20-F, except for those policies affected by certain amendments to IFRS 9 ‘Financial Instruments’ and IFRS 7 ‘Financial Instruments: Disclosures’
as disclosed in Note 1(a) to the interim condensed consolidated financial statements, and in accordance with
International Accounting Standard 34 (“IAS 34”) “Interim Financial Reporting” as adopted by the UK, IAS 34
“Interim Financial Reporting” as issued by the International Accounting Standards Board (“IASB”), IAS 34
“Interim Financial Reporting” as adopted by the EU and the Disclosure Guidance and Transparency Rules
sourcebook of the UK’s Financial Conduct Authority. The interim condensed consolidated financial statements are unaudited and should be read in conjunction with the 2025 Form 20-F.

As of June 30, 2026, there were no IFRS Accounting Standards effective for the six-month period ended June
30, 2026 affecting the HSBC Group’s interim condensed consolidated financial statements included in our Interim
Report for the six-month period ended June 30, 2026, filed under cover of Form 6-K with the SEC on August 4,
2026 (the “2026 Interim Report”), that were not approved for adoption in the UK by the UK Endorsement Board, and there was no difference between IFRS Accounting Standards adopted by the UK, IFRS Accounting Standards as adopted by the EU and IFRS Accounting Standards issued by the IASB in terms of their application to HSBC.
The U.S. dollar is used as the presentation currency in the annual consolidated financial statements and in the interim condensed consolidated financial statements of the HSBC Group, and it is also the functional currency of
HSBC Holdings.
The financial information presented in this document relating to the year ended December 31, 2025 is derived from the HSBC Group’s annual consolidated financial statements, which comply, and are prepared in accordance, with the accounting standards and requirements set out above.
The financial information presented in this document relating to the six-month period ended June 30, 2026 is derived from the HSBC Group’s interim condensed consolidated financial statements, which comply, and are prepared in accordance, with the accounting standards and requirements set out above.
See “Where You Can Find More Information About Us.”
Currency
In this prospectus supplement, all references to (i) “U.S. dollars,” “US$,” “dollars” or “$” are to the lawful currency of the United States of America, (ii) “sterling,” “pounds sterling” or “£” are to the lawful currency of the
UK, (iii) “EUR” or “€” are to the lawful currency of the member states of the European Union that have adopted or adopt the single currency in accordance with the Treaty establishing the European Community, as amended, (iv)
“SGD” are to the lawful currency of the Republic of Singapore, (v) “CNY” are to the lawful currency of the Chinese mainland, which excludes the Hong Kong Special Administrative Region, the Macau Special Administrative Region
and Taiwan (the “PRC”), as traded outside the PRC, (vi) “CHF” are to the lawful currency of Switzerland, and (vii)
“JPY” are to the lawful currency of Japan.

LIMITATIONS ON ENFORCEMENT OF U.S. LAWS AGAINST US, OUR MANAGEMENT AND
OTHERS
We are an English public limited company. Most of our directors and executive officers (and certain experts named in this prospectus supplement and the accompanying prospectus or in documents incorporated herein by reference) are resident outside the United States, and a substantial portion of our assets and the assets of such persons are located outside the United States. As a result, it may not be possible for you to effect service of process within the United States upon these persons or to enforce against them or us in U.S. courts judgments obtained in
U.S. courts predicated upon the civil liability provisions of the federal securities laws of the United States. We have been advised by our English solicitors, Cleary Gottlieb Steen & Hamilton LLP, that there is doubt as to enforceability in the English courts, in original actions or in actions for enforcement of judgments of U.S. courts, of liabilities predicated solely upon the federal securities laws of the United States. In addition, awards of punitive damages in actions brought in the United States or elsewhere may not be enforceable in the UK. The enforceability of any judgment in the UK will depend on the particular facts of the case in effect at the time.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This prospectus supplement and the accompanying prospectus and the documents incorporated by reference herein contain both historical and forward-looking statements. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Forward-looking statements may be identified by the use of terms such as “believes,” “expects,” “estimate,” “may,” “intends,” “plan,” “will,” “should,” “potential,” “seek,”
“reasonably possible” or “anticipates” or the negative thereof or similar expressions, or by discussions of strategy.
These forward-looking statements include statements relating to factors including, but not limited to: the implementation and exercise of the UK bail-in powers; our plan to issue additional senior debt securities; listing of the Notes; occurrence of a Benchmark Transition Event and related consequences; changes in the general economic conditions in the markets in which the HSBC Group operates, such as new, continuing or deepening recessions and prolonged inflationary pressures; the impact of the Russia-Ukraine war (including hybrid attacks across Europe attributed to Russia), the conflict in the Middle East, or any potential military action or conflict elsewhere on the global markets generally and the HSBC Group in particular; geopolitical tensions or diplomatic developments in the countries in which we operate, including those arising as a result of the Russia-Ukraine war, the conflict in the
Middle East, or any potential military action or conflict elsewhere; the UK’s relationship with the EU; and changes in government policy and regulation, as well as monetary, fiscal, interest rate and other policies of central banks and other regulatory authorities in the major markets in which we operate and the consequences thereof and continued
volatility in trade and tariff policies, changes in tariff rates, including sector-specific measures imposed by various nations, including the United States, which could reduce capital investment and consumer spending, disrupt supply chains and dampen global trade growth. We have based the forward-looking statements on current expectations and projections about future events. These forward-looking statements are subject to risks, uncertainties and assumptions about us, as described under “Cautionary statement regarding forward-looking statements” contained in each of the
2025 Form 20-F, the Form 6-K filed with the SEC on May 5, 2026 (filing the earnings release for the three-month period ended March 31, 2026) (the “2026 Q1 Earnings Release”), the 2026 Interim Report and the Form 6-K filed with the SEC on October 27, 2026 (filing the earnings release for the three-month and nine-month periods ended
September 30, 2026) (the “2026 Q3 Earnings Release”). We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed herein might not occur. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of their dates.
Additional information, including information on factors which may affect HSBC’s business, is contained in the
2025 Form 20-F, the 2026 Q1 Earnings Release, the 2026 Interim Report and the 2026 Q3 Earnings Release.

WHERE YOU CAN FIND MORE INFORMATION ABOUT US
We have filed with the SEC a registration statement on Form F-3 (No. 333-277306) (the “Registration
Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the Notes offered by this prospectus supplement. As permitted by the rules and regulations of the SEC, this prospectus supplement and the accompanying prospectus omit certain information, exhibits and undertakings contained in the Registration
Statement. For further information with respect to us or the Notes, please refer to the Registration Statement, including its exhibits and the financial statements, notes and schedules filed as a part thereof. Statements contained in this prospectus supplement and the accompanying prospectus as to the contents of any contract or other document are not necessarily complete, and in each instance reference is made to the copy of such contract or document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. In addition, we file annual reports and special reports, proxy statements and other information with the SEC. Our SEC filings are available to you on the SEC’s website at http://www.sec.gov. This site contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. We also make available on our website, free of charge, our annual reports on Form 20-F and the text of our reports on Form 6-K, including any amendments to these reports, as well as certain other SEC filings, as soon as reasonably practicable after they are electronically filed with or furnished to the SEC. Our website address is http://www.hsbc.com. The information on these websites is not part of this prospectus supplement, except as specifically incorporated by reference herein.
We are “incorporating by reference” in this prospectus supplement and the accompanying prospectus the information in certain documents that we file with the SEC, which means we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus supplement and the accompanying prospectus. Each document incorporated by reference is current only as of the date of such document, and the incorporation by reference of such documents will not create any implication that there has been no change in our affairs since the date thereof or that the information contained therein is current as of any time subsequent to its date. The information incorporated by reference is considered to be a part of this prospectus supplement and should be read with the same care. When we update the information contained in documents that have been incorporated by reference by making future filings with the SEC, the information incorporated by reference in this prospectus supplement is considered to be automatically updated and superseded. In the case of a conflict or inconsistency between information contained in this prospectus supplement and information incorporated by reference into this prospectus supplement, you should rely on the information contained in the document that was filed later. We incorporate by reference in this prospectus supplement and the accompanying prospectus the 2025 Form 20-F, the 2026 Q1 Earnings Release, the 2026 Interim Report, the Form 6-
K furnished to the SEC on September 10, 2026 (regarding the HSBC Group CFO succession process), the Form 6-K furnished to the SEC on September 25, 2026 (regarding certain changes to board and committee composition) and the 2026 Q3 Earnings Release.
In addition, all documents filed by us with the SEC pursuant to Sections 13(a), 13(c) or 15(d) of the Securities
Exchange Act of 1934, as amended (the “Exchange Act”), and, to the extent expressly stated therein, certain reports on Form 6-K filed by us after the date of this prospectus supplement will also be deemed to be incorporated by reference in this prospectus supplement and the accompanying prospectus from the date of filing of such documents.
Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein will be deemed to be modified or superseded for purposes of this prospectus supplement and the accompanying prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this prospectus supplement and the accompanying prospectus and to be a part hereof from the date of filing of such document.

You may request a copy of these documents at no cost to you by writing or telephoning us at either of the following addresses:
Group Company Secretary
HSBC Holdings plc
8 Canada Square
London E14 5HQ United Kingdom
Tel: +44 20 7991 8888
HSBC Holdings plc
c/o HSBC Bank USA, National Association
66 Hudson Boulevard East, 545W9,
New York,New York, 10001
Attn: Company Secretary
Tel: +1-212-525-5000

SUMMARY OF THE OFFERING
The following summary highlights information contained elsewhere in this prospectus supplement and the accompanying prospectus. This summary is not complete and does not contain all of the information that may be important to you. You should read the entire prospectus supplement and the accompanying prospectus, including the financial statements and related notes incorporated by reference herein, before making an investment decision.
Terms which are defined in “Description of the Notes” included in this prospectus supplement beginning on page
S-40 have the same meaning when used in this summary.

Issuer ..............................................................	HSBC Holdings plc.

Securities Offered .........................................	% Fixed Rate/Floating Rate Senior Unsecured Notes due 20 in an aggregate principal amount of $ (such series of notes, the “20 Fixed/Floating Rate Notes”).

% Fixed Rate/Floating Rate Senior Unsecured Notes due 20 in an aggregate principal amount of $ (such series of notes, the “20 Fixed/Floating Rate Notes”).

Issue Date .......................................................	November , 2026 (the “Issue Date”).

Terms Specific to the 20 Fixed/Floating Rate Notes:

Maturity Date ................................................	The 20 Fixed/Floating Rate Notes will mature on , (the “20 Fixed/Floating Rate Notes Maturity Date”).

Interest ...........................................................
From (and including) the Issue Date to (but
excluding)                    ,          (the “20  Fixed/Floating Rate Notes
Fixed Rate Period”), interest on the 20     Fixed/Floating Rate
Notes will be payable at a rate of     % per annum (the
“20     Fixed/Floating Rate Notes Initial Interest Rate”).

From (and including)                                                  to (but
excluding) the 20     Fixed/Floating Rate Notes Maturity Date (the
“20     Fixed/Floating Rate Notes Floating Rate Period”), the
interest rate on the 20     Fixed/Floating Rate Notes will be equal to
the Benchmark (as defined below) plus     % per annum (the “20
Fixed/Floating Rate Notes Margin”). During the 20     Fixed/
Floating Rate Notes Floating Rate Period, the interest rate on the
20     Fixed/Floating Rate Notes will be calculated quarterly on
each applicable Interest Determination Date.

Interest Payment Dates ................................
During the 20     Fixed/Floating Rate Notes Fixed Rate Period,
interest on the 20     Fixed/Floating Rate Notes will be payable
semi-annually in arrear on           and           of each year, beginning
on                                 , 2027 (each, a “20     Fixed/Floating Rate
Notes Fixed Rate Period Interest Payment Date”).

During the 20     Fixed/Floating Rate Notes Floating Rate Period,
interest on the 20     Fixed/Floating Rate Notes will be payable
quarterly in arrear on           ,           ,                       ,
            ,      ,      and       ,      (each, a “20     Fixed/Floating Rate
Notes Floating Rate Period Interest Payment Date” and together
with the 20      Fixed/Floating Rate Notes Fixed Rate Period
Interest Payment Dates, the “20     Fixed/Floating Rate Notes
Interest Payment Dates”).

20 Fixed/Floating Rate Notes Floating Rate Interest Periods .................................
During the 20     Fixed/Floating Rate Notes Floating Rate Period,
the period beginning on (and including) a 20      Fixed/Floating
Rate Notes Floating Rate Period Interest Payment Date and ending
on (but excluding) the next succeeding 20      Fixed/Floating Rate
Notes Floating Rate Period Interest Payment Date (each, a
“20      Fixed/Floating Rate Notes Floating Rate Interest Period”);
provided that the first 20      Fixed/Floating Rate Notes Floating
Rate Interest Period will begin on (and include)         and will end
on (but exclude) the first 20      Fixed/Floating Rate Notes Floating
Rate Period Interest Payment Date.

Optional Redemption ...................................
We may, in our sole discretion, redeem the 20     Fixed/Floating
Rate Notes during the 20  Fixed/Floating Rate Notes Make-Whole
Redemption Period (as defined below), in whole at any time during such period or in part from time to time during such period, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (i)
100% of their principal amount and (ii) a make-whole price
calculated as set forth under “Description of the Notes––
Redemption,” in each case, plus any accrued and unpaid interest on the 20  Fixed/Floating Rate Notes to be redeemed to (but
excluding) the applicable redemption date (any such redemption, a
“20     Fixed/Floating Rate Notes Make-Whole Redemption”).

The “20     Fixed/Floating Rate Notes Make-Whole Redemption
Period” means the period beginning on (and including)      ,
2027            (six months following the Issue Date) to (but
excluding)       ,      (the “20     Fixed/Floating Rate Notes Par
Redemption Date”); provided that if any additional notes of the
same series are issued after the Issue Date, the 20      Fixed/
Floating Rate Notes Make-Whole Redemption Period for such
additional notes shall begin on (and include) the date that is six months following the issue date for such additional notes.

Following the 20     Fixed/Floating Rate Notes Make-Whole
Redemption Period, we may, in our sole discretion, redeem the
20     Fixed/Floating Rate Notes on the 20     Fixed/Floating Rate
Notes Par Redemption Date, in whole but not in part, at 100% of their principal amount plus any accrued and unpaid interest to (but
excluding) the 20     Fixed/Floating Rate Notes Par Redemption
Date (a “20     Fixed/Floating Rate Notes Par Redemption”).

If we determine, in our sole discretion, that the inclusion of the
20      Fixed/Floating Rate Notes Make-Whole Redemption
provisions in the terms of the Indenture and the 20     Fixed/
Floating Rate Notes could reasonably be expected to prejudice the
eligibility of the 20      Fixed/Floating Rate Notes to count towards
the minimum requirements for own funds and eligible liabilities or loss absorbing capacity of HSBC Holdings and/or the HSBC
Group for the purposes of the Loss Absorption Regulations (as defined under “Description of the Notes—Definitions”), then the
provisions relating to the 20      Fixed/Floating Rate Notes Make-
Whole Redemption shall be deemed not to apply for all purposes
relating to the 20      Fixed/Floating Rate Notes and we shall not
have any right to redeem the 20     Fixed/Floating Rate Notes
pursuant to a 20      Fixed/Floating Rate Notes Make-Whole
Redemption. In such circumstances, we shall promptly provide notice to the trustee, the paying agent, the calculation agent and the
noteholders that the 20      Fixed/Floating Rate Notes Make-Whole
Redemption does not apply; provided that failure to provide such notice will have no impact on the effectiveness of, or otherwise invalidate, any such determination. No action taken in accordance with this paragraph shall be deemed to be an amendment requiring the consent of holders under Section 9.02 of the Base Indenture.

The definition and the terms of each of the 20  Fixed/Floating Rate
Notes Make-Whole Redemption and the 20     Fixed/Floating Rate
Notes Par Redemption are set forth below under “Description of the Notes—Redemption” and the sub-headings thereunder. See
“Risk Factors—Risks Relating to the Notes—We may redeem the
Notes at our option in certain situations.”

Terms Specific to the 20 Fixed/Floating Rate Notes:

Maturity Date ................................................	The 20 Fixed/Floating Rate Notes will mature on , (the “20 Fixed/Floating Rate Notes Maturity Date”).

Interest ...........................................................
From (and including) the Issue Date to (but excluding)
           ,           (the “20     Fixed/Floating Rate Notes Fixed Rate
Period”), interest on the 20     Fixed/Floating Rate Notes will be
payable at a rate of        % per annum (the “20      Fixed/Floating
Rate Notes Initial Interest Rate”).

From (and including)            ,           to (but excluding) the
20        Fixed/Floating Rate Notes Maturity Date (the
“20        Fixed/Floating Rate Notes Floating Rate Period”), the
interest rate on the 20     Fixed/Floating Rate Notes will be equal to
the Benchmark (as defined below) plus           % per annum (the
“20  Fixed/Floating Rate Notes Margin”). During the 20     Fixed/
Floating Rate Notes Floating Rate Period, the interest rate on the
20  Fixed/Floating Rate Notes will be calculated quarterly on each applicable Interest Determination Date.

Interest Payment Dates ................................
During the 20     Fixed/Floating Rate Notes Fixed Rate Period,
interest on the 20        Fixed/Floating Rate Notes will be payable
semi-annually in arrear on          and           of each year, beginning
on                                 , 2027 (each, a “20     Fixed/Floating Rate
Notes Fixed Rate Period Interest Payment Date”).

During the 20  Fixed/Floating Rate Notes Floating Rate Period,
interest on the 20        Fixed/Floating Rate Notes will be payable
quarterly in arrear on           ,           ,            ,             ,          ,
and           ,           (each, a “20           Fixed/Floating Rate Notes
Floating Rate Period Interest Payment Date” and together with the
20        Fixed/Floating Rate Notes Fixed Rate Period Interest
Payment Dates, the “20        Fixed/Floating Rate Notes Interest
Payment Dates”).

20 Fixed/Floating Rate Notes Floating Rate Interest Periods .................................
During the 20     Fixed/Floating Rate Notes Floating Rate Period,
the period beginning on (and including) a 20     Fixed/Floating
Rate Notes Floating Rate Period Interest Payment Date and ending
on (but excluding) the next succeeding 20        Fixed/Floating Rate
Notes Floating Rate Period Interest Payment Date (each, a “20
        Fixed/Floating Rate Notes Floating Rate Interest Period”);
provided that the first 20         Fixed/Floating Rate Notes Floating
Rate Interest Period will begin on (and include) and will end on
(but exclude) the first 20        Fixed/Floating Rate Notes Floating
Rate Period Interest Payment Date.

Optional Redemption ...................................
We may, in our sole discretion, redeem the 20     Fixed/Floating
Rate Notes during the 20     Fixed/Floating Rate Notes Make-
Whole Redemption Period (as defined below), in whole at any time during such period or in part from time to time during such period, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (i) 100% of their principal amount and (ii) a make-whole price calculated as set forth under “Description of the Notes––
Redemption,” in each case, plus any accrued and unpaid interest on the 20  Fixed/Floating Rate Notes to be redeemed to (but
excluding) the applicable redemption date (any such redemption, a
“20     Fixed/Floating Rate Notes Make-Whole Redemption”).

The “20     Fixed/Floating Rate Notes Make-Whole Redemption
Period” means the period beginning on (and including)           ,
2027                (six months following the Issue Date) to (but
excluding)        ,        (the “20     Fixed/Floating Rate Notes Par
Redemption Date”); provided that if any additional notes of the
same series are issued after the Issue Date, the 20     Fixed/Floating
Rate Notes Make-Whole Redemption Period for such additional
notes shall begin on (and include) the date that is six months following the issue date for such additional notes.

Following the 20     Fixed/Floating Rate Notes Make-Whole
Redemption Period, we may, in our sole discretion, redeem the
20     Fixed/Floating Rate Notes on the 20     Fixed/Floating Rate
Notes Par Redemption Date, in whole but not in part, at 100% of their principal amount plus any accrued and unpaid interest to (but
excluding) the 20     Fixed/Floating Rate Notes Par Redemption
Date (a “20     Fixed/Floating Rate Notes Par Redemption”).

If we determine, in our sole discretion, that the inclusion of the
20     Fixed/Floating Rate Notes Make-Whole Redemption
provisions in the terms of the Indenture and the 20     Fixed/
Floating Rate Notes could reasonably be expected to prejudice the
eligibility of the 20     Fixed/Floating Rate Notes to count towards
the minimum requirements for own funds and eligible liabilities or loss absorbing capacity of HSBC Holdings and/or the HSBC
Group for the purposes of the Loss Absorption Regulations (as defined under “Description of the Notes—Definitions”), then the
provisions relating to the 20     Fixed/Floating Rate Notes Make-
Whole Redemption shall be deemed not to apply for all purposes
relating to the 20     Fixed/Floating Rate Notes and we shall not
have any right to redeem the 20     Fixed/Floating Rate Notes
pursuant to a 20     Fixed/Floating Rate Notes Make-Whole
Redemption. In such circumstances, we shall promptly provide notice to the trustee, the paying agent, the calculation agent and the
noteholders that the 20     Fixed/Floating Rate Notes Make-Whole
Redemption does not apply; provided that failure to provide such notice will have no impact on the effectiveness of, or otherwise invalidate, any such determination. No action taken in accordance with this paragraph shall be deemed to be an amendment requiring the consent of holders under Section 9.02 of the Base Indenture.

The definition and the terms of each of the 20     Fixed/Floating
Rate Notes Make-Whole Redemption and the 20     Fixed/Floating
Rate Notes Par Redemption are set forth below under “Description of the Notes—Redemption” and the sub-headings thereunder. See
“Risk Factors—Risks Relating to the Notes—We may redeem the
Notes at our option in certain situations.”

Terms Applicable to each Series of Notes:

Interest Determination Dates .......................	The third business day preceding the applicable Interest Payment Date (each, an “Interest Determination Date”).

Redemption upon Loss Absorption Disqualification Event ...............................
Following the occurrence of a Loss Absorption Disqualification
Event, we may, on the terms and subject to the provisions set forth under “Description of the Notes—Redemption,” in our sole
discretion, redeem the Notes in whole, but not in part (such option to redeem being referred to herein as a “Loss Absorption
Disqualification Event Redemption Option”), at a redemption price equal to 100% of their principal amount, plus any accrued and unpaid interest to (but excluding) the applicable redemption date.

Tax Event Redemption .................................
We may redeem the Notes in whole (but not in part) in our sole discretion upon the occurrence of certain tax events. See “Risk
Factors—Risks Relating to the Notes—We may redeem the Notes
at our option in certain situations.” The redemption price will be equal to 100% of their principal amount plus any accrued and unpaid interest to (but excluding) the date of redemption. See
“Description of Debt Securities—Redemption” in the
accompanying prospectus.

Redemption by Noteholders .........................	The Notes are not redeemable at the option of the noteholders at any time.

Redemption or Purchase Conditions ..........	Any redemption or purchase of the Notes is subject, where applicable, to the regulatory consent as described under “Description of the Notes—Redemption” and “Description of the Notes—Purchases.”

Any redemption of the Notes is subject to our giving prior notice to the noteholders as described under “Description of the Notes— Redemption.”

Calculation of the Benchmark .....................
The “Benchmark” means, initially, Compounded Daily SOFR;
provided that if a Benchmark Transition Event and related
Benchmark Replacement Date have occurred with respect to SOFR or the then-current Benchmark, then “Benchmark” means the
applicable Benchmark Replacement.

“Compounded Daily SOFR” means, in relation to a Floating Rate
Interest Period, the rate of return of a daily compound interest investment (with SOFR as reference rate for the calculation of interest) during the related Observation Period and will be
calculated by the calculation agent on the related Interest
Determination Date as follows:

Where:

“d” means, in relation to any Observation Period, the number of calendar days in such Observation Period;

“d0” means, in relation to any Observation Period, the number of USGS Business Days in such Observation Period;

“i” means, in relation to any Observation Period, a series of whole numbers from one to d0, each representing the relevant USGS
Business Day in chronological order from (and including) the first
USGS Business Day in such Observation Period;

“ni” means, in relation to any USGS Business Day “i” in the
relevant Observation Period, the number of calendar days from
(and including) such USGS Business Day “i” up to (but excluding)
the following USGS Business Day;

“Observation Period” means, in respect of each Floating Rate
Interest Period, the period from (and including) the date which is five USGS Business Days prior to the first day of such Floating
Rate Interest Period to (but excluding) the date which is five USGS
Business Days prior to the Interest Payment Date for such Floating
Rate Interest Period; provided that the first Observation Period shall commence on (and include) the date which is five USGS
Business Days prior to (i) with respect to the 20     Fixed/Floating
Rate Notes, the 20     Fixed/Floating Rate Notes Par Redemption
Date, and (ii) with respect to the 20     Fixed/Floating Rate Notes,
the 20  Fixed/Floating Rate Notes Par Redemption Date;

“SOFR” means, in relation to any day, the rate determined by the calculation agent in accordance with the following provisions:

(1) the daily Secured Overnight Financing Rate for trades made on such day available at or around the Reference Time on the NY Federal Reserve’s Website;

(2) if the rate specified in (1) above is not available at or around the Reference Time for such day (and a Benchmark Transition
Event and its related Benchmark Replacement Date have not
occurred), the daily Secured Overnight Financing Rate in respect of the last USGS Business Day for which such rate was published on the NY Federal Reserve’s Website;

“SOFRi” means, in relation to any USGS Business Day “i” in the relevant Observation Period, SOFR in respect of such USGS Business Day; and

“USGS Business Day” means any day except for a Saturday,
Sunday or a day on which the Securities Industry and Financial
Markets Association or any successor thereto (“SIFMA”)
recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S.
government securities.

Notwithstanding clauses (1) and (2) of the definition of “SOFR”
above, if we (in consultation, to the extent practicable, with the calculation agent) or our designee (in consultation with us)
determine on or prior to the relevant Interest Determination Date that a Benchmark Transition Event and related Benchmark
Replacement Date have occurred with respect to SOFR, then the
“Benchmark Transition Provisions” set forth below will thereafter apply to all determinations of the rate of interest payable on the
Notes during the applicable Floating Rate Period.

In accordance with and subject to the Benchmark Transition
Provisions, after a Benchmark Transition Event and related
Benchmark Replacement Date have occurred, the amount of
interest that will be payable for each interest period on the Notes during the applicable Floating Rate Period will be determined by reference to a rate per annum equal to the Benchmark Replacement plus the applicable Margin.

“designee” means an affiliate or any other agent of HSBC Holdings.

“NY Federal Reserve’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org (or any successor website).

“Reference Time” means (1) if the Benchmark is Compounded
Daily SOFR, for each USGS Business Day, 3:00 p.m. (New York
time) on the next succeeding USGS Business Day, and (2) if the
Benchmark is not Compounded Daily SOFR, the time determined
by us (in consultation, to the extent practicable, with the
calculation agent) or our designee (in consultation with us) in accordance with the Benchmark Replacement Conforming
Changes.

Benchmark Transition Provisions ...............
If we (in consultation, to the extent practicable, with the
calculation agent) or our designee (in consultation with us)
determine that a Benchmark Transition Event and related
Benchmark Replacement Date have occurred prior to the
applicable Reference Time in respect of any determination of the
Benchmark on any date, the applicable Benchmark Replacement
will replace the then-current Benchmark for all purposes relating to the Notes during the applicable Floating Rate Period in respect of such determination on such date and all determinations on all subsequent dates; provided that, if we (in consultation, to the extent practicable, with the calculation agent) or our designee (in consultation with us) are unable to or do not determine a
Benchmark Replacement in accordance with the provisions below prior to 5:00 p.m. (New York time) on the relevant Interest
Determination Date, the interest rate for the related Floating Rate
Interest Period will be equal to the interest rate in effect for the immediately preceding Floating Rate Interest Period or, in the case of the Interest Determination Date prior to the first Floating Rate
Period Interest Payment Date, the applicable Initial Interest Rate.

Benchmark Replacement .............................
“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by us (in consultation, to the extent practicable, with the calculation agent) or our designee
(in consultation with us) as of the Benchmark Replacement Date:

(1) the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable
Corresponding Tenor (if any) and (b) the Benchmark Replacement
Adjustment;

(2) the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; and

(3) the sum of: (a) the alternate rate of interest that has been selected by us (in consultation, to the extent practicable, with the calculation agent) or our designee (in consultation with us) as the replacement for the then-current Benchmark for the applicable
Corresponding Tenor giving due consideration to any industry-
accepted rate of interest as a replacement for the then-current
Benchmark for U.S. dollar-denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

“Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustments) as the
applicable tenor for the then-current Benchmark.

“Relevant Governmental Body” means the Federal Reserve and/or the Federal Reserve Bank of New York (“NY Federal Reserve”),
or a committee officially endorsed or convened by the Federal
Reserve and/or the NY Federal Reserve or any successor thereto.

Benchmark Replacement Adjustment ........
“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by us (in consultation, to the extent practicable, with the calculation agent)
or our designee (in consultation with us) as of the Benchmark
Replacement Date:

(1) the spread adjustment (which may be a positive or negative value or zero) that has been (i) selected or recommended by the
Relevant Governmental Body or (ii) determined by us (in
consultation, to the extent practicable, with the calculation agent)
or our designee (in consultation with us) in accordance with the method for calculating or determining such spread adjustment that has been selected or recommended by the Relevant Governmental
Body, in each case for the applicable Unadjusted Benchmark
Replacement;

(2) if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment;

(3) the spread adjustment (which may be a positive or negative value or zero) that has been selected by us (in consultation, to the extent practicable, with the calculation agent) or our designee (in consultation with us) giving due consideration to industry-accepted spread adjustments (if any), or method for calculating or
determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted
Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

Benchmark Replacement

Benchmark Replacement Conforming Changes ......................................................
In connection with the implementation of a Benchmark
Replacement, we (in consultation, to the extent practicable, with the calculation agent) or our designee (in consultation with us) will have the right to make changes to (1) any Interest Determination
Date, Floating Rate Period Interest Payment Date, Reference Time,
business day convention or Floating Rate Interest Period, (2) the manner, timing and frequency of determining the rate and amounts of interest that are payable on the Notes during the applicable
Floating Rate Period and the conventions relating to such
determination and calculations with respect to interest, (3)
rounding conventions, (4) tenors and (5) any other terms or
provisions of the Notes during the applicable Floating Rate Period, in each case that we (in consultation, to the extent practicable, with the calculation agent) or our designee (in consultation with us)
determine, from time to time, to be appropriate to reflect the determination and implementation of such Benchmark
Replacement in a manner substantially consistent with market practice (or, if we (in consultation, to the extent practicable, with the calculation agent) or our designee (in consultation with us)
decide that implementation of any portion of such market practice is not administratively feasible or determine that no market practice for use of the Benchmark Replacement exists, in such other manner as we (in consultation, to the extent practicable, with the calculation agent) or our designee (in consultation with us)
determine is appropriate (acting in good faith)) (the “Benchmark
Replacement Conforming Changes”). Any Benchmark
Replacement Conforming Changes will apply to the Notes for all future Floating Rate Interest Periods.

Benchmark Transition Event ......................	“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(1) a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such
administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;

(2) a public statement or publication of information by the
regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the
Benchmark; or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

Benchmark Replacement Date ....................	“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1) in the case of clause (1) or (2) of the definition of “Benchmark
Transition Event”, the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or
indefinitely ceases to provide the Benchmark; or

(2) in the case of clause (3) of the definition of “Benchmark Transition Event”, the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the
Benchmark Replacement Date occurs on the same day as, but
earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

ISDA Fallback Rate ......................................
“ISDA Fallback Rate” means the rate that would apply for
derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc.
(“ISDA”) or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

Notice of Benchmark Replacement .............
We will promptly give notice of the determination of the
Benchmark Replacement, the Benchmark Replacement
Adjustment and any Benchmark Replacement Conforming
Changes to the trustee, the paying agent, the calculation agent and the noteholders; provided that failure to provide such notice will have no impact on the effectiveness of, or otherwise invalidate, any such determination.

Decisions and Determinations .....................
All determinations, decisions, elections and any calculations made by us, the calculation agent or our designee for the purposes of calculating (i) the applicable interest on the Notes and (ii) the redemption price, will be conclusive and binding on the
noteholders, us, the trustee and the paying agent, absent manifest error. If made by us, such determinations, decisions, elections and calculations will be made in consultation with the calculation agent, to the extent practicable. If made by our designee, such determinations, decisions, elections and calculations will be made after consulting with us, and our designees will not make any such determination, decision, election or calculation to which we object.
Notwithstanding anything to the contrary in the Indenture or the
Notes, any determinations, decisions, calculations or elections made in accordance with this provision will become effective without consent from the noteholders or any other party.

Agreement with Respect to the Benchmark Replacement ...............................................
By its acquisition of the Notes, each noteholder (which, for these purposes, includes each beneficial owner) (i) will acknowledge, accept, consent and agree to be bound by our or our designee’s determination of a Benchmark Transition Event, a Benchmark
Replacement Date, the Benchmark Replacement, the Benchmark
Replacement Adjustment and any Benchmark Replacement
Conforming Changes, including as may occur without any prior notice from us and without the need for us to obtain any further consent from such noteholder, (ii) will waive any and all claims, in law and/or in equity, against the trustee, the paying agent and the calculation agent or our designee for, agree not to initiate a suit against the trustee, the paying agent and the calculation agent or our designee in respect of, and agree that none of the trustee, the paying agent or the calculation agent or our designee will be liable for, the determination of or the failure to determine any Benchmark
Transition Event, any Benchmark Replacement Date, any
Benchmark Replacement, any Benchmark Replacement
Adjustment and any Benchmark Replacement Conforming
Changes, and any losses suffered in connection therewith and (iii)
will agree that none of the trustee, the paying agent or the calculation agent or our designee will have any obligation to determine any Benchmark Transition Event, any Benchmark
Replacement Date, any Benchmark Replacement, any Benchmark
Replacement Adjustment and any Benchmark Replacement
Conforming Changes (including any adjustments thereto),
including in the event of any failure by us to determine any
Benchmark Transition Event, any Benchmark Replacement Date,
any Benchmark Replacement, any Benchmark Replacement
Adjustment and any Benchmark Replacement Conforming
Changes.

Events of Default and Defaults ....................
You will not have the right to request the trustee to declare the principal amount and accrued but unpaid payments with respect to the Notes to be due and payable or to accelerate the Notes in the case of non-payment of principal and/or interest on the Notes.
Payment of the principal amount, together with accrued and unpaid payments with respect to the outstanding Notes, may be
accelerated only upon certain events of a winding up, as described under “Description of Debt Securities—Senior Debt Securities—
Defaults and Events of Default” in the accompanying prospectus.

Payment of Additional Amounts .................	We will pay additional amounts in respect of the Notes, in the circumstances described under “Description of Debt Securities— Additional Amounts—Senior Debt Securities” in the accompanying prospectus.

Agreement with Respect to the Exercise of UK Bail-in Power ......................................
By its acquisition of the Notes, each noteholder (which, for these purposes, includes each beneficial owner) will acknowledge,
accept, consent and agree, notwithstanding any other term of the
Notes, the Indenture or any other agreements, arrangements or understandings between us and any noteholder, to be bound by (a)
the effect of the exercise of any UK bail-in power (as defined under “Description of the Notes—Definitions”) by the relevant UK resolution authority (as defined under “Description of the Notes—
Definitions”); and (b) the variation of the terms of the Notes or the
Indenture, if necessary, to give effect to the exercise of any UK bail-in power by the relevant UK resolution authority. No
repayment or payment of Amounts Due will become due and
payable or be paid after the exercise of any UK bail-in power by the relevant UK resolution authority if and to the extent such amounts have been reduced, converted, cancelled, amended or
altered as a result of such exercise. For these purposes, “Amounts
Due” are the principal amount of, and any accrued but unpaid interest, including any Additional Amounts (as defined under
“Description of Debt Securities—Additional Amounts—Senior
Debt Securities” in the accompanying prospectus), on the Notes.
References to such amounts will include amounts that have
become due and payable, but which have not been paid, prior to the exercise of any UK bail-in power by the relevant UK resolution authority. See “Description of the Notes—Agreement with Respect to the Exercise of UK Bail-in Power.”

Moreover, each noteholder (which, for these purposes, includes each beneficial owner) will consent to the exercise of any UK bail-
in power as it may be imposed without any prior notice by the relevant UK resolution authority of its decision to exercise such power with respect to the Notes.

Ranking ..........................................................
The Notes will constitute our direct, unsecured obligations and rank pari passu with our other senior indebtedness, and the Notes will rank equally and ratably without any preference among
themselves. Senior indebtedness will not include any indebtedness that is expressed to be subordinated to or pari passu with
subordinated debt securities. See “Description of Debt Securities—
Senior Debt Securities—Defaults and Events of Default” in the
accompanying prospectus.

Form of Notes ................................................
The Notes will be issued in the form of one or more global
securities registered in the name of the nominee for, and deposited with, The Depository Trust Company (“DTC”). See “Description of Debt Securities—Form, Settlement and Clearance” in the
accompanying prospectus.

Trading through DTC, Clearstream Luxembourg and Euroclear .....................
Initial settlement for the Notes will be made in immediately available funds. Secondary market trading between DTC
participants will occur in the ordinary way in accordance with
DTC’s rules and will be settled in immediately available funds using DTC’s Same-Day Funds Settlement System. Secondary
market trading between Clearstream Banking S.A. (“Clearstream
Luxembourg”) customers and/or Euroclear Bank SA/NV
(“Euroclear”) participants will occur in the ordinary way in accordance with the applicable rules and operating procedures of
Clearstream Luxembourg and Euroclear and will be settled using the procedures applicable to conventional eurobonds in
immediately available funds.

Listing ............................................................	Application will be made to list the Notes on the New York Stock Exchange in accordance with its rules.

Sinking Fund .................................................	There will be no sinking fund for the Notes.

Trustee ...........................................................
We will issue the Notes under the indenture dated August 26, 2009
(as amended and supplemented from time to time, the “Base
Indenture”), as supplemented and amended by a forty-second
supplemental indenture, which is expected to be entered into on the
Issue Date, with The Bank of New York Mellon, London Branch, as trustee (the Base Indenture, together with the forty-second supplemental indenture, the “Indenture”).

Paying Agent .................................................	HSBC Bank USA, National Association, or its successor appointed by us pursuant to the Indenture.

Calculation Agent .........................................	HSBC Bank USA, National Association, or its successor appointed by us, pursuant to a calculation agent agreement expected to be entered into on the Issue Date.

Use of Proceeds .............................................	We expect to use the proceeds from the sale of the Notes for general corporate purposes.

Conflicts of Interest ......................................
HSI is an affiliate of HSBC Holdings, and, as such, is deemed to have a “conflict of interest” under FINRA Rule 5121. Accordingly, the offering of the Notes is being conducted in compliance with the requirements of FINRA Rule 5121 (addressing conflicts of interest when distributing the securities of an affiliate), as administered by the Financial Industry Regulatory Authority (“FINRA”). Neither
HSI nor any of our other affiliates will sell any Notes into any of its discretionary accounts without the prior specific written approval of the accountholder.

Minimum Denominations ............................	The Notes will be issued only in registered form in minimum denominations of $200,000 and in integral multiples of $1,000 in excess thereof.

Business Day ..................................................
A day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign currency deposits) in
London, England, and in the City of New York, United States.

Governing Law ..............................................
The Indenture and the Notes will be governed by, and construed in accordance with, the laws of the State of New York except that the waiver of set-off provisions of the Indenture and the Notes (see
“Description of Debt Securities—No Right of Set-Off by Holders”
in the accompanying prospectus) will be governed by, and
construed in accordance with, the laws of England and Wales. Any legal proceedings arising out of, or based upon, the Indenture or the Notes may be instituted in any state or federal court in the City of New York, United States.

RISK FACTORS
An investment in the Notes involves significant risk. Accordingly, you should consider carefully all of the information set forth in, or incorporated by reference into, this prospectus supplement and the accompanying prospectus, before you decide to invest in the Notes. Terms which are defined in “Description of the Notes” included in this prospectus supplement beginning on page S-40 have the same meaning when used in this section.
Risks Relating to HSBC’s Business
For information on risks relating to HSBC’s business, you should read the risks described in the 2025 Form
20-F, including the section entitled “Risk factors” on pages 126 through 137, Note 28 (Provisions) and Note 35
(Legal proceedings and regulatory matters) to the consolidated financial statements included therein on pages 358 through 359 and 369 through 371, respectively, the risks described in the 2026 Q1 Earnings Release, in the section entitled “Risk” on pages 36 through 50, the risks described in the 2026 Interim Report, including the sections entitled “Risk overview” and “Risk” on pages 18 through 19 and pages 45 through 77, respectively, Note 11
(Provisions) and Note 13 (Legal proceedings and regulatory matters) to the interim condensed consolidated financial statements included therein on pages 97 and 97 through 100, respectively, and the risks described in the
2026 Q3 Earnings Release, in the section entitled “Risk” on pages 44 through 57, which are incorporated by reference in this prospectus supplement, and/or similar disclosure in subsequent filings incorporated by reference in this prospectus supplement.
Risks Relating to the Notes
Under the terms of the Notes, you will agree to be bound by the exercise of any UK bail-in power by the relevant
UK resolution authority.
You will agree to be bound by the exercise of any UK bail-in power (as defined under “Description of the
Notes—Definitions”) and you should consider the risk that you may lose all of your investment, including the principal amount plus any accrued interest, if the UK bail-in power is acted upon or that any remaining outstanding
Notes or securities into which the Notes are converted, including our ordinary shares, may be of little value at the time of conversion and thereafter (as described under “—Risks Relating to the Notes—The Notes are the subject of the UK bail-in power, which may result in your Notes being written down to zero or converted into other securities, including unlisted equity securities”).
Specifically, by your acquisition of the Notes, you (which, for these purposes, includes each beneficial owner) will acknowledge, accept, consent and agree, notwithstanding any other term of the Notes, the Indenture or any other agreements, arrangements or understandings between us and you, to be bound by (a) the effect of the exercise of any UK bail-in power by the relevant UK resolution authority (as defined under “Description of the
Notes—Agreement with Respect to the Exercise of UK Bail-in Power”); and (b) the variation of the terms of the
Notes or the Indenture, if necessary, to give effect to the exercise of any UK bail-in power by the relevant UK resolution authority. No repayment or payment of Amounts Due (as defined under “Description of the Notes—
Agreement with Respect to the Exercise of UK Bail-in Power”) will become due and payable or be paid after the exercise of any UK bail-in power by the relevant UK resolution authority if and to the extent such amounts have been reduced, converted, cancelled, amended or altered as a result of such exercise. Moreover, you (which, for these purposes, includes each beneficial owner) will consent to the exercise of any UK bail-in power as it may be imposed without any prior notice by the relevant UK resolution authority of its decision to exercise such power with respect to the Notes. For more information, see “Description of the Notes—Agreement with Respect to the Exercise of UK
Bail-in Power.”
The Notes are the subject of the UK bail-in power, which may result in your Notes being written down to zero or converted into other securities, including unlisted equity securities.
On January 1, 2015, the UK Banking Act 2009, as amended (the “Banking Act”), and other primary and secondary legislative instruments were amended to give effect to the EU Bank Recovery and Resolution Directive
(“BRRD”) in the UK. The stated aim of BRRD is to provide supervisory authorities, including (at the time) the relevant UK resolution authority, with common tools and powers to address banking crises pre-emptively in order to safeguard financial stability and minimize taxpayers’ contributions to bank bail-outs and/or exposure to losses.
As the parent company of a UK bank, we are subject to the Banking Act, which gives wide powers in respect of
UK banks and their parent and other group companies to His Majesty’s Treasury (“HM Treasury”), the Bank of
England (the “BoE”), the PRA and the Financial Conduct Authority (the “FCA”) in circumstances where a UK bank has encountered or is likely to encounter financial difficulties.
As a result, the Notes are subject to existing UK bail-in powers under the Banking Act and may be subject to future UK bail-in powers under existing or future legislative and regulatory proposals. In particular, the Banking Act was amended to implement a “bail-in” tool, which may be exercised by the BoE (as a relevant UK resolution authority), forms part of the UK bail-in power and may result in the Notes being partially or fully written down or converted to other securities, including ordinary shares.
Where the conditions for resolution exist, the BoE may use the bail-in tool (individually or in combination with other resolution tools) to cancel all or a portion of the principal amount of, or interest on, certain unsecured liabilities of a failing financial institution and/or convert certain debt claims into another security, including ordinary shares of the surviving entity. In addition, the BoE may use the bail-in tool to, among other things, replace or substitute the issuer as obligor in respect of debt instruments, modify the terms of debt instruments (including altering the maturity
(if any) and/or the amount of interest payable and/or imposing a temporary suspension on payments), discontinue the listing and admission to trading of financial instruments and/or transfer securities of the relevant financial institution to a third party appointed by the BoE. The BoE must apply the bail-in tool in accordance with a specified preference order. In particular, the Banking Act requires resolution authorities to write-down or convert debts in the following order: (i) additional tier 1 instruments, (ii) tier 2 instruments, (iii) other subordinated claims that do not qualify as additional tier 1 or tier 2 instruments and (iv) certain senior claims. Although the bail-in tool has a safeguard designed to leave no creditor worse off than in the case of insolvency, due to the discretion afforded to the
BoE, the claims of some creditors whose claims would rank equally with yours may be excluded from being subject to the bail-in tool. The greater number of such excluded creditors there are, the greater the potential impact of the bail-in tool on other creditors who have not been excluded (which may include you).
As a result, the Notes, which are subject to the bail-in tool, will be written down or converted to other securities, including ordinary shares, if the reduction of additional tier 1 instruments, tier 2 instruments and subordinated claims that do not qualify as an additional tier 1 or tier 2 instrument, does not sufficiently reduce the aggregate amount of liabilities that must be written down or converted to prevent the HSBC Group’s failure.
Moreover, to the extent the UK bail-in power is exercised pursuant to the Banking Act or otherwise, any securities issued upon conversion of your Notes may not meet the listing requirements of any securities exchange, and our outstanding listed securities may be delisted from the securities exchanges on which they are listed. Any securities you receive upon conversion of your Notes (whether debt or equity) may not be listed for at least an extended period of time, if at all, or may be on the verge of being delisted by the relevant exchange, including, for example, our American depositary receipts listed on the New York Stock Exchange, or our ordinary shares listed on the London Stock Exchange or otherwise. Additionally, there may be limited, if any, disclosure with respect to the business, operations or financial statements of the issuer (which may be an entity other than HSBC Holdings) of any securities issued upon conversion of your Notes, or the disclosure with respect to any existing issuer may not be current to reflect changes in the business, operations or financial statements as a result of the exercise of the UK bail-in power.
Moreover, the exercise of the UK bail-in power and/or other actions implementing the UK bail-in power may require interests in the Notes to be held or taken, as the case may be, including through clearing systems, intermediaries or persons other than DTC. Notably, in some circumstances, the BoE may decide to apply a deferred bail-in, where liabilities are not written down at the start of the resolution but are transferred to a depositary to hold during the bail-in period, with the terms of the write-down being determined at a later point in the bail-in period.
Furthermore, the trustee may be unwilling to continue serving in its capacity as trustee for the Notes, subject to the terms of the Indenture. As a result, there may not be an active market for any securities you may hold after the exercise of the UK bail-in power.

You should consider the risk that you may lose all of your investment, including the principal amount plus any accrued interest, if the UK bail-in power is acted upon or that any remaining outstanding Notes or securities into which your Notes are converted, including our ordinary shares, may be of little value at the time of conversion and thereafter. In addition, trading behavior, including prices and volatility, may be affected by the threat of bail-in and, as a result, your Notes are not necessarily expected to follow the trading behavior associated with other types of securities. See also “—Risks Relating to the Notes—Other powers contemplated by the Banking Act may affect your rights under, and the value of your investment in, the Notes.”
Your rights may be limited in respect of the exercise of the UK bail-in power by the relevant UK resolution authority.
There may be limited protections, if any, that will be available to holders of securities subject to the UK bail-in power (including the Notes) and to the broader resolution powers of the relevant UK resolution authority. For example, although under the Banking Act, the BoE’s resolution instrument with respect to the exercise of the bail-in tool must set out the provisions allowing for securities to be transferred, cancelled or modified (or any combination of these), the resolution instrument may make any other provision that the BoE considers to be appropriate in exercising its specific powers. Such other provisions are expected to be specific and tailored to the circumstances that have led to the exercise of the bail-in tool under the Banking Act and there is uncertainty as to the extent to which usual processes or procedures under English law will be available to holders of securities (including the
Notes). Accordingly, you may have limited or circumscribed rights to challenge any decision of the BoE or other relevant UK resolution authority to exercise its UK bail-in power (or any of its other resolution powers) or to have that decision reviewed by a judicial or administrative process or otherwise.
Other powers contemplated by the Banking Act may affect your rights under, and the value of your investment in, the Notes.
In addition to the bail-in tool, the Banking Act includes powers to (a) transfer all or some of the securities issued by a UK bank or its parent, or all or some of the property, rights and liabilities of a UK bank or its parent (which would include the Notes), to a commercial purchaser or, in the case of securities, into temporary public ownership
(to HM Treasury or an HM Treasury nominee), or, in the case of property, rights or liabilities, to a bridge bank (an entity owned by the BoE); (b) together with another resolution tool only, transfer impaired or problem assets to one or more publicly owned asset management vehicles to allow them to be managed with a view to maximizing their value through eventual sale or orderly wind-down; (c) override any default provisions, contracts or other agreements, including provisions that would otherwise allow a party to terminate a contract or accelerate the payment of an obligation; (d) commence certain insolvency procedures in relation to a UK bank; and (e) override, vary or impose contractual obligations, for reasonable consideration, between a UK bank or its parent and its group undertakings (including undertakings which have ceased to be members of the group), in order to enable any transferee or successor bank of the UK bank to operate effectively.
The Banking Act also gives power to HM Treasury to make further amendments to the law for the purpose of enabling it to use these powers effectively, potentially with retrospective effect.
The powers set out in the Banking Act could affect how credit institutions (and their parent companies) and investment firms are managed as well as, in certain circumstances, the rights of creditors. Accordingly, the taking of any actions contemplated by the Banking Act may affect your rights under the Notes, and the value of your Notes may be affected by the exercise of any such powers or threat thereof.
The circumstances under which the relevant UK resolution authority would exercise its UK bail-in power or other resolution tools under the Banking Act or future legislative or regulatory proposals are uncertain, which may affect the value of your Notes.
There remains significant uncertainty regarding the ultimate nature and scope of the resolution powers under the
Banking Act (and such significant uncertainty may exist with respect to any other resolution powers or tools enacted under future legislative or regulatory proposals), as well as the manner in which such powers would affect us and our securities (including the Notes) if such powers were exercised.

For example, although the exercise of the bail-in tool and other resolution tools under the Banking Act are subject to certain pre-conditions thereunder, there remains uncertainty regarding the specific factors (including, but not limited to, factors outside our control or not directly related to us) which the BoE would consider in deciding whether to exercise such powers with respect to us or our securities (including the Notes). In particular, because the
Banking Act allows for the BoE to exercise its discretion in choosing which resolution tool or tools to apply, it will be difficult to predict whether the exercise of the BoE’s resolution powers with respect to any of our securities will result in a principal write-off or conversion to equity. You may not be able to refer to publicly available criteria in order to anticipate a potential exercise of any such resolution powers and consequently its potential effect on us or the Notes.
Accordingly, it is not yet possible to assess the full impact of the exercise of the UK bail-in power pursuant to the Banking Act or otherwise on us, and there can be no assurance that the taking of any actions contemplated therein would not adversely affect your rights, the price or value of your investment in the Notes and/or our ability to satisfy our obligations under the Notes.
Your remedies under the Notes are limited.
The remedies under the Notes are more limited than those that may be available to some of our other unsubordinated creditors.
There is no right of acceleration in the case of non-payment of principal and/or interest on the Notes or of our failure to perform any of our obligations under or in respect of the Notes. Payment of the principal amount, together with accrued and unpaid payments with respect to the outstanding Notes, may be accelerated only upon certain events of a winding up, as described under “Description of Debt Securities—Senior Debt Securities—
Defaults and Events of Default” in the accompanying prospectus, and the sole remedy against us under the Indenture for recovery of amounts owing in respect of any non-payment of any amount that has become due and payable under the Notes is, subject to certain conditions and to the provisions described in “Description of Debt Securities—Senior
Debt Securities—Defaults and Events of Default” in the accompanying prospectus (including your right to institute suit for the enforcement of any payment of the principal of, or interest on, the Notes on or after the due dates thereof), for the trustee, in accordance with the Indenture, to institute proceedings in England (or such other jurisdiction in which we may be organized, but not elsewhere) for our winding up.
Other changes in law may adversely affect your rights as a noteholder.
Changes in law after the date hereof may affect your rights as noteholder as well as the market value of the
Notes. Such changes in law may include changes in statutory, tax and regulatory regimes during the life of the
Notes, which may have an adverse effect on an investment in the Notes. Moreover, any change in law or regulation that would cause the Notes to become fully or partially ineligible to count towards our and/or the HSBC Group’s minimum requirements for own funds and eligible liabilities and/or loss absorbing capacity could trigger a Loss
Absorption Disqualification Event (as defined under “Description of the Notes—Redemption—Redemption upon
Loss Absorption Disqualification Event”). In addition, any change in law or regulation that results in our having to pay Additional Amounts to you could constitute a tax event that may entitle us to redeem the Notes in whole (but not in part) in our sole discretion as more particularly described under “—Risks Relating to the Notes—We may redeem the Notes at our option in certain situations” below and “Description of Debt Securities—Redemption” in the accompanying prospectus.
In particular, the UK’s withdrawal from the EU continues to create significant political, regulatory and macroeconomic uncertainty. For instance, while the UK’s withdrawal from the EU does not affect the validity of the
Banking Act (through which BRRD was implemented), UK and EU law have diverged with respect to certain aspects of recovery and resolution, as well as regulatory capital requirements, and may diverge further, particularly as a result of the enactment of the Financial Services and Markets Act 2023 on June 29, 2023, which gives HM
Treasury powers to revoke EU-derived laws (known as “retained EU laws” or “REUL” before the end of 2023 and as of January 1, 2024, known as “assimilated law”) related to financial services (including the UK CRR) and replace such assimilated law with a new UK legislative framework. Certain parts of the UK CRR have already been revoked and replaced with PRA rules. The PRA has also published policy statements PS12/25 and PS3/26 in July 2025 and

January 2026, respectively, which contain the final policy in relation to the restatement and modification of the remaining UK CRR provisions within the PRA rules. While certain proposed rules in PS12/25 (including those relating to the definition of capital) came into force on January 1, 2026, the remaining rules are intended to take effect from January 1, 2027. Additionally, HM Treasury made the Credit Institutions and Investment Firms
(Miscellaneous Definitions) (Amendment) Regulations 2026 on April 29, 2026. These regulations come into force on January 1, 2027 and restate certain key definitions from UK CRR into UK legislation as a necessary pre-requisite for the amendment of the overall banking prudential framework. In line with these statutory changes, on May 27,
2026, the PRA published PS14/26, which set out how certain defined terms in UK CRR would be restated in the
PRA Rulebook, with such changes to take effect from January 1, 2027.
Furthermore, on January 20, 2026, the PRA published final-form rules implementing the remaining elements of the Basel III standards (“Basel 3.1”) as part of the PRA’s policy statement PS1/26. Implementation is scheduled for
January 1, 2027, with the market risk internal model approach delayed until January 1, 2028. Thereafter, it is proposed that the full extent of the output floor – a key component of the package – would be phased in over 3 years.
Separately, on May 28, 2026, the PRA published policy statement PS15/26, setting out its final policy following the first phase of its review of Pillar 2A methodologies. PS15/26 replaces the PRA’s existing benchmarking methodology for assessing potential credit risk underestimation under the Standardised Approach with new systematic methodologies for certain exposures to central governments and central banks, regional governments and local authorities, and retail unconditionally cancellable commitments, and revises the PRA’s expectations regarding firms’ assessment of idiosyncratic credit risk. PS15/26 also makes certain clarifications and changes to the PRA’s approach to assessing operational risk, pension obligation risk, and market risk and counterparty credit risk for Pillar
2A purposes. The final policy and rules in PS15/26 are scheduled to take effect on January 1, 2027, the same date as the implementation of the remaining Basel 3.1 standards. These changes could affect the level of Pillar 2A capital that we are required to hold.
Such regulatory changes and the resulting actions taken to address them may include higher capital and additional loss absorbency requirements and increased powers of competent authorities which together may have an adverse impact on the HSBC Group’s, and may therefore affect our, performance and financial condition. It is not possible to predict changes to legislation or regulatory rulemaking or the ultimate consequences of any such changes to the HSBC Group or the noteholders, which could be material to the rights of noteholders and/or our ability to satisfy our obligations under the Notes.
Such legislative and regulatory uncertainty could also affect the liquidity of the Notes and/or your ability to accurately value them, and, therefore, affect the trading price of the Notes given the extent and impact on the Notes that one or more regulatory or legislative changes, including those described under “—Risks Relating to the Notes—
The circumstances under which the relevant UK resolution authority would exercise its UK bail-in power or other resolution tools under the Banking Act or future legislative or regulatory proposals are uncertain, which may affect the value of your Notes,” could have on the Notes.
We may redeem the Notes at our option in certain situations.
We may, in our sole discretion, redeem the Notes pursuant to a Par Redemption (as defined below), in whole but not in part, on the applicable Par Redemption Date at a redemption price equal to 100% of their principal amount plus any accrued and unpaid interest to (but excluding) the applicable Par Redemption Date, in each case on the terms and subject to the provisions set forth under “Description of the Notes––Redemption.” We may also, in our sole discretion, redeem the Notes during the applicable Make-Whole Redemption Period, in whole at any time during such period or in part from time to time during such period, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (i) 100% of their principal amount and (ii) a make-whole price calculated as set forth under “Description of the Notes––Redemption––Make-Whole
Redemption” (in each case, plus any accrued and unpaid interest on the Notes to be redeemed to (but excluding) the applicable redemption date). In addition, following the occurrence of a Loss Absorption Disqualification Event, we may, in our sole discretion, redeem the Notes in whole, but not in part, at a redemption price equal to 100% of their principal amount, plus any accrued and unpaid interest to (but excluding) the applicable redemption date (on the terms and subject to the provisions set forth under “Description of the Notes—Redemption”). Moreover, we may
redeem the Notes at any time in whole (but not in part) in our sole discretion upon the occurrence of certain tax events, as more particularly described under “Description of the Notes—Redemption” and “Description of Debt
Securities— Redemption” in the accompanying prospectus. Certain of such tax events may occur at any time after the Issue Date and it is therefore possible that we would be able to redeem the Notes at any time after the Issue Date.
Our optional redemption may limit the market value of the Notes to the redemption price during the period shortly before the relevant redemption date. Additionally, if we redeem the Notes in any of the circumstances mentioned above, you may not be able to reinvest the redemption proceeds in securities offering a comparable yield.
In addition, we may only redeem or purchase the Notes prior to the Maturity Date if we have obtained any
Relevant Supervisory Consent (if and to the extent that such consent is then required by the Loss Absorption
Regulations), regardless of whether such redemption or purchase would be favorable to you (see “Description of the
Notes—Redemption”).
We may issue securities pari passu with the Notes and/or secured debt.
There is no restriction on the amount of securities that we may issue, incur or guarantee that rank pari passu with the Notes. In particular, we are subject to total loss absorbing capacity (“TLAC”) requirements applicable to global systemically important banks (“G-SIBs”) set out in the Bank of England’s statement of policy on its approach to setting MREL (the “MREL SoP”), which implement the FSB final standards for TLAC requirements for G-SIBs.
The MREL SoP was most recently updated with effect from January 1, 2026 to incorporate the majority of TLAC rules that were previously set out in the UK CRR. The MREL SoP also sets out internal MREL requirements that apply to some of our UK subsidiaries. Following an earlier revocation of Article 92b of UK CRR on January 1,
2024, the Bank of England is no longer subject to the European Union’s decision to apply a fixed internal TLAC requirement of 90% of (hypothetical) external TLAC and will be free to use its discretion to set internal TLAC within the range of 75-90%, consistent with the FSB standards.
For more information on the requirements concerning MREL/TLAC applicable to us, see pages 111 through 116 in the 2025 Form 20-F. Furthermore, the terms of the Indenture permit us (and our subsidiaries) to incur additional debt, including secured debt. The Notes will be effectively subordinated to any indebtedness or other liabilities of our subsidiaries (see “—Risks Relating to the Notes—Our holding company structure may mean that our rights to participate in assets of any of our subsidiaries upon its liquidation may be subject to prior claims of some of its creditors, including when we have loaned or otherwise advanced the proceeds received from the issuance of the Notes to such subsidiary”) and to any of our indebtedness that is secured by property or assets to the extent of the value of the property or assets securing such indebtedness.
In the event of our winding up, holders of Notes may recover from the value of our assets to satisfy their claims only after our secured creditors have been paid in full. In addition, the claims of creditors holding securities that rank pari passu with the Notes may reduce the amount recoverable by holders of Notes. Therefore, holders of Notes may lose all or some of their investment in the Notes in the event of our winding up. In addition, the Notes do not contain any restriction on us issuing securities that may have preferential rights to the Notes or securities with similar or different provisions to those described herein.
Our holding company structure may mean that our rights to participate in assets of any of our subsidiaries upon its liquidation may be subject to prior claims of some of its creditors, including when we have loaned or otherwise advanced the proceeds received from the issuance of the Notes to such subsidiary.
The Notes are our obligations exclusively and are not guaranteed by any person, including any of our subsidiaries. We are a non-operating holding company and, as such, our principal source of income is derived from our operating subsidiaries that hold the principal assets of the HSBC Group. As a separate legal entity, we rely on, among other things, remittance of our subsidiaries’ loan and debt securities interest payments and dividends in order to be able to meet our obligations to you as they fall due. The ability of our subsidiaries and affiliates to pay dividends and (in certain circumstances) interest payments could be restricted by changes in regulation, statutory/
contractual restrictions, exchange controls, tax laws and other requirements, which may, in turn, restrict our ability to pay any amounts due under the Notes.

In addition, because we are a holding company, our rights to participate in the assets of any subsidiary if it is liquidated will be subject to the prior claims of its creditors and any preference shareholders, except to the extent that we may be a creditor with recognized claims ranking ahead of or pari passu with such prior claims against the subsidiary.
We also have absolute discretion as to how we make our investments in, or advance funds to, our subsidiaries, including any proceeds of issuances of debt securities, such as the Notes, and as to how we may restructure existing investments and funding in the future (which restructuring may be implemented without prior notification to you).
The ranking of our claims in respect of such investments and funding in the event of the liquidation of a subsidiary, and their treatment in resolution, will depend in part on their form and structure and the types of claim to which they give rise. The purposes of such investments and funding, and any such restructuring, may include, among other things, the provision of different amounts or types of capital or funding to particular subsidiaries, including for the purposes of meeting regulatory requirements, such as the implementation of the MREL requirements or any equivalent requirements imposed by the BoE, and the FSB’s minimum TLAC requirements, in respect of such subsidiaries, which may require funding to be made on a subordinated basis, or the implementation of the Basel 3.1 requirements. See pages 111 through 112 and 115 through 116 in the 2025 Form 20-F.
In addition, the terms of some loans or investments in capital instruments issued by our subsidiaries may contain contractual mechanisms that, upon the occurrence of a trigger related to the prudential or financial condition of such subsidiary, would result in a write-down of the claim or a change in the ranking and type of claim that we have against such subsidiary. The regulatory framework applicable to our subsidiaries may also provide statutory powers to regulatory authorities to write-down or convert such loans or investments to equity depending on the prudential or financial condition of the subsidiary. In addition, such loans to and investments in our subsidiaries may also be subject to the exercise of the UK bail-in power. See “—Risks Relating to the Notes— The Notes are the subject of the UK bail-in power, which may result in your Notes being written down to zero or converted into other securities, including unlisted equity securities.” Any changes in the legal or regulatory form or ranking of a loan or investment could also affect its treatment in resolution.
If any of our subsidiaries were wound up, liquidated or dissolved (i) you would have no right to proceed against the assets of such subsidiary and (ii) the liquidator of such subsidiary would first apply the assets of such subsidiary to settle the claims of such subsidiary’s creditors and/or preference shareholders (including holders of such subsidiary’s senior or subordinated debt, including eligible liabilities, tier 2 and additional tier 1 capital instruments, all of which may include us) before we would be entitled to receive any distributions in respect of such subsidiary’s ordinary shares. Similarly, if any of our subsidiaries were subject to resolution proceedings (i) you may have no direct recourse against such subsidiary and (ii) you and we may also be exposed to losses pursuant to the exercise by the relevant resolution authority of resolution powers (including any applicable bail-in power).
The Notes are not bank deposits.
An investment in the Notes is not equivalent to an investment in a bank deposit and carries risks that are very different from the risk profile of such a deposit.
The issue price, interest rate and yield to maturity of the Notes are expected to reflect the additional risks borne by investors therein when compared to those of depositors. For example, the Notes do not benefit from any protection provided pursuant to the UK law which implemented the EU Deposit Guarantee Scheme Directive
(2014/49/EU), such as the UK Financial Services Compensation Scheme. Therefore, if we become insolvent or default on our obligations, investors could lose their entire investment. Additionally, given that the Notes are not bank deposits, they would be subject to the bail-in tool before it is applied to bank deposits (to the extent that such deposits are subject to the bail-in tool at all). See “—Risks Relating to the Notes—The Notes are the subject of the
UK bail-in power, which may result in your Notes being written down to zero or converted into other securities, including unlisted equity securities.”

The Notes constitute a new issue of securities by us and we cannot guarantee that an active public market for the securities will develop or be sustained.
The Notes will constitute a new issue of securities by us. Prior to our present issuance of Notes, there will have been no public market for the Notes. Even though the Notes are expected to have greater liquidity than a bank deposit given that bank deposits are generally not transferable, there can be no assurance that an active public market for the Notes will develop. See “—Risks Relating to the Notes—The Notes are not bank deposits.” Although we will apply for the Notes to be listed on the New York Stock Exchange, there can be no assurance that an active public market for the Notes will develop and, if such a market were to develop, we and the underwriters are under no obligation to maintain such a market. In addition, the ability of the underwriters to make a market in the Notes may be impacted by changes in regulatory requirements applicable to the marketing, holding and trading of, and issuing quotations with respect to, the Notes. The liquidity and the market prices for the Notes can be expected to vary with changes in market and economic conditions and our financial condition and prospects and other factors that generally influence the market prices of securities.
Our credit ratings may not reflect all risks of an investment in the Notes, and changes to any credit rating assigned to us or the Notes may affect the market value of the Notes.
Our credit ratings or those assigned to the Notes may not reflect the potential impact of all risks related to structure and other factors on any trading market for, or market value of, the Notes. A credit rating is not a recommendation to buy, sell or hold securities and may be revised or withdrawn by the rating agency at any time in its sole discretion.
Any rating assigned to us or the Notes may be withdrawn entirely by a credit rating agency, may be suspended or may be lowered, if, in that credit rating agency’s judgment, circumstances relating to the basis of the rating so warrant. Moreover, the rating agencies that currently, or may in the future, publish a rating for us or the Notes may change the methodologies that they use for analyzing securities with features similar to the Notes.  Ratings may be impacted by a number of factors that can change over time, including the credit rating agency’s assessment of: (i)
our strategy and management’s capability; (ii) our financial condition, including in respect of capital, funding and liquidity; (iii) competitive, economic, legal and regulatory conditions in our key markets, including those markets where we have large exposures or on which our operating results, including revenues, are substantially dependent;
(iv) the level of political support for the industries in which we operate; (v) legal and regulatory frameworks affecting our legal structure, business activities and the rights of our creditors; and (vi) the impact of the current macroeconomic environment, the Russia-Ukraine war (including hybrid attacks across Europe attributed to Russia), the conflict in the Middle East, or any potential military action or conflict elsewhere.
There can be no assurance that the rating agencies will maintain the current ratings or outlook assigned to us or the Notes.
Real or expected downgrades, suspensions or withdrawals of credit ratings assigned to us or the Notes could cause the liquidity or trading prices of the Notes to decline significantly. Additionally, any uncertainty about the extent of any anticipated changes to the credit ratings assigned to us or the Notes may adversely affect the market value of the Notes.
You may not be entitled to receive U.S. dollars in a winding up.
If you are entitled to any recovery with respect to the Notes in any winding up, you might not be entitled in those proceedings to a recovery in U.S. dollars and might be entitled only to a recovery in pounds sterling or any other lawful currency of the UK. In addition, under current English law, our liability to you would have to be converted into pounds sterling or any other lawful currency of the UK at a date close to the commencement of proceedings against us and you would be exposed to currency fluctuations between that date and the date you receive proceeds pursuant to such proceedings, if any.

We or our affiliates may publish research that could affect the market value of the Notes.
We or one or more of our affiliates may, at present or in the future, publish research reports with respect to
SOFR, movements in interest rates, or the transition from interbank offered rates to alternative reference rates. This research is modified from time to time without notice and may express opinions or provide recommendations that are inconsistent with purchasing or holding the Notes. Any of these activities may affect the market value of the
Notes.
Risks Relating to the Benchmark
The market continues to develop in relation to SOFR.
For each Floating Rate Interest Period, the interest rate on the Notes is based on a daily compounded SOFR rate calculated using the formula described in “Description of the Notes” below.
There currently is no uniform market convention with respect to the calculation of daily compounded SOFR or
SOFR generally. Market terms for debt securities indexed to SOFR, such as the spread over the index reflected in interest rate provisions and the formula and related conventions described in “Description of the Notes” below to calculate Compounded Daily SOFR for the Notes, may evolve over time, and trading prices of the Notes may be lower than those of later-issued SOFR-linked debt securities which contain more settled and different market terms as a result.  In particular, HSBC may in the future also issue securities referencing SOFR that differ materially in terms of interest determination when compared with any previous SOFR-referenced securities, including the Notes.
Any such issuance, together with the development of SOFR as an interest reference rate, the continued development of other SOFR-based rates (such as weighted average SOFR and term SOFR) and market infrastructure for adopting such rates, could result in reduced liquidity or increased volatility or otherwise affect the market price of any previous SOFR-referenced securities, including the Notes. The manner of adoption or application of SOFR-based rates in one market may differ materially compared with the application and adoption of SOFR-based rates in other markets, such as the derivatives and loan markets, including the manner of adoption or application by HSBC.
Investors should consider how any mismatch between applicable conventions for the use of SOFR-based reference rates across these markets may impact any hedging or other financial arrangements that they may put in place in connection with any acquisition, holding or disposal of the Notes.
Historical levels of SOFR are not an indication of its future levels.
The NY Federal Reserve began to publish SOFR in April 2018 and has published modeled, pre-publication estimates of SOFR going back to 2014. Such pre-publication estimates inherently involve assumptions, estimates and approximations. Hypothetical or historical performance data and trends are not indicative of, and have no bearing on, the potential performance of SOFR and therefore you should not rely on any such data or trends as an indicator of future performance. Since the initial publication of SOFR, daily changes in the rate have, on occasion, been more volatile than daily changes in comparable benchmark or market rates. As a result, the return on and value of SOFR-linked debt securities may fluctuate more than floating rate debt securities that are linked to less volatile rates. The future performance of SOFR is impossible to predict, and therefore no future performance of SOFR should be inferred from any hypothetical or historical data or trends.
Calculation of Compounded Daily SOFR includes certain delays which will limit your ability to calculate accrued interest with respect to any period.
Because SOFR in respect of a given day is not published until the USGS Business Day immediately following such day, it is not possible to calculate accrued interest with respect to any period until after the end of such period, which may adversely affect your ability to trade the Notes in the secondary market.
Interest payments due on the Notes in respect of each Floating Rate Interest Period will be determined only after the end of the related Observation Period. Therefore, holders of the Notes will not know the amount of interest payable with respect to each Floating Rate Interest Period until shortly prior to the related Floating Rate Period
Interest Payment Date. It may be difficult for investors to estimate reliably the amounts of interest that will be payable on each such Floating Rate Period Interest Payment Date at the beginning of or during the relevant Floating
Rate Interest Period, which could adversely impact the liquidity and trading price of the Notes.
Because of the delay between the end of an Observation Period and the related Floating Rate Period Interest
Payment Date, increases in the level of SOFR which occur during such period will not be reflected in the interest payable on such Floating Rate Period Interest Payment Date and any such increase will instead be reflected in the following Floating Rate Interest Period. In the case of the final Floating Rate Interest Period, noteholders will not receive the benefit of any increase in the level of SOFR on any date occurring between the end of the related
Observation Period and the Maturity Date (or other date of redemption or repayment).
SOFR differs fundamentally from, and may not be a comparable substitute for, U.S. dollar LIBOR.
The composition and characteristics of SOFR are not the same as those of U.S. dollar London interbank offered rate (“LIBOR”), and the performance of the Notes is not expected to be comparable to LIBOR-linked securities.
SOFR is a broad Treasury repo financing rate that represents overnight secured funding transactions and is not the economic equivalent of U.S. dollar LIBOR. While SOFR is a secured rate, U.S. dollar LIBOR was an unsecured rate. While Compounded Daily SOFR is a backward-looking rate based on an overnight rate, U.S. dollar LIBOR was a forward-looking rate that represented interbank funding for a specified term. As a result, there can be no assurance that SOFR, or SOFR-based securities such as the Notes, will perform in the same way as U.S. dollar
LIBOR, or LIBOR-based securities, would have at any time, including, without limitation, as a result of changes in interest and yield rates in the market, bank credit risk, market volatility or global or regional economic, financial, political, regulatory, judicial or other events.
Compounded Daily SOFR will not be the SOFR rate published on or for a particular day during such Floating
Rate Interest Period or an average of SOFR rates during such Floating Rate Interest Period. If the SOFR rate for a particular USGS Business Day during an Observation Period is negative, the inclusion of such SOFR value in the calculation of Compounded Daily SOFR will reduce the interest rate and the interest payable for such Floating Rate
Interest Period; provided that in no event will the interest payable on the Notes be less than zero.
SOFR may be modified or discontinued by its administrator.
The NY Federal Reserve (or a successor), as administrator of SOFR, may make methodological or other changes that could change the value of SOFR, including changes related to the method by which SOFR is calculated, eligibility criteria applicable to the transactions used to calculate SOFR, or timing related to the publication of SOFR (which may include withdrawing, suspending or discontinuing the calculation or dissemination of SOFR). The NY Federal Reserve may make any or all of these changes in its sole discretion and without notice, and it has no obligation to consider the interests of holders of the Notes in calculating, withdrawing, modifying, amending, suspending or discontinuing SOFR. Because SOFR is published by the NY Federal Reserve based on data received from other sources, HSBC has no control over its determination, calculation or publication.
There can be no guarantee that SOFR will not be modified or discontinued in a manner that is materially adverse to you. If the manner in which SOFR is calculated is changed or if SOFR is discontinued, that change or discontinuance may result in a reduction or elimination of the amount of interest payable on the Notes and a reduction in their trading prices.
Uncertainty relating to the regulation of benchmarks may adversely affect the value of the Notes.
SOFR and other interest rates or other types of rates and indices which are deemed to be “benchmarks” are the subject of ongoing national and international regulatory discussions and proposals for reform. Some of these reforms are already effective, while others are still to be implemented. Following the implementation of any such reforms, the manner of administration of benchmarks, including SOFR, may change, with the result that they may perform differently than in the past, or the benchmark could be eliminated entirely, or there could be other consequences that cannot be predicted. Any of the foregoing may have an adverse effect on the value of the Notes.

Interest on the Notes during the applicable Floating Rate Period will be calculated using the Benchmark
Replacement if a Benchmark Transition Event occurs.
To the extent SOFR is discontinued or is no longer quoted, floating interest rates will be determined using the alternative methods described under “Description of the Notes—Interest—Benchmark Transition Provisions.” In
particular, if we (in consultation, to the extent practicable, with the calculation agent) or our designee (in consultation with us) determine that a Benchmark Transition Event and related Benchmark Replacement Date have occurred, we (in consultation, to the extent practicable, with the calculation agent) or our designee (in consultation with us) will use the Benchmark Replacement for the purposes of determining the floating interest rates, as well as to make certain changes to the manner in which floating interest rates are calculated or determined (in consultation with the calculation agent).
This Benchmark Replacement may result in interest payments that are lower than, or that do not otherwise correlate over time with, the payments that would have been made on the Notes if SOFR was available in its current form. Additionally, if SOFR is no longer calculated or administered and no Benchmark Replacement is calculated
(including because the same costs and risks that may lead to the discontinuation or unavailability of SOFR make the
Benchmark Replacement impossible or impracticable to determine), the floating interest rate on the Notes may accrue at the same rate as the immediately preceding Floating Rate Interest Period (or, in the case of the initial
Floating Rate Interest Period, the applicable Initial Interest Rate), effectively converting the Notes, during the relevant Floating Rate Period, into fixed rate instruments. Due to the uncertainty concerning the availability of benchmark replacements, the relevant fallback provisions may not operate as intended at the relevant time. Any of the foregoing may have an adverse effect on the value of the Notes.
The rate of interest on the Notes during the applicable Floating Rate Period may be determined by reference to a
Benchmark Replacement even if SOFR continues to be published.
If a Benchmark Transition Event and related Benchmark Replacement Date occur with respect to SOFR, the rate of interest on the Notes during the applicable Floating Rate Period will thereafter be determined by reference to the Benchmark Replacement. A Benchmark Transition Event includes, among other things, a public statement or publication of information by the regulatory supervisor for the administrator of SOFR announcing that SOFR is no longer representative. The rate of interest on the Notes may therefore cease to be determined by reference to SOFR, and instead be determined by reference to the Benchmark Replacement, even if SOFR continues to be published.
Such rate may be lower than SOFR for so long as SOFR continues to be published, and the value of and return on the Notes may be adversely affected.
Any Benchmark Replacement will likely be a relatively new market index that may be altered or discontinued.
The Benchmark Transition Provisions specify a “waterfall” of alternative rates that may become the Benchmark
Replacement. These alternative rates are uncertain and no market convention currently exists, or may ever exist, for their determination. For example, the ISDA Fallback Rate, which is the rate referenced in the ISDA Definitions that is to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor, has not been established as of the date hereof. Even after the ISDA Fallback Rate is initially determined,
ISDA Definitions and the ISDA Fallback Rate may change over time. Uncertainty surrounding the establishment of market conventions related to the calculation of the ISDA Fallback Rate and other alternative rates, and whether any of the alternative rates is a suitable replacement or successor for SOFR, may adversely affect the value of and return on your Notes.
The Benchmark Transition Provisions provide for a Benchmark Replacement Adjustment to be added to the
Unadjusted Benchmark Replacement in order to make the Unadjusted Benchmark Replacement more comparable to
SOFR. However, such adjustment will not necessarily make the Unadjusted Benchmark Replacement equivalent to
SOFR. In particular, the Benchmark Replacement Adjustment may be a one-time adjustment, so such adjustment above the applicable Unadjusted Benchmark Replacement may not respond to changes in unsecured bank credit risk or other market conditions on a periodic basis.
Further, (i) any failure of the Benchmark Replacement to gain market acceptance could adversely affect the
Notes, (ii) the Benchmark Replacement may have a very limited history and the future performance of the

Benchmark Replacement may not be able to be predicted based on historical performance, (iii) the secondary trading market for debt securities linked to the Benchmark Replacement may be limited and (iv) the administrator of the
Benchmark Replacement may make changes that could change the value of the Benchmark Replacement or discontinue the Benchmark Replacement and would not have any obligation to consider the interests of noteholders in doing so.
We or our designee (after consulting with us) may make determinations with respect to the Notes that could affect the value of and return on the Notes.
We (in consultation, to the extent practicable, with the calculation agent) or our designee (in consultation with us) may make certain determinations with respect to the Notes as further described in this prospectus supplement that may adversely affect the value of and return on the Notes. In particular, if a Benchmark Transition
Event and related Benchmark Replacement Date occur, we (in consultation, to the extent practicable, with the calculation agent) or our designee (in consultation with us) will determine the Benchmark Replacement and the
Benchmark Replacement Adjustment and can make Benchmark Replacement Conforming Changes in connection with the implementation of the applicable Benchmark Replacement as described below under “Description of the
Notes—Interest—Benchmark Transition Provisions.” These determinations may require the exercise of discretion and the making of subjective judgments (such as, for example, determining the occurrence or non-occurrence of a
Benchmark Transition Event).
Benchmark Replacements and Benchmark Replacement Adjustments may be selected or formulated by (i) the
Relevant Governmental Body (such as the Alternative Reference Rates Committee), (ii) ISDA, or (iii) in certain circumstances, us (or one of our affiliates). In addition, the Benchmark Transition Provisions expressly authorize us
(in consultation, to the extent practicable, with the calculation agent) or our designee (in consultation with us) to make Benchmark Replacement Conforming Changes with respect to, among other things, the determination of
Floating Rate Interest Periods and the timing and frequency of determining rates and making payments of interest; in each case that we (in consultation, to the extent practicable, with the calculation agent) or our designee (in consultation with us) determines, from time to time, to be appropriate to reflect the determination and implementation of such Benchmark Replacement in a manner substantially consistent with market practice (or, if we
(in consultation, to the extent practicable, with the calculation agent) or our designee (in consultation with us)
decides that implementation of any portion of such market practice is not administratively feasible or determines that no market practice for use of the Benchmark Replacement exists, in such other manner as we (in consultation, to the extent practicable, with the calculation agent) or our designee (in consultation with us) determines is appropriate
(acting in good faith)).
Any determination, decision or election that may be made by us pursuant to the Benchmark Transition
Provisions will, if made by us, be made in consultation with the calculation agent, to the extent practicable, and, if made by our designee, be made after consulting with us and, in each case, will become effective without consent from the holders of the Notes or any other party. Any designee that we may appoint in connection with these determinations may be our affiliate. When performing such functions, potential conflicts of interest may exist between us, our designee or the calculation agent and holders of the Notes. All determinations by us (in consultation with the calculation agent, to the extent practicable) or our designee (after consulting with us) will be conclusive for all purposes and binding on us and holders of the Notes absent manifest error. In making these potentially subjective determinations, we, our designee or the calculation agent may have economic interests that are adverse to your interests, and such determinations may adversely affect the value of and return on the Notes. Because the
Benchmark Replacement is uncertain, we (in consultation, to the extent practicable, with the calculation agent) or our designee (in consultation with us) are likely to exercise more discretion in respect of calculating interest payable on the Notes during the applicable Floating Rate Period than would be the case in the absence of a Benchmark
Transition Event and related Benchmark Replacement Date. Neither they nor we will have any obligation to consider your interests as a noteholder in taking any action that might affect the value of the Notes.
The application of a Benchmark Replacement and Benchmark Replacement Adjustment, and any
implementation of Benchmark Replacement Conforming Changes, could result in adverse consequences to the amount of interest payable on the Notes, which could adversely affect the return on, value of and market for such
Notes. Further, there is no assurance that the characteristics of any Benchmark Replacement will be similar to the then-current Benchmark that it is replacing, or that any Benchmark Replacement will produce the economic equivalent of the then-current Benchmark that it is replacing.

HSBC HOLDINGS PLC
HSBC is one of the largest banking and financial services organizations in the world. As of September 30, 2026,
HSBC had total assets of US$3,444,821 million and total shareholders’ equity of US$195,875 million. For the nine-
month period ended September 30, 2026, HSBC’s operating profit was US$26,929 million. HSBC had a UK CRR common equity tier 1 ratio of 13.9% as of September 30, 2026. Effective January 1, 2025, the IFRS 9 transitional arrangements came to an end. Accordingly, HSBC’s UK CRR common equity tier 1 ratio figures as of September
30, 2026 are the same on both a transitional and on a non-transitional basis.
Headquartered in London, HSBC operates through an international network in 56 countries and territories.
Within these regions, a comprehensive range of banking and related financial services is offered to personal, commercial, corporate, institutional, investment and private banking clients.

USE OF PROCEEDS
We expect to use the proceeds from the sale of the Notes for general corporate purposes.

CONSOLIDATED CAPITALIZATION AND INDEBTEDNESS OF HSBC HOLDINGS PLC
The following table shows the share capital position of HSBC Holdings plc and its consolidated capitalization and indebtedness as of June 30, 2026. This table should be read in conjunction with the 2026 Interim Report:

As of June 30, 2026 in US$m
Share capital of HSBC Holdings plc
Ordinary shares (of nominal value US$0.50 each) ..........................................................................	8,592
Preference shares (of nominal value £0.01 each) .............................................................................	–
HSBC Group Equity
Called up share capital .....................................................................................................................	8,592
Share premium account ....................................................................................................................	245
Other equity instruments ..................................................................................................................	23,708
Other reserves ...................................................................................................................................	(3,449)
Retained earnings .............................................................................................................................	167,586
Total shareholders’ equity ............................................................................................................	196,682
Non-controlling interests ..................................................................................................................	399
Total equity ....................................................................................................................................	197,081
HSBC Group Indebtedness
Debt securities in issue .....................................................................................................................	105,027
Trading liabilities—Debt securities in issue ....................................................................................	62
Debt securities in issue designated at fair value ...............................................................................	126,187
Subordinated liabilities .....................................................................................................................	36,907
Total indebtedness .........................................................................................................................	268,183
Total Capitalization and Indebtedness ............................................................................................	465,264
As of October 28, 2026, (a) 117,288 ordinary shares of US$0.50 each have been issued since June 30, 2026 as a result of shares issued pursuant to exercises of employee share options and share plans and (b) 48,657,102 ordinary shares of US$0.50 each were repurchased and cancelled under the HSBC Holdings buy-back which commenced on
August 6, 2026 and concluded on September 28, 2026.
There is one Series A sterling preference share in issue.
As of June 30, 2026, other equity instruments in issue comprised 16 outstanding series of contingent capital securities, each issued by HSBC Holdings. As of September 28, 2026, the total amount of other equity instruments in issue decreased by US$1,324 million, reflecting the redemption of the outstanding £1,000 million 5.875%
Perpetual Subordinated Contingent Convertible Securities (Callable September 28, 2026 and Every Five Years
Thereafter).
As of June 30, 2026, HSBC had other liabilities of US$2,972,897 million and contingent liabilities and contractual commitments of US$1,172,994 million (including guarantees of US$125,608 million).
As of July 24, 2026, the total carrying amount of debt securities in issue decreased by US$1,324 million, reflecting the redemption of the outstanding £1,000 million 1.750% Fixed Rate/Floating Rate Senior Unsecured
Notes due 2027. As of August 14, 2026, the total carrying amount of debt securities in issue decreased by US$3,000 million, reflecting the redemption of the outstanding US$2,300 million 5.887% Fixed Rate/Floating Rate Senior
Unsecured Notes due 2027 and US$700 million Floating Rate Senior Unsecured Notes due 2027. As of August 14,
2026, the total carrying amount of debt securities in issue increased by US$6,750 million, reflecting the sale of
US$2,500 million 5.243% Fixed Rate/Floating Rate Senior Unsecured Notes due 2032, US$3,250 million 5.729%
Fixed Rate/Floating Rate Senior Unsecured Notes due 2037, and US$1,000 million Floating Rate Senior Unsecured
Notes due 2032 and application of the proceeds therefrom. As of August 17, 2026, the total carrying amount of debt securities in issue decreased by US$4,894.784 million, reflecting the acceptance for tender and cancellation of
US$1,518.795 million 2.013% Fixed Rate/Floating Rate Senior Unsecured Notes due 2028, US$973.368 million
7.390% Fixed Rate/Floating Rate Senior Unsecured Notes due 2028, US$1,000 million 5.597% Fixed Rate/Floating
Rate Senior Unsecured Notes due 2028 and US$1,402.621 million 4.041% Fixed Rate/Floating Rate Senior
Unsecured Notes due 2028. As of August 17, 2026, the total carrying amount of debt securities in issue increased by
US$347.801 million, reflecting the sale of SGD450 million 2.950% Fixed Rate Resettable Notes due 2032 and application of the proceeds therefrom. As of August 28, 2026, the total carrying amount of debt securities in issue increased by US$589.160 million, reflecting the sale of CNY2,500 million 1.950% Fixed Rate Notes due 2030 and
CNY1,500 million 2.300% Fixed Rate Notes due 2034 and application of the proceeds therefrom. On September 9,
2026, HSBC Holdings issued a notice of redemption for the outstanding CHF300 million 0.3200% Notes due 2027, which are expected to be redeemed on November 3, 2026. As of September 11, 2026, the total carrying amount of debt securities in issue increased by US$993.188 million, reflecting the sale of £750 million 6.061% Fixed Rate/
Floating Rate Senior Unsecured Notes due 2035 and application of the proceeds therefrom. As of September 11,
2026, the total carrying amount of debt securities in issue increased by US$334 million, reflecting the sale of
JPY21,600 million 2.769% Senior Unsecured Callable Bonds - Thirteenth Series (2026) due September 2030,
JPY25,700 million 3.227% Senior Unsecured Callable Bonds - Fourteenth Series (2026) due September 2032 and
JPY7,000 million 3.879% Senior Unsecured Callable Bonds - Fifteenth Series (2026) due September 2037 and
application of the proceeds therefrom. As of September 22, 2026, the total carrying amount of debt securities in issue increased by US$4,280 million, reflecting the sale of EUR1,000 million Floating Rate Notes due 2030,
EUR1,250 million 4.431% Fixed to Floating Rate Notes due 2032 and EUR1,500 million 4.777% Fixed to Floating
Rate Notes due 2037 and application of the proceeds therefrom. On September 28, 2026, HSBC Holdings issued a notice of redemption for the outstanding US$2,500 million 2.251% Fixed Rate/Floating Rate Senior Unsecured
Notes due 2027, which are expected to be redeemed on November 22, 2026. The total carrying amount of debt
securities in issue is expected to increase by US$           million to reflect the sale of the Notes and application of the proceeds therefrom.
Save as disclosed in the above notes, there has been no material change in the issued share capital of HSBC
Holdings, or its consolidated capitalization and indebtedness, since June 30, 2026.
The following exchange rates as of June 30, 2026 have been used in the notes above: £1.00 = US$1.32425,
SGD1.00 = US$0.77289, JPY1.00 = US$0.00616, EUR1.00 = US$1.14130 and CNY1.00 = US$0.14729 as traded outside the PRC.

DESCRIPTION OF THE NOTES
The following summary description of certain material terms and provisions of the Notes supplements the description of certain terms and provisions of senior unsecured debt securities of any series described in the accompanying prospectus under the heading “Description of Debt Securities.” The terms described here, together with the relevant terms of senior unsecured debt securities contained in the accompanying prospectus, constitute a description of the material terms of the Notes. In cases of inconsistency between the terms described here and the relevant terms of the prospectus, the terms presented here will apply and replace those described in the prospectus.
The Notes will constitute senior unsecured notes issued under the indenture dated as of August 26, 2009 (as amended and supplemented from time to time, the “Base Indenture”) among us, The Bank of New York Mellon, as trustee, and HSBC Bank USA, National Association, as paying agent, registrar and exchange rate agent, the form of which is filed as an exhibit to our registration statement on Form F-3 (the “Registration Statement”). The Base
Indenture will be supplemented and amended by a forty-second supplemental indenture, which is expected to be
entered into on November           , 2026 (the “Issue Date”) among us, The Bank of New York Mellon, London
Branch, as trustee, and HSBC Bank USA, National Association, as paying agent, registrar and calculation agent (the
Base Indenture, together with the forty-second supplemental indenture, the “Indenture”), which will be filed as an exhibit to a report on Form 6-K on or about the Issue Date, and which will be incorporated by reference in the
Registration Statement.
If you purchase the Notes, your rights will be determined by the Notes, the Indenture and the Trust Indenture
Act of 1939, as amended (the “Trust Indenture Act”). You can read the Indenture and the form of Notes at the location listed under “Where You Can Find More Information About Us.”
The 20     Fixed/Floating Rate Notes will be issued in an aggregate principal amount of $                , and, unless
previously redeemed or otherwise cancelled as described under “—Redemption,” the 20      Fixed/Floating Rate
Notes will mature on      ,                (the “20      Fixed/Floating Rate Notes Maturity Date”).
The 20      Fixed/Floating Rate Notes will be issued in an aggregate principal amount of $                , and, unless
previously redeemed or otherwise cancelled as described under “—Redemption,” the 20    Fixed/Floating Rate Notes
will mature on      ,                (the “20      Fixed/Floating Rate Notes Maturity Date”).
The Notes will be issued only in registered form in minimum denominations of $200,000 and in integral multiples of $1,000 in excess thereof.
Interest
20     Fixed/Floating Rate Notes
From (and including) the Issue Date to (but excluding)                ,                (the “20  Fixed/Floating Rate Notes
Fixed Rate Period”), interest on the 20      Fixed/Floating Rate Notes will be payable at a rate of                % per
annum (the “20      Fixed/Floating Rate Notes Initial Interest Rate”). During the 20    Fixed/Floating Rate Notes
Fixed Rate Period, interest on the 20      Fixed/Floating Rate Notes will be payable semi-annually in arrear on each
20      Fixed/Floating Rate Notes Fixed Rate Period Interest Payment Date.
From (and including)                ,                to (but excluding) the 20      Fixed/Floating Rate Notes Maturity Date
(the “20      Fixed/Floating Rate Notes Floating Rate Period”), the interest rate on the 20      Fixed/Floating Rate
Notes will be equal to the Benchmark (as defined below) plus                % per annum (the “20      Fixed/Floating
Rate Notes Margin”). During the 20      Fixed/Floating Rate Notes Floating Rate Period, interest on the 20      Fixed/
Floating Rate Notes will be payable quarterly in arrear on each 20      Fixed/Floating Rate Notes Floating Rate
Period Interest Payment Date. The interest rate on the 20      Fixed/Floating Rate Notes will be calculated quarterly
on each applicable Interest Determination Date.
20      Fixed/Floating Rate Notes
From (and including) the Issue Date to (but excluding)                ,                (the “20  Fixed/Floating Rate Notes
Fixed Rate Period”), interest on the 20       Fixed/Floating Rate Notes will be payable at a rate of                % per

annum (the “20      Fixed/Floating Rate Notes Initial Interest Rate”). During the 20      Fixed/Floating Rate Notes
Fixed Rate Period, interest on the 20      Fixed/Floating Rate Notes will be payable semi-annually in arrear on each
20      Fixed/Floating Rate Notes Fixed Rate Period Interest Payment Date.
From (and including)                ,                to (but excluding) the 20      Fixed/Floating Rate Notes Maturity Date
(the “20      Fixed/Floating Rate Notes Floating Rate Period”), the interest rate on the 20      Fixed/Floating Rate
Notes will be equal to the Benchmark (as defined below) plus                 % per annum (the “20      Fixed/Floating
Rate Notes Margin”). During the 20      Fixed/Floating Rate Notes Floating Rate Period, interest on the 20      Fixed/
Floating Rate Notes will be payable quarterly in arrear on each 20      Fixed/Floating Rate Notes Floating Rate
Period Interest Payment Date. The interest rate on the 20      Fixed/Floating Rate Notes will be calculated quarterly
on each applicable Interest Determination Date.
Each Series of Notes
The regular record dates for the Notes will be the 15th calendar day preceding each Interest Payment Date, whether or not a business day.
During the applicable Fixed Rate Period:
•Interest will be calculated on the basis of twelve 30-day months or, in the case of an incomplete month, the actual number of days elapsed, in each case assuming a 360-day year.
•If any scheduled Fixed Rate Period Interest Payment Date is not a business day, such Fixed Rate Period
Interest Payment Date will be postponed to the next day that is a business day, but interest on that payment will not accrue during the period from and after the scheduled Fixed Rate Period Interest Payment Date.
During the applicable Floating Rate Period:
•Interest will be calculated on the basis of the actual number of days in each Floating Rate Interest Period, assuming a 360-day year.
•If any scheduled Floating Rate Period Interest Payment Date (other than the Maturity Date) is not a business day, such Floating Rate Period Interest Payment Date will be postponed to the next day that is a business day; provided that if that business day falls in the next succeeding calendar month, such Floating
Rate Period Interest Payment Date will be the immediately preceding business day. If any such Floating
Rate Period Interest Payment Date (other than the Maturity Date) is postponed or brought forward as described above, the payment of interest due on such postponed or brought forward Floating Rate Period
Interest Payment Date will include interest accrued to but excluding such postponed or brought forward
Floating Rate Period Interest Payment Date.
•If the Maturity Date or date of redemption or repayment of the Notes is not a business day, we may pay interest and principal on the next succeeding business day, but interest on that payment will not accrue during the period from and after the Maturity Date or date of redemption or repayment of the
Notes. If a date of redemption or repayment of the Notes falls within a Floating Rate Period but does not occur on a Floating Rate Period Interest Payment Date, (i) the related Interest Determination Date shall be deemed to be the date that is three business days prior to such date of redemption or repayment, (ii) the related Observation Period shall be deemed to end on (but exclude) the date which is five USGS Business
Days prior to such date of redemption or repayment, (iii) the applicable Floating Rate Interest Period will be deemed to be shortened accordingly and (iv) corresponding adjustments will be deemed to be made to the Compounded Daily SOFR formula.
All percentages resulting from any calculation in connection with any interest rate on the Notes shall be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (for example, 9.876545% (or 0.09876545) would be rounded to 9.87655% (or
0.0987655)), and all U.S. dollar amounts would be rounded to the nearest cent, with one-half cent being rounded upward.

The interest rate on the Notes during the applicable Floating Rate Interest Period will in no event be higher than the maximum rate permitted by law or lower than 0% per annum.
Calculation of the Benchmark
The “Benchmark” means, initially, Compounded Daily SOFR; provided that if a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to SOFR or the then-current Benchmark, then
“Benchmark” means the applicable Benchmark Replacement.
“Compounded Daily SOFR” means, in relation to a Floating Rate Interest Period, the rate of return of a daily compound interest investment (with SOFR as reference rate for the calculation of interest) during the related
Observation Period and will be calculated by the calculation agent on the related Interest Determination Date as follows:
Where:
“d” means, in relation to any Observation Period, the number of calendar days in such Observation Period;
“d0” means, in relation to any Observation Period, the number of USGS Business Days in such Observation
Period;
“i” means, in relation to any Observation Period, a series of whole numbers from one to d0, each representing the relevant USGS Business Day in chronological order from (and including) the first USGS Business Day in such
Observation Period;
“ni” means, in relation to any USGS Business Day “i” in the relevant Observation Period, the number of calendar days from (and including) such USGS Business Day “i” up to (but excluding) the following USGS
Business Day;
“Observation Period” means, in respect of each Floating Rate Interest Period, the period from (and including)
the date which is five USGS Business Days prior to the first day of such Floating Rate Interest Period to (but excluding) the date which is five USGS Business Days prior to the Interest Payment Date for such Floating Rate
Interest Period; provided that the first Observation Period shall commence on (and include) the date which is five
USGS Business Days prior to (i) with respect to the 20  Fixed/Floating Rate Notes, the 20  Fixed/Floating Rate
Notes Par Redemption Date, and (ii) with respect to the 20  Fixed/Floating Rate Notes, the 20  Fixed/Floating Rate
Notes Par Redemption Date;
“SOFR” means, in relation to any day, the rate determined by the calculation agent in accordance with the following provisions:
(1)the daily Secured Overnight Financing Rate for trades made on such day, available at or around the
Reference Time on the NY Federal Reserve’s Website;
(2)if the rate specified in (1) above is not available at or around the Reference Time for such day (and a
Benchmark Transition Event and its related Benchmark Replacement Date have not occurred), the daily
Secured Overnight Financing Rate in respect of the last USGS Business Day for which such rate was published on the NY Federal Reserve’s Website;
“SOFRi” means, in relation to any USGS Business Day “i” in the relevant Observation Period, SOFR in respect of such USGS Business Day; and

“USGS Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association or any successor thereto (“SIFMA”) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.
Notwithstanding clauses (1) and (2) of the definition of “SOFR” above, if we (in consultation, to the extent practicable, with the calculation agent) or our designee (in consultation with us) determine on or prior to the relevant
Interest Determination Date that a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to SOFR, then the “Benchmark Transition Provisions” set forth below will thereafter apply to all determinations of the rate of interest payable on the Notes during the applicable Floating Rate Period.
In accordance with and subject to the Benchmark Transition Provisions, after a Benchmark Transition Event and related Benchmark Replacement Date have occurred, the amount of interest that will be payable for each interest period on the Notes during the applicable Floating Rate Period will be determined by reference to a rate per annum equal to the Benchmark Replacement plus the applicable Margin.
Benchmark Transition Provisions
If we (in consultation, to the extent practicable, with the calculation agent) or our designee (in consultation with
us) determine that a Benchmark Transition Event and related Benchmark Replacement Date have occurred prior to the applicable Reference Time in respect of any determination of the Benchmark on any date, the applicable
Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the Notes during the applicable Floating Rate Period in respect of such determination on such date and all determinations on all subsequent dates; provided that, if we (in consultation, to the extent practicable, with the calculation agent) or our designee (in consultation with us) are unable to or do not determine a Benchmark Replacement in accordance with the provisions below prior to 5:00 p.m. (New York time) on the relevant Interest Determination Date, the interest rate for the related Floating Rate Interest Period will be equal to the interest rate in effect for the immediately preceding Floating Rate Interest Period or in the case of the Interest Determination Date prior to the first Floating
Rate Period Interest Payment Date, the applicable Initial Interest Rate.
“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by us
(in consultation, to the extent practicable, with the calculation agent) or our designee (in consultation with us) as of the Benchmark Replacement Date:
(1)the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant
Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding
Tenor (if any) and (b) the Benchmark Replacement Adjustment;
(2)the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; and
(3)the sum of: (a) the alternate rate of interest that has been selected by us (in consultation, to the extent practicable, with the calculation agent) or our designee (in consultation with us) as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-
accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.
In connection with the implementation of a Benchmark Replacement, we (in consultation, to the extent practicable, with the calculation agent) or our designee (in consultation with us) will have the right to make changes to (1) any Interest Determination Date, Floating Rate Period Interest Payment Date, Reference Time, business day convention or Floating Rate Interest Period, (2) the manner, timing and frequency of determining the rate and amounts of interest that are payable on the Notes during the applicable Floating Rate Period and the conventions relating to such determination and calculations with respect to interest, (3) rounding conventions, (4) tenors and (5)
any other terms or provisions of the Notes during the applicable Floating Rate Period, in each case that we (in consultation, to the extent practicable, with the calculation agent) or our designee (in consultation with us)
determine, from time to time, to be appropriate to reflect the determination and implementation of such Benchmark
Replacement in a manner substantially consistent with market practice (or, if we (in consultation, to the extent practicable, with the calculation agent) or our designee (in consultation with us) decide that implementation of any portion of such market practice is not administratively feasible or determine that no market practice for use of the
Benchmark Replacement exists, in such other manner as we (in consultation, to the extent practicable, with the calculation agent) or our designee (in consultation with us) determine is appropriate (acting in good faith)) (the
“Benchmark Replacement Conforming Changes”). Any Benchmark Replacement Conforming Changes will apply to the Notes for all future Floating Rate Interest Periods.
We will promptly give notice of the determination of the Benchmark Replacement, the Benchmark
Replacement Adjustment and any Benchmark Replacement Conforming Changes to the trustee, the paying agent, the calculation agent and the noteholders; provided that failure to provide such notice will have no impact on the effectiveness of, or otherwise invalidate, any such determination.
All determinations, decisions, elections and any calculations made by us, the calculation agent or our designee for the purposes of calculating (i) the applicable interest on the Notes and (ii) the redemption price, will be conclusive and binding on the noteholders, us, the trustee and the paying agent, absent manifest error. If made by us, such determinations, decisions, elections and calculations will be made in consultation with the calculation agent, to the extent practicable. If made by our designee, such determinations, decisions, elections and calculations will be made after consulting with us, and our designees will not make any such determination, decision, election or calculation to which we object. Notwithstanding anything to the contrary in the Indenture or the Notes, any determinations, decisions, calculations or elections made in accordance with this provision will become effective without consent from the noteholders or any other party.
Any determination, decision or election relating to the Benchmark not made by the calculation agent will be made on the basis described above. The calculation agent shall have no liability for not making any such determination, decision or election. In addition, we may designate an entity (which may be our affiliate) to make any determination, decision or election that we have the right to make in connection with the determination of the
Benchmark.
Notwithstanding any other provision of “Benchmark Transition Provisions” set forth above, no Benchmark
Replacement will be adopted, nor will the applicable Benchmark Replacement Adjustment be applied, nor will any
Benchmark Replacement Conforming Changes be made, if in our determination, the same could reasonably be expected to prejudice the eligibility of the Notes to count towards the minimum requirements for own funds and eligible liabilities or loss absorbing capacity of HSBC Holdings and/or the HSBC Group for the purposes of the Loss
Absorption Regulations.
Agreement with Respect to the Benchmark Replacement
By its acquisition of the Notes, each noteholder (which, for these purposes, includes each beneficial owner) (i)
will acknowledge, accept, consent and agree to be bound by our or our designee’s determination of a Benchmark
Transition Event, a Benchmark Replacement Date, the Benchmark Replacement, the Benchmark Replacement
Adjustment and any Benchmark Replacement Conforming Changes, including as may occur without any prior notice from us and without the need for us to obtain any further consent from such noteholder, (ii) will waive any and all claims, in law and/or in equity, against the trustee, the paying agent and the calculation agent or our designee for, agree not to initiate a suit against the trustee, the paying agent and the calculation agent or our designee in respect of, and agree that none of the trustee, the paying agent or the calculation agent or our designee will be liable for, the determination of or the failure to determine any Benchmark Transition Event, any Benchmark Replacement
Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement
Conforming Changes, and any losses suffered in connection therewith and (iii) will agree that none of the trustee, the paying agent or the calculation agent or our designee will have any obligation to determine any Benchmark
Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement
Adjustment and any Benchmark Replacement Conforming Changes (including any adjustments thereto), including in the event of any failure by us to determine any Benchmark Transition Event, any Benchmark Replacement Date,
any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement
Conforming Changes.

Redemption
We may redeem the Notes, in our sole discretion, in a Make-Whole Redemption (as defined below). In addition, we may redeem any of the Notes, in our sole discretion, in a Par Redemption (as defined below), following the occurrence of a Loss Absorption Disqualification Event (as defined below) or upon the occurrence of certain tax events (as described below).
The Notes will not be redeemable at the option of the noteholders at any time.
The Notes will not be subject to any sinking fund or mandatory redemption.
Notwithstanding anything to the contrary in the accompanying prospectus, the Indenture or the Notes, we may only redeem or purchase the Notes prior to the Maturity Date if we have obtained any Relevant Supervisory
Consent, if and to the extent then required by the Loss Absorption Regulations.
Any redemption of the Notes will also be subject to our giving not less than 10 days’, nor more than 60 days’, prior notice to each noteholder.
Unless we default on payment of the redemption price, interest will cease to accrue on the applicable redemption date for the Notes, or portions thereof, called for redemption.
Make-Whole Redemption
20      Fixed/Floating Rate Notes Make-Whole Redemption
We may, in our sole discretion, redeem the 20      Fixed/Floating Rate Notes during the 20     Fixed/Floating
Rate Notes Make-Whole Redemption Period (as defined below), in whole at any time during such period or in part from time to time during such period, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:
(i)100% of the principal amount of the 20      Fixed/Floating Rate Notes to be redeemed; and
(ii)as determined by the Determination Agent, the sum of the present values of (a) the principal amount of the
20      Fixed/Floating Rate Notes to be redeemed (discounted from the 20      Fixed/Floating Rate Notes Par
Redemption Date) and (b) the remaining payments of interest to be made on any scheduled 20      Fixed/
Floating Rate Notes Interest Payment Date to (and including) the 20      Fixed/Floating Rate Notes Par
Redemption Date for the 20      Fixed/Floating Rate Notes to be redeemed, discounted to the applicable redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at
the Reference Treasury Rate plus      basis points less an amount equal to any accrued and unpaid interest to
(but excluding) the applicable redemption date, if any, on the principal amount of the 20      Fixed/Floating
Rate Notes to be redeemed,
in each case, plus any accrued and unpaid interest on the 20      Fixed/Floating Rate Notes to be redeemed to
(but excluding) the applicable redemption date (each, a “20      Fixed/Floating Rate Notes Make-Whole
Redemption”).
The “20      Fixed/Floating Rate Notes Make-Whole Redemption Period” means the period beginning on (and
including)           , 2027 (six months following the Issue Date) to (but excluding)           ,      (the “20      Fixed/
Floating Rate Notes Par Redemption Date”); provided that if any additional notes of the same series are issued after
the Issue Date, the 20      Fixed/Floating Rate Notes Make-Whole Redemption Period for such additional notes shall begin on (and include) the date that is six months following the issue date for such additional notes.
20      Fixed/Floating Rate Notes Make-Whole Redemption
We may, in our sole discretion, redeem the 20      Fixed/Floating Rate Notes during the 20      Fixed/Floating
Rate Notes Make-Whole Redemption Period (as defined below), in whole at any time during such period or in part from time to time during such period, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:
(i)100% of the principal amount of the 20      Fixed/Floating Rate Notes to be redeemed; and
(ii)as determined by the Determination Agent, the sum of the present values of (a) the principal amount of the
20      Fixed/Floating Rate Notes to be redeemed (discounted from the 20      Fixed/Floating Rate Notes Par
Redemption Date) and (b) the remaining payments of interest to be made on any scheduled 20      Fixed/
Floating Rate Notes Interest Payment Date to (and including) the 20      Fixed/Floating Rate Notes Par
Redemption Date for the 20      Fixed/Floating Rate Notes to be redeemed, discounted to the applicable redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at
the Reference Treasury Rate plus       basis points less an amount equal to any accrued and unpaid interest
to (but excluding) the applicable redemption date, if any, on the principal amount of the 20           Fixed/
Floating Rate Notes to be redeemed,
in each case, plus any accrued and unpaid interest on the 20    Fixed/Floating Rate Notes to be redeemed to (but
excluding) the applicable redemption date (each, a “20  Fixed/Floating Rate Notes Make-Whole Redemption”).
The “20  Fixed/Floating Rate Notes Make-Whole Redemption Period” means the period beginning on (and
including)           , 2027 (six months following the Issue Date) to (but excluding)      ,      (the “20      Fixed/Floating
Rate Notes Par Redemption Date”); provided that if any additional notes of the same series are issued after the Issue
Date, the 20      Fixed/Floating Rate Notes Make-Whole Redemption Period for such additional notes shall begin on
(and include) the date that is six months following the issue date for such additional notes.
“Make-Whole Redemption” means either the 20      Fixed/Floating Rate Notes Make-Whole Redemption or the
20      Fixed/Floating Rate Notes Make-Whole Redemption, as applicable.
“Make-Whole Redemption Period” means either the 20      Fixed/Floating Rate Notes Make-Whole Redemption
Period or the 20      Fixed/Floating Rate Notes Make-Whole Redemption Period, as applicable.
“Reference Treasury Rate” means, with respect to any Price Determination Date, the rate per annum selected by the Determination Agent in accordance with the following two paragraphs:
(i)The Reference Treasury Rate shall be calculated by the Determination Agent after 4:15 p.m. (New York time) (or after such time as yields on U.S. government securities are posted daily by the Board of
Governors of the Federal Reserve System) on the Price Determination Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent H.15 statistical release.
(ii)In determining the Reference Treasury Rate, the Determination Agent shall select, as applicable: (i) the yield for the Reference Treasury constant maturity on H.15 exactly equal to the period from the applicable redemption date to the applicable Par Redemption Date (the “Remaining Life”); or (ii) if there is no such
Reference Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Reference Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Reference Treasury constant maturity on H.15 immediately longer than the
Remaining Life – and shall interpolate to the applicable Par Redemption Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (iii) if there is no such Reference Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Reference Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Reference Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such
Reference Treasury constant maturity from the applicable redemption date.
If on the Price Determination Date H.15 is no longer published, or does not contain such yields, the
Determination Agent shall calculate the Reference Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York time, on the second business day preceding the applicable redemption date of the U.S. Treasury security maturing on, or with a maturity that is closest to, the applicable Par Redemption Date, as applicable. If there is no U.S. Treasury security maturing on the applicable Par Redemption Date, but there are two or more U.S. Treasury securities with a maturity date equally distant from the applicable Par Redemption Date, one with a maturity date preceding the applicable Par Redemption Date and one with a maturity date following the applicable Par Redemption
Date, the Determination Agent shall select the U.S. Treasury security with a maturity date preceding the applicable Par Redemption Date. If there are two or more U.S. Treasury securities maturing on the applicable Par Redemption Date or two or more U.S. Treasury securities meeting the criteria of the preceding sentence, the Determination Agent shall select from among these two or more U.S. Treasury securities the U.S. Treasury security that is trading closest to par based upon the average of the bid and asked prices for such U.S. Treasury securities at 11:00 a.m., New York time.  In determining the Reference
Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable U.S. Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York time, of such U.S. Treasury security, and rounded to three decimal places.
The Reference Treasury Rate shall be calculated by the Determination Agent on the third business day preceding the applicable redemption date (the “Price Determination Date”).
In determining the Reference Treasury Rate, the below terms will have the following meaning:
“Determination Agent” means HSBC Holdings or one of our affiliates.
“H.15” means the weekly statistical release designated as such and published by the Board of Governors of the
United States Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15”, or any successor or replacement publication that establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity, under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading), and “most recent H.15” means the H.15 published after 4:15 p.m. (New York time) (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve
System) on the applicable Price Determination Date.
“Reference Treasury” means, with respect to any Price Determination Date, the U.S. Treasury security or securities selected by the Determination Agent (i) with an actual maturity equal to the Remaining Life and (ii) if there is no U.S. Treasury security maturing on the applicable Par Redemption Date but there are two or more U.S.
Treasury securities with a maturity date equally distant from the applicable Par Redemption Date, one with a maturity date preceding the applicable Par Redemption Date and one with a maturity date following the applicable
Par Redemption Date, the Determination Agent shall select the U.S. Treasury security with a maturity date preceding the applicable Par Redemption Date. If there are two or more U.S. Treasury securities maturing on the applicable Par Redemption Date or two or more U.S. Treasury securities meeting the criteria of the preceding sentence, the Determination Agent shall select from among these two or more U.S. Treasury securities the U.S.
Treasury security that is trading closest to par based upon the average of the bid and asked prices for such U.S.
Treasury securities at 11:00 a.m., New York time. In determining the Reference Treasury in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable U.S. Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New
York time, of such U.S. Treasury security, and rounded to three decimal places.
If we determine, in our sole discretion, that the inclusion of the Make-Whole Redemption provisions in the terms of the Indenture and the Notes could reasonably be expected to prejudice the eligibility of the Notes to count towards the minimum requirements for own funds and eligible liabilities or loss absorbing capacity of HSBC
Holdings and/or the HSBC Group for the purposes of the Loss Absorption Regulations, then the provisions relating to the Make-Whole Redemption shall be deemed not to apply for all purposes relating to such Notes and we shall not have any right to redeem such Notes pursuant to a Make-Whole Redemption. In such circumstances, we shall promptly provide notice to the trustee, the paying agent, the calculation agent and the noteholders that the Make-
Whole Redemption does not apply; provided that failure to provide such notice will have no impact on the effectiveness of, or otherwise invalidate, any such determination. No action taken in accordance with this paragraph shall be deemed to be an amendment requiring the consent of holders of the Notes, under Section 9.02 of the Base
Indenture.
In the case of a partial redemption, the selection of the Notes for redemption will be made pro rata, by lot or by such other method in accordance with customary rules and practices of DTC. No Notes of a principal amount of
$200,000 or less will be redeemed in part. If any Notes are to be redeemed in part only, the notice of redemption that relates to the Notes will state the portion of the principal amount of Notes to be redeemed, if applicable. If applicable, new Notes in a principal amount equal to the unredeemed portion of the Notes will be issued in the name of the noteholder of such note upon surrender for cancellation of the original Notes. For so long as the Notes are held by DTC (or another depositary), the redemption of such Notes shall be done in accordance with the policies and procedures of the depositary.
Par Redemption
20       Fixed/Floating Rate Notes Par Redemption
Following the 20      Fixed/Floating Rate Notes Make-Whole Redemption Period, we may also redeem the
20      Fixed/Floating Rate Notes in whole (but not in part) in our sole discretion on the 20      Fixed/Floating Rate
Notes Par Redemption Date (a “20      Fixed/Floating Rate Notes Par Redemption”). The redemption price will be
equal to 100% of their principal amount plus any accrued and unpaid interest to (but excluding) the 20      Fixed/
Floating Rate Notes Par Redemption Date.
20      Fixed/Floating Rate Notes Par Redemption
Following the 20      Fixed/Floating Rate Notes Make-Whole Redemption Period, we may also redeem the
20      Fixed/Floating Rate Notes in whole (but not in part) in our sole discretion on the 20      Fixed/Floating Rate
Notes Par Redemption Date (a “20      Fixed/Floating Rate Notes Par Redemption”). The redemption price will be
equal to 100% of their principal amount plus any accrued and unpaid interest to (but excluding) the 20      Fixed/
Floating Rate Notes Par Redemption Date.
“Par Redemption” means either the 20      Fixed/Floating Rate Notes Par Redemption or the 20      Fixed/
Floating Rate Notes Par Redemption, as applicable.
“Par Redemption Date” means either the 20      Fixed/Floating Rate Notes Par Redemption Date or the 20
Fixed/Floating Rate Notes Par Redemption Date, as applicable.
Redemption upon Loss Absorption Disqualification Event
Following the occurrence of a Loss Absorption Disqualification Event, we may, in our sole discretion, redeem such Notes in whole, but not in part (such option to redeem being referred to herein as a “Loss Absorption
Disqualification Event Redemption Option”), at a redemption price equal to 100% of their principal amount, plus any accrued and unpaid interest to (but excluding) the applicable redemption date.
A “Loss Absorption Disqualification Event” shall be deemed to have occurred if the Notes become fully or partially ineligible to count towards our and/or the HSBC Group’s minimum requirements for (A) own funds and eligible liabilities and/or (B) loss absorbing capacity, in each case as determined in accordance with and pursuant to the relevant Loss Absorption Regulations applicable to us and/or the HSBC Group, as a result of any:
(a)Loss Absorption Regulation becoming effective after the Issue Date; or
(b)amendment to, or change in, any Loss Absorption Regulation, or any change in the application or official interpretation of any Loss Absorption Regulation, in any such case becoming effective on or after the Issue
Date,
provided, however, that a Loss Absorption Disqualification Event shall not occur where the exclusion of the
Notes from the relevant minimum requirement(s) is due to the remaining maturity of the Notes being less than any period prescribed by any applicable eligibility criteria for such minimum requirement(s) under the relevant Loss
Absorption Regulations effective with respect to us and/or the HSBC Group on the Issue Date.
Tax Event Redemption
We may redeem the Notes in whole (but not in part) in our sole discretion upon the occurrence of certain tax events. The redemption price will be equal to 100% of their principal amount plus any accrued and unpaid interest to
(but excluding) the date of redemption (a “Tax Event Redemption”). See “Description of Debt Securities—
Redemption—Optional Redemption in the Event of Change in Tax Treatment” in the accompanying prospectus.
Purchases
Members of the HSBC Group other than HSBC Holdings may purchase or otherwise acquire any of the outstanding Notes at the same or differing prices in the open market, negotiated transactions, or otherwise without giving prior notice to or obtaining any consent from noteholders, in accordance with the Loss Absorption
Regulations and, if required by the Loss Absorption Regulations, subject to obtaining any Relevant Supervisory
Consent.
Agreement with Respect to the Exercise of UK Bail-in Power
By its acquisition of the Notes, each noteholder (which, for these purposes, includes each beneficial owner) will acknowledge, accept, consent and agree, notwithstanding any other term of the Notes, the Indenture or any other agreements, arrangements or understandings between us and any noteholder, to be bound by (a) the effect of the exercise of any UK bail-in power by the relevant UK resolution authority in relation to any Notes that (without limitation) may include and result in any of the following, or some combination thereof: (i) the reduction of all, or a portion, of the Amounts Due; (ii) the conversion of all, or a portion, of the Amounts Due into our or another person’s ordinary shares, other securities or other obligations (and the issue to, or conferral on, the noteholder of such ordinary shares, other securities or other obligations), including by means of an amendment, modification or variation of the terms of the Notes or the Indenture; (iii) the cancellation of the Notes; and/or (iv) the amendment or alteration of the Maturity Date of the Notes or amendment of the amount of interest payable on the Notes, or the interest payment dates, including by suspending payment for a temporary period; and (b) the variation of the terms of the Notes or the Indenture, if necessary, to give effect to the exercise of any UK bail-in power by the relevant UK resolution authority. No repayment or payment of Amounts Due will become due and payable or be paid after the exercise of any UK bail-in power by the relevant UK resolution authority if and to the extent such amounts have been reduced, converted, cancelled, amended or altered as a result of such exercise. Moreover, each noteholder
(which, for these purposes, includes each beneficial owner) will consent to the exercise of any UK bail-in power as it may be imposed without any prior notice by the relevant UK resolution authority of its decision to exercise such power with respect to the Notes.
For these purposes:
(a)“Amounts Due” are the principal amount of, and any accrued and unpaid interest, including any Additional
Amounts, on, the Notes. References to such amounts will include amounts that have become due and payable, but which have not been paid, prior to the exercise of any UK bail-in power by the relevant UK resolution authority;
(b)“UK bail-in power” means the powers under the UK bail-in legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or affiliate of a bank or investment firm, to cancel, write-down, transfer, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability;
(c)“UK bail-in legislation” means Part I of the Banking Act and any other law or regulation applicable in the
UK relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings); and

(d)“relevant UK resolution authority” means any authority with the ability to exercise a UK bail-in power.
According to the principles of the Banking Act, we expect that the relevant UK resolution authority would respect creditor hierarchies when exercising its UK bail-in power in respect of the Notes and that the holders of the
Notes would be treated pari passu with the claims of holders of all our senior unsecured instruments which in each case by law rank, or by their terms are expressed to rank, pari passu with the Notes at that time being subjected to the exercise of the UK bail-in power.
DTC—UK Bail-in Power
Upon the exercise of the UK bail-in power by the relevant UK resolution authority with respect to the Notes, we will provide a written notice to the noteholders through The Depository Trust Company (“DTC”) as soon as practicable regarding such exercise of the UK bail-in power. We will also deliver a copy of such notice to the trustee for information purposes. Any delay or failure by us in delivering the notices referred to in this paragraph to the noteholders or the trustee shall not affect the validity or enforceability of the UK bail-in power.
By purchasing the Notes, each noteholder (which, for these purposes, includes each beneficial owner) will be deemed to have authorized, directed and requested DTC and any direct participant in DTC or other intermediary through which it holds such Notes to take any and all necessary action, if required, to implement the exercise of any
UK bail-in power with respect to the Notes as it may be imposed, without any further action or direction on the part of such noteholder, the trustee or the paying agent.
Modification and Waiver
In addition to our and the trustee’s rights to modify and amend the Indenture described in the accompanying prospectus under “Description of Debt Securities—Modification and Waiver,” modifications of, and amendments to, the terms of the Indenture or the Notes may be made by us and the trustee, without the further consent of the noteholders, to the extent necessary to give effect to the exercise by the relevant UK resolution authority of the UK bail-in power. Moreover, we will agree not to amend the consent of the noteholders to the exercise of the UK bail-in power (see “—Agreement with Respect to the Exercise of UK Bail-in Power”) without the prior consent of the relevant UK resolution authority, if and to the extent then required pursuant to the Loss Absorption Regulations.
Trustee and Trustee’s Duties
The Bank of New York Mellon, London Branch is the trustee under the Indenture.
The trustee will undertake certain procedures and seek certain remedies in the event of an Event of Default or a
Default. See “Description of Debt Securities—Trustee’s Duties” in the accompanying prospectus. However, by its acquisition of the Notes, each noteholder (which, for these purposes, includes each beneficial owner) will acknowledge and agree that the exercise of the UK bail-in power by the relevant UK resolution authority with respect to the Notes will not give rise to a Default or Event of Default for purposes of Section 315(b) (Notice of
Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act.
By its acquisition of the Notes, each noteholder (which, for these purposes, includes each beneficial owner), to the extent permitted by the Trust Indenture Act, will waive any and all claims, in law and/or in equity, against the trustee for, agree not to initiate a suit against the trustee in respect of, and agree that the trustee will not be liable for, any action that the trustee takes, or abstains from taking, in either case in accordance with the exercise of (i) the UK bail-in power by the relevant UK resolution authority with respect to the Notes or (ii) the limited remedies available under the Indenture for a non-payment of principal and/or interest on the Notes.
Additionally, by its acquisition of the Notes, each noteholder (which, for these purposes, includes each beneficial owner) will acknowledge and agree that, upon the exercise of any UK bail-in power by the relevant UK resolution authority,
•the trustee will not be required to take any further directions from noteholders under Section 5.11 (Control by Holders of Debt Securities) of the Indenture, which section authorizes holders of a majority in aggregate outstanding principal amount of the Notes to direct certain actions relating to the Notes; and

•the Indenture will not impose any duties upon the trustee whatsoever with respect to the exercise of any UK bail-in power by the relevant UK resolution authority.
Notwithstanding the foregoing, if, following the completion of the exercise of the UK bail-in power by the relevant UK resolution authority, the Notes remain outstanding (for example, if the exercise of the UK bail-in power results in only a partial write-down of the principal of the Notes), then the trustee’s duties under the Indenture will remain applicable with respect to the Notes following such completion to the extent that we and the trustee will agree pursuant to another supplemental indenture or an amendment to the Indenture; provided, however, that notwithstanding the exercise of the UK bail-in power by the relevant UK authority, there will at all times be a trustee for the Notes in accordance with the Indenture, and the resignation and/or removal of the trustee and the appointment of a successor trustee will continue to be governed by the Indenture, including to the extent no additional supplemental indenture or amendment to the Indenture is agreed upon in the event the Notes remain outstanding following the completion of the exercise of the UK bail-in power.
Payments Subject to Fiscal Laws
All payments are subject in all cases to any applicable fiscal or other laws, regulations and directives in any jurisdiction, but without prejudice to the “Description of Debt Securities—Additional Amounts—Senior Debt
Securities” provisions in the accompanying prospectus. For the purposes of the preceding sentence, the phrase
“fiscal or other laws, regulations and directives” will include any obligation on us to withhold or deduct from a payment pursuant to an agreement described in Section 1471(b) of the Code, or otherwise imposed pursuant to
FATCA.
Ranking
The Notes will constitute our direct, unsecured obligations and rank pari passu with our other senior indebtedness, and the Notes will rank equally and ratably without any preference among themselves. Senior indebtedness will not include any indebtedness that is expressed to be subordinated to or pari passu with subordinated debt securities.
Paying Agent
Payments of principal of and interest on the Notes will be made in U.S. dollars and such payments on Notes represented by a global security will be made through one or more paying agents to DTC or its nominee. Initially, the paying agent will be HSBC Bank USA, National Association. We may change the paying agent without prior notice to the noteholders, and in such an event we may act as paying agent. Payments of principal of, and interest on, the Notes represented by a global security will be made by wire transfer of immediately available funds.
Calculation Agent
The calculation agent is HSBC Bank USA, National Association, or its successor appointed by us, pursuant to a calculation agent agreement expected to be entered into on the Issue Date.
Subsequent Holders’ Agreement
Any noteholder (which, for these purposes, includes each beneficial owner of the Notes) that acquires the Notes in the secondary market and any successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of any noteholder or beneficial owner of the Notes will be deemed to acknowledge, accept, agree to be bound by and consent to the same provisions specified herein to the same extent as the noteholders or beneficial owners of the Notes that acquire the Notes upon their initial issuance, including, without limitation, with respect to the acknowledgement and agreement to be bound by and consent to the terms of the Notes related to the
UK bail-in power, the Benchmark and the limited remedies available under the Indenture and the Notes for a non-
payment of principal and/or interest on the Notes.

Governing Law
The Indenture and the Notes will be governed by, and construed in accordance with, the laws of the State of
New York, except that the waiver of set-off provisions of the Indenture and the Notes will be governed by, and construed in accordance with, the laws of England and Wales. Any legal proceedings arising out of, or based upon, the Indenture or the Notes may be instituted in any state or federal court in the City of New York, United States.
Listing
Application will be made for the Notes to be admitted to listing on the New York Stock Exchange.
Definitions
“20      Fixed/Floating Rate Notes” means the          % Fixed Rate/Floating Rate Senior Unsecured Notes due in
an aggregate principal amount of $          .
“20      Fixed/Floating Rate Notes Fixed Rate Period” has the meaning given to that term under “—Interest—
20      Fixed/Floating Rate Notes.”
“20      Fixed/Floating Rate Notes Fixed Rate Period Interest Payment Date” means          and          of each year,
in relation to the 20      Fixed/Floating Rate Notes Fixed Rate Period, beginning on               , 2027.
“20          Fixed/Floating Rate Notes Floating Rate Interest Period” means, during the 20      Fixed/Floating Rate
Notes Floating Rate Period, the period beginning on (and including) a 20     Fixed/Floating Rate Notes Floating Rate
Period Interest Payment Date and ending on (but excluding) the next succeeding 20      Fixed/Floating Rate Notes
Floating Rate Period Interest Payment Date; provided that the first 20     Fixed/Floating Rate Notes Floating Rate
Interest Period will begin on (and include)               ,           and will end on (but exclude) the first 20      Fixed/
Floating Rate Notes Floating Rate Period Interest Payment Date.
“20      Fixed/Floating Rate Notes Floating Rate Period” has the meaning given to that term under “—Interest—
20      Fixed/Floating Rate Notes.”
“20          Fixed/Floating Rate Notes Floating Rate Period Interest Payment Date”
means          ,          ,          ,          ,          ,          and          ,          .
“20      Fixed/Floating Rate Notes Initial Interest Rate” means      % per annum.
“20      Fixed/Floating Rate Notes Interest Payment Date” means any 20      Fixed/Floating Rate Notes Fixed
Rate Period Interest Payment Date or 20      Fixed/Floating Rate Notes Floating Rate Period Interest Payment Date,
as applicable.
“20      Fixed/Floating Rate Notes Make-Whole Redemption” has the meaning given to that term under “—
Redemption.”
“20      Fixed/Floating Rate Notes Make-Whole Redemption Period” has the meaning given to that term under
“—Redemption.”
“20      Fixed/Floating Rate Notes Margin” has the meaning given to that term under “—Interest—20      Fixed/
Floating Rate Notes.”
“20      Fixed/Floating Rate Notes Maturity Date” has the meaning given to that term in the fourth paragraph of this “Description of the Notes.”
“20      Fixed/Floating Rate Notes Par Redemption” has the meaning given to that term under “—Redemption.”
“20      Fixed/Floating Rate Notes Par Redemption Date” has the meaning given to that term under “—
Redemption.”

“20      Fixed/Floating Rate Notes” means the               % Fixed Rate/Floating Rate Senior Unsecured Notes
due      in an aggregate principal amount of $               .
“20      Fixed/Floating Rate Notes Fixed Rate Period” has the meaning given to that term under “—Interest—
20      Fixed/Floating Rate Notes.”
“20      Fixed/Floating Rate Notes Fixed Rate Period Interest Payment Date” means          and          of each year,
in relation to the 20      Fixed/Floating Rate Notes Fixed Rate Period, beginning on               , 2027.
“20      Fixed/Floating Rate Notes Floating Rate Interest Period” means, during the 20      Fixed/Floating Rate
Notes Floating Rate Period, the period beginning on (and including) a 20      Fixed/Floating Rate Notes Floating
Rate Period Interest Payment Date and ending on (but excluding) the next succeeding 20      Fixed/Floating Rate
Notes Floating Rate Period Interest Payment Date; provided that the first 20    Fixed/Floating Rate Notes Floating
Rate Interest Period will begin on (and include)               ,           and will end on (but exclude) the first 20  Fixed/
Floating Rate Notes Floating Rate Period Interest Payment Date.
“20      Fixed/Floating Rate Notes Floating Rate Period” has the meaning given to that term under “—Interest—
20      Fixed/Floating Rate Notes.”
“20      Fixed/Floating Rate Notes Floating Rate Period Interest Payment Date”
means          ,          ,          ,          ,          ,           and           ,          .
“20      Fixed/Floating Rate Notes Initial Interest Rate” means % per annum.
“20      Fixed/Floating Rate Notes Interest Payment Date” means any 20      Fixed/Floating Rate Notes Fixed
Rate Period Interest Payment Date or 20    Fixed/Floating Rate Notes Floating Rate Period Interest Payment Date, as
applicable.
“20      Fixed/Floating Rate Notes Make-Whole Redemption” has the meaning given to that term under “—
Redemption.”
“20      Fixed/Floating Rate Notes Make-Whole Redemption Period” has the meaning given to that term under
“—Redemption.”
“20      Fixed/Floating Rate Notes Margin” has the meaning given to that term under “—Interest—20      Fixed/
Floating Rate Notes.”
“20      Fixed/Floating Rate Notes Maturity Date” has the meaning given to that term in the fifth paragraph of this “Description of the Notes.”
“20      Fixed/Floating Rate Notes Par Redemption” has the meaning given to that term under “—Redemption.”
“20      Fixed/Floating Rate Notes Par Redemption Date” has the meaning given to that term under “—
Redemption.”
“Additional Amounts” has the meaning given to that term under “Description of Debt Securities—Additional
Amounts—Senior Debt Securities” in the accompanying prospectus.
“Amounts Due” has the meaning given to that term under “—Agreement with Respect to the Exercise of UK
Bail-in Power.” “Banking Act” means the UK Banking Act 2009, as amended.
“Base Indenture” has the meaning given to that term in the second paragraph of this “Description of the Notes.”
“Benchmark Replacement” has the meaning given to that term under “—Interest—Benchmark Transition
Provisions.”

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by us (in consultation, to the extent practicable, with the calculation agent) or our designee (in consultation with us) as of the Benchmark Replacement Date:
(1)the spread adjustment (which may be a positive or negative value or zero) that has been (i) selected or recommended by the Relevant Governmental Body or (ii) determined by us (in consultation, to the extent practicable, with the calculation agent) or our designee (in consultation with us) in accordance with the method for calculating or determining such spread adjustment that has been selected or recommended by the Relevant Governmental Body, in each case for the applicable Unadjusted Benchmark Replacement;
(2)if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the
ISDA Fallback Adjustment;
(3)the spread adjustment (which may be a positive or negative value or zero) that has been selected by us (in consultation, to the extent practicable, with the calculation agent) or our designee (in consultation with us)
giving due consideration to industry-accepted spread adjustments (if any), or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable
Unadjusted Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time.
“Benchmark Replacement Conforming Changes” has the meaning given to that term under “—Interest—
Benchmark Transition Provisions.”
“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-
current Benchmark:
(1)in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; or
(2)in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.
For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.
“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:
(1)a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;
(2)a public statement or publication of information by the regulatory supervisor for the administrator of the
Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or
(3)a public statement or publication of information by the regulatory supervisor for the administrator of the
Benchmark announcing that the Benchmark is no longer representative.
“Benchmark Transition Provisions” has the meaning given to that term under “—Interest —Calculation of the
Benchmark.”

“business day” means a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign currency deposits) in London,
England, and in the City of New York, United States.
“Code” means the U.S. Internal Revenue Code of 1986, as amended.
“Compounded Daily SOFR” has the meaning given to that term under “—Calculation of the Benchmark.”
“Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustments) as the applicable tenor for the then-current
Benchmark.
“Defaults” has the meaning given to that term under “Description of Debt Securities—Senior Debt Securities—
Defaults and Events of Default” in the accompanying prospectus.
“designee” means an affiliate or any other agent of HSBC Holdings.
“Determination Agent” has the meaning given to that term under “—Redemption.”
“DTC” has the meaning given to that term under “—DTC—UK Bail-in Power.”
“EUWA” means the European Union (Withdrawal) Act 2018, as amended.
“Events of Default” has the meaning given to that term under “Description of Debt Securities—Senior Debt
Securities—Defaults and Events of Default” in the accompanying prospectus.
“FATCA” means (i) sections 1471 to 1474 of the Code or any associated regulations or other official guidance;
(ii) any treaty, law, regulation or other official guidance enacted in any other jurisdiction, or relating to an intergovernmental agreement between the United States and any other jurisdiction, which (in either case) facilitates the implementation of clause (i); or (iii) any agreement pursuant to the implementation of clauses (i) or (ii) with the
U.S. Internal Revenue Service, the U.S. government or any governmental or taxation authority in any other jurisdiction.
“Fixed Rate Period” means either the 20      Fixed/Floating Rate Notes Fixed Rate Period or the 20      Fixed/
Floating Rate Notes Fixed Rate Period, as applicable.
“Fixed Rate Period Interest Payment Date” means either a 20      Fixed/Floating Rate Notes Fixed Rate Period
Interest Payment Date or a 20      Fixed/Floating Rate Notes Fixed Rate Period Interest Payment Date, as applicable.
“Floating Rate Interest Period” means either a 20      Fixed/Floating Rate Notes Floating Rate Interest Period or
a 20      Fixed/Floating Rate Notes Floating Rate Interest Period, as applicable.
“Floating Rate Period” means either the 20      Fixed/Floating Rate Notes Floating Rate Period or the 20
Fixed/Floating Rate Notes Floating Rate Period, as applicable.
“Floating Rate Period Interest Payment Date” means either a 20      Fixed/Floating Rate Notes Floating Rate
Period Interest Payment Date or a 20      Fixed/Floating Rate Notes Floating Rate Period Interest Payment Date, as
applicable.
“H.15” has the meaning given to that term under “—Redemption.”
“HSBC Group” means HSBC Holdings plc together with its subsidiary undertakings.
“Indenture” has the meaning given to that term in the second paragraph of this “Description of the Notes.”
“Initial Interest Rate” means either the 20      Fixed/Floating Rate Notes Initial Interest Rate or the 20      Fixed/
Floating Rate Notes Initial Interest Rate, as applicable.
“Interest Determination Date” means the third business day preceding the applicable Interest Payment Date.

“Interest Payment Date” means either a 20      Fixed/Floating Rate Notes Interest Payment Date or a 20
Fixed/Floating Rate Notes Interest Payment Date, as applicable.
“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives
Association, Inc. (“ISDA”) or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.
“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero)
that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.
“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA
Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.
“Issue Date” has the meaning given to that term in the second paragraph of this “Description of the Notes.”
“Loss Absorption Disqualification Event” has the meaning given to that term under “—Redemption.”
“Loss Absorption Disqualification Event Redemption Option” has the meaning given to that term under “—
Redemption.”
“Loss Absorption Regulations” means, at any time, the laws, regulations, requirements, guidelines, rules and policies from time to time relating to minimum requirements for own funds and eligible liabilities and/or loss absorbing capacity in effect in the UK and applicable to us from time to time, including, without limitation to the generality of the foregoing, the Banking Act (whether or not such laws, regulations, requirements, guidelines, rules or policies are applied generally or specifically to us or to us and any of our holding or subsidiary companies or any subsidiary of any such holding company), in each case as amended, supplemented or replaced from time to time.
“Make-Whole Redemption” has the meaning given to that term under “—Redemption—Make-Whole
Redemption.”
“Make-Whole Redemption Period” has the meaning given to that term under “—Redemption—Make-Whole
Redemption.”
“Margin” means either the 20      Fixed/Floating Rate Notes Margin or the 20      Fixed/Floating Rate Notes
Margin, as applicable.
“Maturity Date” means either the 20      Fixed/Floating Rate Notes Maturity Date or the 20      Fixed/Floating
Rate Notes Maturity Date, as applicable.
“noteholders” means holders of the Notes.
“Notes” means either the 20      Fixed/Floating Rate Notes or the 20      Fixed/Floating Rate Notes, as
applicable.
“NY Federal Reserve’s Website” means the website of the Federal Reserve Bank of New York at http://
www.newyorkfed.org (or any successor website).
“Observation Period” has the meaning given to that term under “—Calculation of the Benchmark.”
“Par Redemption” has the meaning given to that term under “—Redemption.”
“Par Redemption Date” has the meaning given to that term under “—Redemption.”
“PRA” means the UK Prudential Regulation Authority or any successor entity.
“Price Determination Date” has the meaning given to that term under “—Redemption.”

“Reference Time” means (1) if the Benchmark is Compounded Daily SOFR, for each USGS Business Day,
3:00 p.m. (New York time) on the next succeeding USGS Business Day, and (2) if the Benchmark is not
Compounded Daily SOFR, the time determined by us (in consultation, to the extent practicable, with the calculation agent) or our designee (in consultation with us) in accordance with the Benchmark Replacement Conforming
Changes.
“Reference Treasury” has the meaning given to that term under “—Redemption.”
“Reference Treasury Rate” has the meaning given to that term under “—Redemption.”
“Relevant Governmental Body” means the Federal Reserve and/or the Federal Reserve Bank of New York
(“NY Federal Reserve”), or a committee officially endorsed or convened by the Federal Reserve and/or the NY
Federal Reserve or any successor thereto.
“Relevant Supervisory Consent” means, in relation to any redemption or purchase of the Notes, any permission of the relevant UK resolution authority for such redemption or purchase, that is required therefor under the Loss
Absorption Regulations. For the avoidance of doubt, Relevant Supervisory Consent will not be required if (i) so long as the Loss Absorption Regulations do not otherwise require, the Notes have (or will have on the date fixed for redemption or repurchase) ceased fully to be eligible to count towards HSBC Holdings’ and/or the HSBC Group’s minimum requirements for own funds and eligible liabilities and/or loss absorbing capacity, (ii) the relevant Notes are purchased for market-making purposes in accordance with any permission given by the relevant UK resolution authority pursuant to the Loss Absorption Regulations within the limits prescribed in such permission or (iii) the relevant Notes are being redeemed or purchased pursuant to any general prior permission granted by the relevant
UK resolution authority pursuant to the Loss Absorption Regulations within the limits prescribed in such permission.
“relevant UK resolution authority” has the meaning given to that term under “—Agreement with Respect to the
Exercise of UK Bail-in Power.”
“SOFR” has the meaning given to that term under “—Calculation of the Benchmark.”
“SOFRi” has the meaning given to that term under “—Calculation of the Benchmark.”
“Tax Event Redemption” has the meaning given to that term under “—Redemption—Tax Event Redemption.”
“Trust Indenture Act” has the meaning given to that term in the third paragraph of this “Description of the
Notes.”
“UK bail-in power” has the meaning given to that term under “—Agreement with Respect to the Exercise of UK
Bail-in Power.”
“UK CRR” means Regulation (EU) No. 575/2013 on prudential requirements for credit institutions and investment firms of the European Parliament and of the Council of 26 June 2013, as amended or supplemented, as it forms part of domestic law in the UK by virtue of the EUWA.
“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark
Replacement Adjustment.
“USGS Business Day” has the meaning given to that term under “—Calculation of the Benchmark.”

FORM, SETTLEMENT AND CLEARANCE
The Notes will be issued in the form of one or more global securities registered in the name of the nominee for, and deposited with, DTC. For a discussion of the form, settlement and clearance of the Notes, see the section titled
“Description of Debt Securities—Form, Settlement and Clearance” beginning on page 12 of the accompanying prospectus.

TAXATION
We intend to treat the Notes as “variable rate debt instruments” for U.S. federal income tax purposes.
For a discussion of certain U.S. and UK tax consequences of the ownership of the Notes, see the discussion applicable to debt securities in the section titled “Taxation” beginning on page 49 of the accompanying prospectus.

CERTAIN ERISA CONSIDERATIONS
The Employee Retirement Income Security Act of 1974, as amended (“ERISA”), imposes certain requirements on employee benefit plans subject to Title I of ERISA and on entities or accounts that are deemed to hold the assets of such plans (“ERISA Plans”), and on those persons who are fiduciaries with respect to ERISA Plans. Investments by ERISA Plans are subject to ERISA’s general fiduciary requirements, including, but not limited to, the requirement of investment prudence and diversification and the requirement that an ERISA Plan’s investments be made in accordance with the documents governing the ERISA Plan.
Section 406 of ERISA and Section 4975 of the Code prohibit certain transactions involving the assets of an
ERISA Plan as well as those plans that are not subject to ERISA but which are subject to Section 4975 of the Code, such as individual retirement accounts, and entities or accounts deemed to hold the assets of such plans (together with ERISA Plans, “Plans”) and certain persons (referred to as “parties in interest” under ERISA or “disqualified persons” under the Code) having certain relationships to such Plans, unless a statutory or administrative exemption is applicable to the transaction. A party in interest or disqualified person who engages in a non-exempt prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and the Code. In addition, the fiduciary of the Plan that is engaged in such a non-exempt prohibited transaction may be, among other things, subject to penalties under ERISA and the Code.
The fiduciary of a Plan that proposes to purchase and hold any Notes (or any interest therein) should consider, among other things, whether such purchase and holding may involve (i) the direct or indirect extension of credit to a party in interest or a disqualified person, (ii) the sale or exchange of any property between a Plan and a party in interest or a disqualified person, (iii) the transfer to, or use by or for the benefit of, a party in interest or disqualified person, of any Plan assets, or (iv) any prohibited conflicts of interest. Such parties in interest or disqualified persons could include, without limitation, HSBC, the underwriters, the agents or any of their respective affiliates
(“Transaction Parties”).
Depending on the satisfaction of certain conditions which may include the identity of the Plan fiduciary making the decision to acquire or hold the Notes (or any interest therein) on behalf of a Plan, exemptions from the prohibited transaction provisions of ERISA and Section 4975 of the Code could potentially include, without limitation, Section
408(b)(17) of ERISA and Section 4975(d)(20) of the Code (relating to transactions with certain service providers) or
Prohibited Transaction Class Exemption (“PTCE”) 84-14 (relating to transactions effected by a “qualified professional asset manager”), PTCE 90-1 (relating to investments by insurance company pooled separate accounts),
PTCE 91-38 (relating to investments by bank collective investment funds), PTCE 95-60 (relating to investments by insurance company general accounts) or PTCE 96-23 (relating to transactions directed by an in-house asset manager) (collectively, the “Class Exemptions”). However, there can be no assurance that any of these Class
Exemptions or any other exemption will be available with respect to any particular acquisition or other transaction involving the Notes.
Any Plan fiduciary that proposes to cause a Plan to purchase the Notes should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and Section 4975 of the Code to such an investment, and to confirm that its purchase, holding and disposition of the Notes will not constitute or result in a non-exempt prohibited transaction or any other violation of an applicable requirement of
ERISA or the Code. None of the Transaction Parties has provided, and none of them will provide, any impartial investment recommendation or investment advice, and are not giving any advice in a fiduciary capacity, in connection with any Plan’s investment in the Notes.
Non-U.S. plans, governmental plans (as defined in Section 3(32) of ERISA) and certain church plans (as defined in Section 3(33) of ERISA), while not subject to the fiduciary responsibility provisions of ERISA or the prohibited transaction provisions of ERISA and Section 4975 of the Code, may nevertheless be subject to other federal, state, local or non-U.S. laws or regulations that are substantially similar to the foregoing provisions of
ERISA and the Code (“Similar Law”). Fiduciaries of any such plans subject to Similar Law (“Non-ERISA Plans”)
should consult with their counsel before purchasing the Notes to determine the need for, if necessary, and the availability of, any exemptive relief under any Similar Law.

Through its purchase or other acquisition and holding of the Notes (including any interest in a Note), each purchaser or other acquirer of the Notes (and each Plan fiduciary and each fiduciary of a Non-ERISA Plan directing or advising a Plan or Non-ERISA Plan to purchase or otherwise acquire and hold the Notes) will be deemed to have represented and agreed that either: (A) no assets of a Plan or Non-ERISA Plan have been used to acquire or will be used to hold such Notes or an interest therein or (B) the purchase, other acquisition, holding and disposition of the
Notes or any interest therein do not and will not constitute or result in a non-exempt prohibited transaction under
ERISA or Section 4975 of the Code or violation of Similar Law.
Each Plan fiduciary (and each fiduciary for a Non-ERISA Plan) should consult with its legal adviser concerning the potential consequences to the plan under ERISA, Section 4975 of the Code or Similar Law of an investment in the Notes.

UNDERWRITING (CONFLICTS OF INTEREST)
The underwriters named below have severally agreed, subject to the terms and conditions of the underwriting agreement with us, as amended, effective as of the date of this prospectus supplement, to purchase the principal amount of Notes set forth below opposite their respective names.

Name of Underwriter	Principal Amount of the 20 Fixed/ Floating Rate Notes
HSBC Securities (USA) Inc. ...............................................................................................................	$
Total .....................................................................................................................................................	$

Name of Underwriter	Principal Amount of the 20 Fixed/ Floating Rate Notes
HSBC Securities (USA) Inc. ...............................................................................................................	$
Total .....................................................................................................................................................	$
The underwriters propose to offer the Notes in part directly to the public at the initial public offering price set forth on the cover page of this prospectus supplement and in part to certain securities dealers at such price less a
concession not in excess of          % of the principal amount of the 20           Fixed/Floating Rate Notes or          % of
the principal amount of the 20      Fixed/Floating Rate Notes. The underwriters may allow, and such dealers may
reallow, a concession not to exceed           % of the principal amount of the 20     Fixed/Floating Rate Notes or
         % of the principal amount of the 20      Fixed/Floating Rate Notes to certain brokers and dealers. After the initial public offering, the public offering price, concession and discount may be changed. In addition, HSI and/or its affiliates will reimburse us for certain of our offering related expenses and underwriting discounts and commissions.
Certain of the underwriters may not be U.S. registered broker-dealers and accordingly will not effect any offers or sales of any Notes in the United States unless it is through one or more U.S. registered broker-dealers as permitted by applicable securities laws and the regulations of FINRA.
The underwriting agreement provides that the obligations of the underwriters to purchase the Notes included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters have agreed to purchase all of the Notes sold pursuant to the underwriting agreement if any of the Notes are sold. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the non-defaulting underwriters may be increased or the underwriting agreement may be terminated.
We have agreed to indemnify the several underwriters against certain liabilities, including civil liabilities under the Securities Act, or contribute to payments the underwriters may be required to make in respect thereof.
It is expected that the delivery of the Notes will be made against payment therefor on or about the date specified on the cover page of this prospectus supplement, which is the third business day following the date hereof (this settlement cycle being referred to as T+3). Under Rule 15c6-1 under the Exchange Act, trades in the secondary market generally are required to settle in one business day, unless the parties to the trade expressly agree otherwise.
Accordingly, purchasers who wish to trade Notes prior to one business day before delivery will be required, by virtue of the fact that the Notes initially will settle in T+3, to specify an alternative settlement cycle at the time of any trade to prevent a failed settlement and should consult their own adviser.

The following are the estimated expenses to be incurred in connection with the issuance and distribution of the
Notes:

SEC registration fee ..............................................................................................................................	$
Printing expenses ..................................................................................................................................
Legal fees and expenses ........................................................................................................................
Accounting fees and expenses ..............................................................................................................
Trustee’s, calculation agent’s and paying agent’s fees and expenses ...................................................
Total ......................................................................................................................................................	$
In connection with the offering made hereby, the underwriters or persons acting on their behalf may purchase and sell the Notes in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover short positions created by the underwriters in connection with the offering. Short positions created by the underwriters involve the sale by the underwriters or persons acting on their behalf of a greater number of Notes than they are required to purchase from us. Stabilization transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the Notes. The underwriters may also impose a penalty bid, whereby selling concessions allowed to broker-dealers in respect of the Notes sold in the offering may be reclaimed by the underwriters if such Notes are repurchased by the underwriters or persons acting on their behalf in stabilization or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the Notes, which may be higher than the price that might otherwise prevail in the open market.
These activities, if commenced, may be discontinued at any time.
These transactions may be effected on the New York Stock Exchange or otherwise. These activities, if commenced, will be conducted in accordance with all applicable laws and rules.
Any stabilization action may begin on or after the date of adequate public disclosure of the final terms of the offer of the relevant Notes and, if begun, may be ended at any time, but it must end no later than 30 days after the
Issue Date, or no later than 60 days after the date of allotment of the relevant Notes, whichever is earlier. Neither we nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Notes. In addition, neither we nor any of the underwriters makes any representation that the underwriters will engage in these transactions or that these transactions, once commenced, will not be discontinued.
Important Notice to CMIs (including private banks) Pursuant to Paragraph 21 of the Hong Kong SFC Code of Conduct
This notice to CMIs (including private banks) is a summary of certain obligations the SFC Code imposes on
CMIs, which require the attention and cooperation of other CMIs (including private banks). Certain CMIs may also be acting as OCs for this offering and are subject to additional requirements under the SFC Code.
Prospective investors who are the directors, employees or major shareholders of HSBC Holdings, a CMI or its group companies would be considered under the SFC Code as having an Association with HSBC Holdings, the CMI or the relevant group company. CMIs should specifically disclose whether their investor clients have any
Association when submitting orders for the Notes. In addition, private banks should take all reasonable steps to identify whether their investor clients may have any Associations with HSBC Holdings or any CMI (including its group companies) and inform the underwriters accordingly.
CMIs are informed, unless otherwise notified, that the marketing and investor targeting strategy for this offering includes institutional investors, sovereign wealth funds, pension funds, hedge funds, family offices and high net worth individuals, in each case, subject to the selling restrictions and any MiFID II product governance language or any UK MiFIR product governance language set out elsewhere in this prospectus supplement.
CMIs should ensure that orders placed are bona fide, are not inflated and do not constitute duplicated orders
(i.e., two or more corresponding or identical orders placed via two or more CMIs). CMIs should enquire with their investor clients regarding any orders which appear unusual or irregular. CMIs should disclose the identities of all investors when submitting orders for the Notes (except for omnibus orders where underlying investor information may need to be provided to any OCs when submitting orders). Failure to provide underlying investor information for omnibus orders, where required to do so, may result in that order being rejected. CMIs should not place “X-orders”
into the order book.
CMIs should segregate and clearly identify their own proprietary orders (and those of their group companies, including private banks as the case may be) in the order book and book messages.
CMIs (including private banks) should not offer any rebates to prospective investors or pass on any rebates provided by HSBC Holdings. In addition, CMIs (including private banks) should not enter into arrangements which may result in prospective investors paying different prices for the Notes.
The SFC Code requires that a CMI disclose complete and accurate information in a timely manner on the status of the order book and other relevant information it receives to targeted investors for them to make an informed decision. In order to do this, those underwriters in control of the order book should consider disclosing order book updates to all CMIs.
When placing an order for the Notes, private banks should disclose, at the same time, if such order is placed other than on a “principal” basis (whereby it is deploying its own balance sheet for onward selling to investors).
Private banks who do not provide such disclosure are hereby deemed to be placing their order on such a “principal”
basis. Otherwise, such order may be considered to be an omnibus order pursuant to the SFC Code. Private banks should be aware that placing an order on a “principal” basis may require the relevant affiliated underwriter(s) (if any) to categorize it as a proprietary order and apply the “proprietary orders” requirements of the SFC Code to such order.
In relation to omnibus orders, when submitting such orders, CMIs (including private banks) that are subject to the SFC Code should disclose underlying investor information in respect of each order constituting the relevant omnibus order (failure to provide such information may result in that order being rejected). Underlying investor information in relation to omnibus orders should consist of:
•The name of each underlying investor;
•A unique identification number for each investor;
•Whether an underlying investor has any “Associations” (as used in the SFC Code);
•Whether any underlying investor order is a “Proprietary Order” (as used in the SFC Code);
•Whether any underlying investor order is a duplicate order.
Underlying investor information in relation to an omnibus order should be sent to the underwriters who have requested such information.
To the extent information being disclosed by CMIs and investors is personal and/or confidential in nature, CMIs
(including private banks) agree and warrant: (A) to take appropriate steps to safeguard the transmission of such information to any OCs; and (B) that they have obtained the necessary consents from the underlying investors to disclose such information to any OCs. By submitting an order and providing such information to any OCs, each
CMI (including private banks) further warrants that they and the underlying investors have understood and consented to the collection, disclosure, use and transfer of such information by any OCs and/or any other third parties as may be required by the SFC Code, including to HSBC Holdings, relevant regulators and/or any other third parties as may be required by the SFC Code, for the purpose of complying with the SFC Code, during the bookbuilding process for this offering. CMIs that receive such underlying investor information are reminded that such information should be used only for submitting orders in this offering. The relevant underwriters may be asked to demonstrate compliance with their obligations under the SFC Code, and may request other CMIs (including private banks) to provide evidence showing compliance with the obligations above (in particular, that the necessary consents have been obtained). In such event, other CMIs (including private banks) are required to provide the relevant underwriter with such evidence within the timeline requested.
Selling Restrictions
The Notes are offered for sale only in jurisdictions where it is legal to make such offers. The offer and sale of the Notes are subject to the following limitations. Neither the underwriters nor we have taken any action in any jurisdiction that would constitute a public offering of the Notes, other than in the United States.
United Kingdom
Each underwriter has represented and warranted that:
(a)it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section
21 of the FSMA) received by it in connection with the issue or sale of the Notes in circumstances in which
Section 21(1) of the FSMA does not apply to us; and
(b)it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Notes in, from or otherwise involving the UK.
Each underwriter has represented and agreed that it has not offered, sold, distributed or otherwise made available and will not offer, sell, distribute or otherwise make available any Notes which are the subject of the offering contemplated by this prospectus supplement to any retail investor in the UK. For the purposes of this provision, the expression “retail investor” means a person who is not a professional client, as defined in point (8) of
Article 2(1) of Regulation (EU) No 600/2014 as it forms part of UK domestic law by virtue of the EUWA.
Prohibition of Sales to EEA Retail Investors
Each underwriter has represented and agreed that it has not offered, sold or otherwise made available and will not offer, sell or otherwise make available any Notes which are the subject of the offering contemplated by this prospectus supplement to any retail investor in the EEA. For the purposes of this provision, the expression “retail investor” means a person who is one (or more) of the following:
(i)a retail client as defined in point (11) of Article 4(1) of MiFID II; or
(ii)a customer within the meaning of the IDD, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II.
Switzerland
The Notes are not subject to the approval of, or supervision by, the Swiss Financial Market Supervisory
Authority (“FINMA”) and investors in the Notes will not benefit from supervision by FINMA. The Notes do not constitute participations in a collective investment scheme within the meaning of the Swiss Federal Act on
Collective Investment Schemes of 23 June 2006, as amended. The Notes are neither issued nor guaranteed by a
Swiss financial intermediary. Investors are exposed to the credit risk of the issuer.
The offering of the Notes in Switzerland is exempt from the requirement to prepare and publish a prospectus under the Swiss Financial Services Act (“FinSA”) because the Notes have a minimum denomination of CHF
100,000 (or equivalent in another currency) or more. This prospectus supplement does not constitute a prospectus pursuant to the FinSA, and no such prospectus has been or will be prepared for or in connection with the offering of the Notes.
No key information document according to the FinSA or any equivalent document under the FinSA has been prepared in relation to the Notes and, therefore, the Notes may not be offered or recommended to private clients within the meaning of the FinSA in Switzerland.

Japan
The Notes have not been and will not be registered under the Financial Instruments and Exchange Act of Japan
(Act No. 25 of 1948, as amended, the “Financial Instruments and Exchange Act”). Accordingly, none of the Notes, nor any interest thereon, may be, directly or indirectly, offered or sold in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or re-sale, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Financial Instruments and Exchange Act and other relevant laws and regulations of Japan.
Hong Kong
Each underwriter has represented and agreed that:
(a)it has not offered or sold and will not offer or sell in Hong Kong, by means of any document, any Notes other than (i) to “professional investors” as defined in the Securities and Futures Ordinance (Cap.571, Laws
of Hong Kong) (the “SFO”) and any rules made thereunder, or (ii) in other circumstances which do not result in the document being a “prospectus” as defined in the Companies (Winding Up and Miscellaneous
Provisions) Ordinance (Cap.32, Laws of Hong Kong) (the “C(WUMP)O”) or which do not constitute an offer to the public within the meaning of the C(WUMP)O; and
(b)it has not issued or had in its possession for the purposes of issue, and will not issue or have in its possession for the purposes of issue, whether in Hong Kong or elsewhere, any advertisement, invitation or document relating to the Notes, which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the securities laws of Hong Kong)
other than with respect to Notes which are or are intended to be disposed of only to persons outside Hong
Kong or only to “professional investors” as defined in the SFO and any rules made thereunder.
Singapore
Each underwriter has acknowledged that this prospectus supplement and the accompanying prospectus have not been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, each underwriter has represented, warranted and agreed that it has not offered or sold any Notes or caused the Notes to be made the subject of an invitation for subscription or purchase and will not offer or sell any Notes or cause the Notes to be made the subject of an invitation for subscription or purchase, and has not circulated or distributed, nor will it circulate or distribute, this prospectus supplement and the accompanying prospectus or any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the Notes, whether directly or indirectly, to any person in Singapore other than (i) to an institutional investor (as defined in Section 4A of the
Securities and Futures Act 2001 of Singapore, as modified or amended from time to time (the “SFA”)) pursuant to
Section 274 of the SFA, or (ii) to an accredited investor (as defined in Section 4A of the SFA) pursuant to and in accordance with the conditions specified in Section 275 of the SFA.
Korea
The Notes have not been and will not be registered with the Financial Services Commission of Korea under the
Financial Investment Services and Capital Markets Act of Korea, as amended. Accordingly, the Notes may not be offered, sold or delivered, directly or indirectly, in Korea or to, or for the account or benefit of, any resident of Korea
(as such term is defined under the Foreign Exchange Transaction Act of Korea and the decree and regulations thereunder) or to others for re-offering or resale, directly or indirectly, in Korea or to any resident of Korea, except as otherwise permitted under applicable Korean laws and regulations. In addition, during the first year after the issuance of the Notes, the Notes may not be transferred to any resident of Korea, except as otherwise permitted under applicable Korean laws and regulations. During the first year after the issuance of the Notes, if there is any acquirer of the Notes who was solicited to purchase the Notes in Korea, such acquirer is prohibited from transferring any of the Notes to another person in any way other than as a whole to one transferee.

United Arab Emirates (excluding the Dubai International Financial Centre)
Each underwriter has represented and agreed that the Notes will not be offered, sold or publicly promoted or advertised by it in the United Arab Emirates other than in compliance with any laws applicable in the United Arab
Emirates governing the issue, offering and sale of the Notes.
Dubai International Financial Centre
Each underwriter has represented and agreed that it will not offer the Notes to any person in the Dubai
International Financial Centre unless such offer is:
(a)an “Exempt Offer” in accordance with the Markets Rules (MKT Module) of the Dubai Financial Services
Authority (the “DFSA”) rulebook; and
(b)made only to persons who meet the “Professional Client” criteria set out in Rule 2.3.3 of the Conduct of
Business Module of the DFSA rulebook.
Canada
Each underwriter has acknowledged that no prospectus has been filed with any securities commission or similar regulatory authority in Canada in connection with the offer and sale of the Notes, the Notes have not been, and will not be, qualified for sale under the securities laws of Canada or any province or territory thereof and no securities commission or similar regulatory authority in Canada has reviewed or in any way passed upon this prospectus supplement, the accompanying prospectus or the merits of the Notes and any representation to the contrary is an offense.
Each underwriter has represented, warranted and agreed that it has not offered, sold or distributed and will not offer, sell or distribute any Notes, directly or indirectly, in Canada or to or for the benefit of any resident of Canada, other than in compliance with applicable securities laws and, without limiting the generality of the foregoing:
(a)any offer, sale or distribution of the Notes in Canada will be made only to purchasers that are “accredited investors” (as such term is defined in section 1.1 of NI 45-106 or, in Ontario, as such term is defined in section 73.3(1) of the Securities Act (Ontario)), that are also “permitted clients” (as such term is defined in section 1.1 of NI 31-103), that are purchasing as principal, or are deemed to be purchasing as principal in accordance with applicable Canadian securities laws, and that are not a person created or used solely to purchase or hold the Notes as an “accredited investor” as described in paragraph (m) of the definition of
“accredited investor” in section 1.1 of NI 45-106;
(b)it is either (I) appropriately registered under applicable Canadian securities laws in each relevant province or territory to sell and deliver the Notes, (II) such sale and delivery will be made through an affiliate of it that is so registered if the affiliate is registered in a category that permits such sale and delivery and has agreed to make such sale and delivery in compliance with the representations, warranties and agreements set out herein, or (III) it is relying on an exemption from the dealer registration requirements under applicable Canadian securities laws and has complied with the requirements of that exemption; and
(c)it has not and will not distribute or deliver any offering memorandum (as such term is defined under applicable Canadian securities laws) or any other offering material in connection with any offering or sale of the Notes, in or to a resident of Canada, other than delivery of this prospectus supplement and the accompanying prospectus, and otherwise in compliance with applicable Canadian securities laws.
Chinese Mainland
Each of the underwriters has represented and agreed that the Notes may not be offered or sold directly or indirectly within the Chinese mainland (which excludes the Hong Kong and Macau Special Administrative Regions
and Taiwan), except as permitted by applicable laws of the Chinese mainland. This prospectus supplement and the accompanying prospectus or any information contained or incorporated by reference herein do not constitute an offer to sell or the solicitation of an offer to buy any securities in the Chinese mainland. This prospectus supplement and the accompanying prospectus or any information incorporated by reference herein or the Notes have not been, and will not be, submitted to, approved by, verified by or registered with any relevant governmental authorities in the Chinese mainland and thus may not be supplied to the public in the Chinese mainland or used in connection with any offer for the subscription or sale of the Notes in the Chinese mainland.
The Notes may only be invested in by investors in the Chinese mainland that are authorized to engage in the investment in the Notes of the type being offered or sold. Investors are responsible for informing themselves about and observing all legal and regulatory restrictions, obtaining all relevant governmental approvals, verifications, licenses or registrations (if any) from all relevant governmental authorities in the Chinese mainland, including, but not limited to, the People’s Bank of China, the State Administration of Foreign Exchange, the China Securities
Regulatory Commission, the National Financial Regulatory Administration and their respective successor authorities and/or other relevant regulatory bodies, and complying with all relevant regulations in the Chinese mainland, including, but not limited to, any relevant foreign exchange regulations and/or overseas investment regulations.
Taiwan
The Notes may not be sold, issued or offered within Taiwan through a public offering or in a circumstance which constitutes an offer within the meaning of the Securities and Exchange Act of Taiwan that requires registration or approval of the Financial Supervisory Commission or other regulatory authorities or agencies of
Taiwan. No person or entity in Taiwan has been authorized to offer, sell, give advice regarding or otherwise intermediate the offering and sale of any Notes in Taiwan.
Unless the offer of the Notes has been and will be registered with the Financial Supervisory Commission or other regulatory authorities or agencies of Taiwan pursuant to relevant securities laws and regulations, the Notes may not be sold, issued or offered within Taiwan through a public offering or in a circumstance which constitutes an offer within the meaning of the Securities and Exchange Act of Taiwan that requires a registration or approval of the
Financial Supervisory Commission or other regulatory authorities or agencies of Taiwan. No person or entity in
Taiwan has been authorized to offer, sell, give advice regarding or otherwise intermediate the offering and sale of any Notes in Taiwan.
If the Notes are admitted to listing on the TPEx and offered in Taiwan, the Notes shall not be offered, sold or re-
sold, directly or indirectly, to investors other than Professional Institutional Investors as defined under Paragraph 2,
Article 4 of the Financial Consumer Protection Act of the Republic of China. In such case, purchasers of the Notes are not permitted to sell or otherwise dispose of the Notes except by transfer to a Professional Institutional Investor.
Listing
Application will be made to list the Notes offered hereby on the New York Stock Exchange. The Notes are a new issue of securities with no established trading market. The underwriters have advised us that the underwriters currently intend to make a market in the Notes, as permitted by applicable laws and regulations. The underwriters are not obligated, however, to make a market in the Notes and may discontinue any such market- making at any time at their sole discretion. Accordingly, no assurance can be given as to the liquidity of, or trading markets for, the
Notes or that an active public market for the Notes will develop. If an active public trading market for the Notes does not develop, the market price and liquidity of the Notes may be adversely affected.
Conflicts of Interest
HSI is an affiliate of HSBC Holdings, and, as such, is deemed to have a “conflict of interest” under FINRA
Rule 5121. Accordingly, the offering of the Notes is being conducted in compliance with the requirements of
FINRA Rule 5121 (addressing conflicts of interest when distributing the securities of an affiliate) as administered by the Financial Industry Regulatory Authority (“FINRA”). Neither HSI nor any of our other affiliates will sell any
Notes into any of its discretionary accounts without the prior specific written approval of the accountholder.
Some of the underwriters and their affiliates have engaged in, and may in the future engage in, commercial and investment banking and other commercial dealings in the ordinary course of business with us. They have received customary fees and commissions for these transactions.

Market-Making Resales by Affiliates
This prospectus supplement together with the accompanying prospectus and your confirmation of sale may be used by HSI in connection with offers and sales of the Notes in market-making transactions at negotiated prices related to prevailing market prices at the time of sale. In a market-making transaction, HSI may resell a security it acquires from other noteholders after the original offering and sale of the Notes. Resales of this kind may occur in the open market or may be privately negotiated, at prevailing market prices at the time of resale or at related or negotiated prices. In these transactions, HSI may act as principal or agent, including as agent for the counterparty in a transaction in which HSI acts as principal, or as agent for both counterparties in a transaction in which HSI does not act as principal. HSI may receive compensation in the form of discounts and commissions, including from both counterparties in some cases. Other of our affiliates may also engage in transactions of this kind and may use this prospectus supplement and the accompanying prospectus for this purpose. Neither HSI nor any other of our affiliates have an obligation to make a market in the Notes and, if commenced, may discontinue any market-making activities at any time without notice, in their sole discretion.
Furthermore, HSI may be required to discontinue its market-making activities during periods when we are seeking to sell certain of our securities or when HSI, such as by means of its affiliation with us, learns of material non-public information relating to us. HSI would not be able to recommence its market-making activities until such sale has been completed or such information has become publicly available. It is not possible to forecast the impact, if any, that any such discontinuance may have on the market for the Notes. Although other broker-dealers may make a market in the Notes from time to time, there can be no assurance that any other broker-dealer will do so at any time when HSI discontinues its market- making activities. In addition, any such broker-dealer that is engaged in market-
making activities may thereafter discontinue such activities at any time at its sole discretion.
We do not expect to receive any proceeds from market-making transactions.
Information about the trade and settlement dates, as well as the purchase price, for a market-making transaction will be provided to the purchaser in a separate confirmation of sale.
In connection with any use of this prospectus supplement and the accompanying prospectus by HSI or another of our affiliates, you may assume this prospectus supplement and the accompanying prospectus is being used in a market-making transaction unless otherwise specified.

LEGAL OPINIONS
Certain legal matters in connection with the securities to be offered hereby will be passed upon for us by Cleary
Gottlieb Steen & Hamilton LLP, London, England, our U.S. counsel and English solicitors. The underwriters are being represented by Allen Overy Shearman Sterling LLP, London, England.

EXPERTS
The financial statements and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s assessment of internal controls over financial reporting) incorporated in this prospectus supplement by reference to the 2025 Form 20-F have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Prospectus
HSBC Holdings plc
Subordinated Debt Securities
Senior Debt Securities
Contingent Capital Securities
Ordinary Shares

HSBC Holdings plc may offer the following securities for sale through this prospectus (the “securities”):
•dated subordinated debt securities;
•undated subordinated debt securities (together with the dated subordinated debt securities, the “subordinated debt securities”);
•senior debt securities (together with the subordinated debt securities, the “debt securities”);
•contingent capital securities; and
•ordinary shares of $0.50 nominal value each, which will be offered solely in connection with the offer of any contingent capital securities (which may be converted into ordinary shares pursuant to the terms of such contingent capital securities).
We will provide the specific terms of the securities that we are offering in supplements to this prospectus. You should read this prospectus and any prospectus supplement carefully before you invest.
This prospectus may not be used to consummate sales of debt securities, contingent capital securities or ordinary shares unless accompanied by a prospectus supplement.
Our ordinary shares are listed or admitted to trading on the London Stock Exchange, the Hong Kong Stock Exchange, the
New York Stock Exchange (“NYSE”) and the Bermuda Stock Exchange. Our ordinary shares listed on NYSE (under the trading symbol “HSBC”) are listed in the form of American depositary shares (“ADS”), each representing five of our ordinary shares. On
February 22, 2024, the closing price of our ADSs was $37.71 per ADS on the NYSE.

The debt securities and contingent capital securities will be subject to the exercise of the UK bail-in power by the relevant UK resolution authority as described herein and in the applicable prospectus supplement for such debt securities or contingent capital securities.
The debt securities and contingent capital securities are not deposit liabilities of HSBC Holdings plc and are not covered by the United Kingdom Financial Services Compensation Scheme or insured by the U.S. Federal Deposit Insurance Corporation or any other governmental agency of the United Kingdom, the United States or any other jurisdiction.

Investing in the securities involves certain risks. See “Risk Factors” beginning on page 8 to read about certain risk factors you should consider before investing in the securities.
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS
APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF
THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

We may use this prospectus in the initial sale of these securities. In addition, HSBC Securities (USA) Inc. or another of our affiliates may use this prospectus in a market-making transaction in any of these securities after their initial sale. Unless we or our agent informs you otherwise in the confirmation of sale, this prospectus is being used in a market-making transaction.
The date of this prospectus is February 23, 2024.

Prohibition of Sales to EEA Retail Investors
If the applicable prospectus supplement includes a section entitled “Prohibition of sales to EEA retail investors,” the securities are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the European Economic Area (the “EEA”). For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of
Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); (ii) a customer within the meaning of Directive
(EU) 2016/97 (the “Insurance Distribution Directive”), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a qualified investor as defined in Regulation
(EU) 2017/1129 (the “Prospectus Regulation”). Consequently no key information document required by Regulation
(EU) No 1286/2014 (as amended, the “PRIIPs Regulation”) for offering or selling the securities or otherwise making them available to retail investors in the EEA has been prepared and therefore offering or selling the securities or otherwise making them available to any retail investor in the EEA may be unlawful under the PRIIPs Regulation.
This prospectus has been prepared on the basis that any offer of securities in the EEA will be made pursuant to an exemption under the Prospectus Regulation from the requirement to produce a prospectus for offers of securities.
Accordingly any person making or intending to make an offer in the EEA of securities which are the subject of an offering contemplated in this prospectus as completed by the applicable prospectus supplement in relation to the offer of those securities may only do so in circumstances in which no obligation arises for us or any of the underwriters to publish a prospectus pursuant to Article 3 of the Prospectus Regulation or supplement a prospectus pursuant to Article 23 of the Prospectus Regulation, in each case, in relation to such offer. Neither we nor any of the underwriters have authorized, nor do we or any of the underwriters authorize, the making of any offer of the securities in circumstances in which an obligation arises for us or the underwriters to publish a prospectus for such offer. Neither we nor the underwriters have authorized, nor do we authorize, the making of any offer of securities through any financial intermediary, other than offers made by the underwriters which constitute the final placement of the securities contemplated in this prospectus.
In connection with any issue of securities through this prospectus, the person(s) (if any) named as the stabilization manager(s) in the applicable prospectus supplement (the “stabilization manager”) (or any person acting on behalf of it) may, to the extent permitted by laws or regulations, over-allot securities or effect transactions with a view to supporting the market price of such securities at a level higher than that which might otherwise prevail.
However, stabilization may not necessarily occur. Any stabilization action may begin on or after the date on which adequate public disclosure of the terms of any offer of the relevant securities is made and, if begun, may cease at any time, but it must end no later than the earlier of 30 days after the date of the issuance and 60 days after the date of the allotment of any relevant securities. Any stabilization action or over-allotment must be conducted by the relevant stabilization manager (or any person acting on behalf of it) in accordance with all applicable laws and rules.
Where the applicable prospectus supplement includes a section entitled “MiFID II product governance,” it will outline the target market assessment in respect of the securities and which channels for distribution of the securities are appropriate. Any person subsequently offering, selling or recommending the securities (a “distributor”) should take into consideration the target market assessment; however, a distributor subject to MiFID II is responsible for undertaking its own target market assessment in respect of the securities (by either adopting or refining the target market assessment made in respect of such securities) and determining appropriate distribution channels.
For the purpose of the Markets in Financial Instruments Directive product governance rules under EU
Delegated Directive 2017/593 (the “MiFID Product Governance Rules”), a determination will be made in relation to each issue about whether any underwriter or dealer subscribing for any securities is a manufacturer in respect of such securities, but otherwise neither the underwriters nor the dealers nor any of their respective affiliates will be a manufacturer for the purpose of the MiFID Product Governance Rules.
Prohibition of Sales to UK Retail Investors
If the applicable prospectus supplement includes a section entitled “Prohibition of sales to UK retail investors,”
the securities are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the United Kingdom (“UK”). For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (8) of Article 2 of Regulation (EU) No
2017/565 as it forms part of UK domestic law by virtue of the European Union (Withdrawal) Act 2018, as amended
(the “EUWA”); (ii) a customer within the meaning of the provisions of the Financial Services and Markets Act 2000
(the “FSMA”) and any rules or regulations made under the FSMA to implement Directive (EU) 2016/97, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No
600/2014 as it forms part of UK domestic law by virtue of the EUWA; or (iii) not a qualified investor as defined in
Article 2 of Regulation (EU) 2017/1129 as it forms part of UK domestic law by virtue of the EUWA (the “UK
Prospectus Regulation”). Consequently no key information document required by Regulation (EU) No 1286/2014 as it forms part of UK domestic law by virtue of the EUWA (the “UK PRIIPs Regulation”) for offering or selling the securities or otherwise making them available to retail investors in the UK has been prepared and therefore offering or selling the securities or otherwise making them available to any retail investor in the UK may be unlawful under the UK PRIIPs Regulation.
This prospectus has been prepared on the basis that any offer of securities in the UK will be made pursuant to an exemption under Section 86 of the FSMA from the requirement to produce a prospectus for offers of securities.
Accordingly any person making or intending to make an offer in the UK of securities which are the subject of an offering contemplated in this prospectus as completed by the applicable prospectus supplement in relation to the offer of those securities may only do so in circumstances in which no obligation arises for us or any of the underwriters to publish a prospectus pursuant to Section 85 of the FSMA or supplement a prospectus pursuant to
Article 23 of the UK Prospectus Regulation, in each case, in relation to such offer. Neither we nor any of the underwriters have authorized, nor do we or any of the underwriters authorize, the making of any offer of the securities in circumstances in which an obligation arises for us or the underwriters to publish a prospectus for such offer. Neither we nor the underwriters have authorized, nor do we authorize, the making of any offer of securities through any financial intermediary, other than offers made by the underwriters which constitute the final placement of the securities contemplated in this prospectus.
Where the applicable prospectus supplement includes a section entitled “UK MiFIR product governance,” it will outline the target market assessment in respect of the securities and which channels for distribution of the securities are appropriate. A distributor should take into consideration the target market assessment; however, a distributor subject to the FCA Handbook Product Intervention and Product Governance Sourcebook (the “UK
MiFIR Product Governance Rules”) is responsible for undertaking its own target market assessment in respect of the securities (by either adopting or refining the target market assessment) and determining appropriate distribution channels.
A determination will be made in relation to each issue about whether, for the purpose of the UK MiFIR Product
Governance Rules, any underwriter or dealer subscribing for any securities is a manufacturer in respect of such security, but otherwise neither the underwriters nor the dealers nor any of their respective affiliates will be a manufacturer for the purpose of the UK MIFIR Product Governance Rules.
This document is for distribution only to persons who (i) have professional experience in matters relating to investments and who fall within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion)
Order 2005 (as amended, the “Financial Promotion Order”), (ii) fall within Article 49(2)(a) to (d) (“high net worth companies, unincorporated associations etc.”) of the Financial Promotion Order, (iii) are outside the UK or (iv) are persons to whom an invitation or inducement to engage in investment activity (within the meaning of section 21 of the FSMA) in connection with the issue or sale of any securities may otherwise lawfully be communicated or caused to be communicated (all such persons together being referred to as “relevant persons”). This document is directed only at relevant persons and must not be acted on or relied on by persons who are not relevant persons. Any investment or investment activity to which this document relates is available only to relevant persons and will be engaged in only with relevant persons.
Important Notice to Prospective Investors Pursuant to Paragraph 21 of the Hong Kong SFC Code of Conduct
Prospective investors should be aware that certain intermediaries in the context of certain offerings of securities contemplated by this prospectus as completed by the applicable prospectus supplement (each such offering, a “CMI
Offering”), including certain underwriters, are “capital market intermediaries” (“CMIs”) subject to Paragraph 21 of the Code of Conduct for Persons Licensed by or Registered with the Securities and Futures Commission (the “SFC
Code”). This notice to prospective investors is a summary of certain obligations the SFC Code imposes on such
CMIs, which require the attention and cooperation of prospective investors.
Certain CMIs may also be acting as “overall coordinators” (“OCs”) for a CMI Offering and are subject to additional requirements under the SFC Code. The application of these obligations will depend on the role(s)
undertaken by the relevant underwriter(s) in respect of each CMI Offering.
Prospective investors who are the directors, employees or major shareholders of HSBC Holdings, a CMI or its group companies would be considered under the SFC Code as having an association (“Association”) with HSBC
Holdings, the CMI or the relevant group company. Prospective investors associated with HSBC Holdings or any
CMI (including its group companies) should specifically disclose this when placing an order for the relevant securities and should disclose, at the same time, if such orders may negatively impact the price discovery process in relation to the relevant CMI Offering. Prospective investors who do not disclose their Associations are hereby deemed not to be so associated. Where prospective investors disclose their Associations but do not disclose that such order may negatively impact the price discovery process in relation to the relevant CMI Offering, such order is hereby deemed not to negatively impact the price discovery process in relation to the relevant CMI Offering.
Prospective investors should ensure, and by placing an order prospective investors are deemed to confirm, that orders placed are bona fide, are not inflated and do not constitute duplicated orders (i.e. two or more corresponding or identical orders placed via two or more CMIs). If a prospective investor is an asset management arm affiliated with any relevant underwriter, such prospective investor should indicate when placing an order if it is for a fund or portfolio where the relevant underwriter or its group company has more than 50% interest, in which case it will be classified as a “proprietary order” and subject to appropriate handling by CMIs in accordance with the SFC Code and should disclose, at the same time, if such “proprietary order” may negatively impact the price discovery process in relation to the relevant CMI Offering. Prospective investors who do not indicate this information when placing an order are hereby deemed to confirm that their order is not a “proprietary order”. If a prospective investor is otherwise affiliated with any relevant underwriter, such that its order may be considered to be a “proprietary order” (pursuant to the SFC Code), such prospective investor should indicate to the relevant underwriter when placing such order. Prospective investors who do not indicate this information when placing an order are hereby deemed to confirm that their order is not a “proprietary order”. Where prospective investors disclose such information but do not disclose that such “proprietary order” may negatively impact the price discovery process in relation to the relevant CMI Offering, such “proprietary order” is hereby deemed not to negatively impact the price discovery process in relation to the relevant CMI Offering.
Prospective investors should be aware that certain information may be disclosed by CMIs (including private banks) which is personal and/or confidential in nature to the prospective investor. By placing an order, prospective investors are deemed to have understood and consented to the collection, disclosure, use and transfer of such information by the relevant underwriter and/or any other third parties as may be required by the SFC Code, including to HSBC Holdings, any OCs, relevant regulators and/or any other third parties as may be required by the
SFC Code, it being understood and agreed that such information shall only be used for the purpose of complying with the SFC Code, during the bookbuilding process for the relevant CMI Offering. Failure to provide such information may result in that order being rejected.

ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement that we filed with the Securities and Exchange Commission
(the “SEC”) using the “shelf” registration process. Under the shelf registration process, we may sell the securities described in this prospectus in one or more offerings.
This prospectus provides you with a general description of the securities we may offer. Each time we sell securities, we will provide a prospectus supplement that will contain specific information about the terms of the securities. The prospectus supplement may also add to, update or change information contained in this prospectus.
You should read both this prospectus and any prospectus supplement together with the additional information described under the heading “Where You Can Find More Information About Us.”
CERTAIN DEFINITIONS AND PRESENTATION OF FINANCIAL INFORMATION
Definitions
As used in this prospectus, the terms “HSBC Holdings,” “we,” “us” and “our” refer to HSBC Holdings plc.
“HSBC Group” and “HSBC” mean HSBC Holdings plc together with its subsidiary undertakings.
Presentation of Financial Information
The annual consolidated financial statements of the HSBC Group comply with UK-adopted international accounting standards and with the requirements of the UK Companies Act 2006, and have also applied international financial reporting standards adopted pursuant to Regulation (EC) No 1606/2002 as it applies in the European Union
(“EU”). These financial statements are also prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board (“IFRS Accounting Standards”), including interpretations issued by the IFRS Interpretations Committee, as there are no applicable differences from IFRS Accounting
Standards for the periods presented. As of December 31, 2023, there were no unendorsed standards effective for the year ended December 31, 2023 affecting the consolidated financial statements included in our Annual Report on
Form 20-F for the year ended December 31, 2023, filed with the SEC on February 22, 2024 (the “2023 Form 20-F”).
We use the U.S. dollar as our presentation currency in our consolidated financial statements because the U.S.
dollar and currencies linked to it form the major currency bloc in which we transact and fund our business.
With the exception of the capital ratios presented under “HSBC,” the financial information presented in this document complies with the UK- adopted international accounting standards, the requirements of the UK
Companies Act 2006 and with international financial reporting standards adopted pursuant to Regulation (EC) No
1606/2002 as it applies in the EU. The financial information presented in this document is also prepared in accordance with IFRS Accounting Standards, including interpretations issued by the IFRS Interpretations
Committee, as there are no applicable differences from IFRS Accounting Standards for the periods presented. See
“Where You Can Find More Information About Us.”
Currency
In this prospectus, all references to (i) “U.S. dollars,” “US$,” “dollars” or “$” are to the lawful currency of the
United States of America and (ii) “sterling,” “pounds sterling” or “£” are to the lawful currency of the UK.

LIMITATION ON ENFORCEMENT OF U.S. LAWS AGAINST US, OUR MANAGEMENT AND OTHERS
We are an English public limited company. Most of our directors and executive officers (and certain experts named in this prospectus or in documents incorporated herein by reference) are resident outside the United States, and a substantial portion of our assets and the assets of such persons are located outside the United States. As a result, it may not be possible for you to effect service of process within the United States upon these persons or to enforce against them or us in U.S. courts judgments obtained in U.S. courts predicated upon the civil liability provisions of the federal securities laws of the United States. We have been advised by our English solicitors, Cleary
Gottlieb Steen & Hamilton LLP, that there is doubt as to enforceability in the English courts, in original actions or in actions for enforcement of judgments of U.S. courts, of liabilities predicated solely upon the federal securities laws of the United States. In addition, awards of punitive damages in actions brought in the United States or elsewhere may not be enforceable in the UK. The enforceability of any judgment in the UK will depend on the particular facts of the case in effect at the time.
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This prospectus and the documents incorporated by reference herein contain both historical and forward-looking statements. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Forward-looking statements may be identified by the use of terms such as “believes,” “expects,”
“estimate,” “may,” “intends,” “plan,” “will,” “should,” “potential,” “seek,” “reasonably possible” or “anticipates” or the negative thereof or similar expressions, or by discussions of strategy.
These forward-looking statements include statements relating to the implementation and exercise of the UK bail-in powers; changes in the general economic conditions in the markets in which the HSBC Group operates, such as new, continuing or deepening recessions and prolonged inflationary pressures; the impact of the Russia-Ukraine war and the Israel-Hamas war on the global markets generally and the HSBC Group in particular; geopolitical tensions in the countries in which the HSBC Group operates, including those arising as a result of the Russia-
Ukraine war and the Israel-Hamas war; and the UK’s relationship with the EU. We have based the forward-looking statements on current expectations and projections about future events. These forward-looking statements are subject to risks, uncertainties and assumptions about us, as described under “Cautionary statement regarding forward-
looking statements” contained in the 2023 Form 20-F. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed herein might not occur. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of their dates.
Additional information, including information on factors which may affect HSBC’s business, is contained in the
2023 Form 20-F.
WHERE YOU CAN FIND MORE INFORMATION ABOUT US
We have filed with the SEC a registration statement on Form F-3 relating to the securities covered by this prospectus (the “Registration Statement”). This prospectus is part of the Registration Statement and omits certain information contained in the Registration Statement, as permitted by the rules and regulations of the SEC. For further information with respect to us or the securities we are offering, please refer to the Registration Statement, including its exhibits and the financial statements, notes and schedules filed as a part thereof. Statements contained in this prospectus as to the contents of any contract or other document are not necessarily complete, and in each instance reference is made to the copy of such contract or document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.
In addition, we file annual reports, special reports and other information with the SEC. Our SEC filings are available to you on the SEC’s website at http://www.sec.gov. This site contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. We also make available on our website, free of charge, our annual reports on Form 20-F and the text of our reports on Form 6-K, including any amendments to these reports, as well as certain other SEC filings, as soon as reasonably practicable after they are electronically filed with or furnished to the SEC. Our website address is http://www.hsbc.com. The information on these websites is not part of this prospectus, except as specifically incorporated by reference herein.

We are “incorporating by reference” in this prospectus the information in certain documents that we file with the SEC, which means we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus. Each document incorporated by reference is current only as of the date of such document, and the incorporation by reference of such documents will not create any implication that there has been no change in our affairs since the date thereof or that the information contained therein is current as of any time subsequent to its date. The information incorporated by reference is considered to be a part of this prospectus and should be read with the same care. When we update the information contained in documents that have been incorporated by reference by making future filings with the SEC, the information incorporated by reference in this prospectus is considered to be automatically updated and superseded.
In the case of a conflict or inconsistency between information contained in this prospectus and information incorporated by reference into this prospectus, you should rely on the information contained in the document that was filed later. We incorporate by reference in this prospectus the 2023 Form 20-F.
In addition, all documents filed by us with the SEC pursuant to Sections 13(a), 13(c) or 15(d) of the Securities
Exchange Act of 1934, as amended (the “Exchange Act”), and, to the extent expressly stated therein, certain reports on Form 6-K furnished by us after the date of this prospectus will also be deemed to be incorporated by reference in this prospectus from the date of filing of such documents. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein will be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Moreover, any statement contained in a document incorporated or deemed to be incorporated by reference herein will be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained herein modifies or supersedes such statement. Any such statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this prospectus and to be a part hereof from the date of filing of such document.
You may request a copy of these documents at no cost to you by writing or telephoning us at either of the following addresses:
Group Company Secretary
HSBC Holdings plc
8 Canada Square, London E14 5HQ United Kingdom
Tel: +44 20-7991-8888
HSBC Holdings plc
c/o HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018 United States
Attn: Company Secretary
Tel: +1 212-525-5000
We will provide to the trustee referred to under “Description of Debt Securities” and “Description of Contingent
Capital Securities” our annual reports, which will include a description of operations and annual audited consolidated financial statements prepared under IFRSs as issued by the IASB. We will also furnish the trustee with interim reports, which will include unaudited interim consolidated financial information prepared in accordance with
IAS 34 Interim Financial Reporting as issued by the IASB. The trustee will make such reports available for inspection by holders at its corporate trust office.

HSBC
HSBC is one of the largest banking and financial services organizations in the world. As of December 31, 2023,
HSBC had total assets of US$3,038,677 million and total shareholders’ equity of US$185,329 million. For the year ended December 31, 2023, HSBC’s operating profit was US$30,541 million. HSBC had a UK CRR common equity
Tier 1 ratio (on a transitional basis, meaning that the transitional provisions set out in Part Ten of the UK CRR
(which currently means the phase-in arrangements for the regulatory capital impact of IFRS 9) are applied in calculating the ratio) of 14.8% and a UK CRR common equity Tier 1 ratio (on a non-transitional basis, meaning that the transitional provisions set out in Part Ten of the UK CRR are not applied in calculating the ratio) of 14.8% as of
December 31, 2023.
Headquartered in London, HSBC operates through long-established businesses and has an international network in 62 countries and territories. Within these regions, a comprehensive range of banking and related financial services is offered to personal, commercial, corporate, institutional, investment and private banking clients.
HSBC’s products and services are delivered to clients through three global businesses, Wealth and Personal
Banking, Commercial Banking and Global Banking and Markets.

RISK FACTORS
You should consider carefully all of the information included, or incorporated by reference, in this document and any risk factors included in the applicable prospectus supplement before you decide to buy securities.
Risks Relating to HSBC’s Business
For information on risks relating to HSBC’s business, you should read the risks described in the 2023 Form 20-
F, including the section entitled “Risk factors” on pages 168 through 180 and Note 36 (Legal proceedings and regulatory matters) to the consolidated financial statements included therein on pages 444 through 447, which is incorporated by reference in this prospectus, and/or similar disclosure in subsequent filings incorporated by reference in this prospectus.

USE OF PROCEEDS
Unless we otherwise disclose in the accompanying prospectus supplement, we intend to use the net proceeds from the sale of the securities for general corporate, liability management and refinancing purposes, and to maintain or further strengthen the capital base of HSBC Holdings.

CONSOLIDATED CAPITALIZATION AND INDEBTEDNESS OF HSBC HOLDINGS PLC
The following table shows the share capital position of HSBC Holdings plc and its consolidated capitalization and indebtedness as of December 31, 2023:

As of December 31, 2023 in US$m
Share capital of HSBC Holdings plc
Ordinary shares (of nominal value US$0.50 each)(1) .......................................................................	9,631
Preference shares (of nominal value £0.01 each)(2) ..........................................................................	—
HSBC Group Equity
Called up share capital .....................................................................................................................	9,631
Share premium account ....................................................................................................................	14,738
Other equity instruments(3) ...............................................................................................................	17,719
Other reserves ...................................................................................................................................	(8,907)
Retained earnings .............................................................................................................................	152,148
Total shareholders’ equity ............................................................................................................	185,329
Non-controlling interests ..................................................................................................................	7,281
Total equity ....................................................................................................................................	192,610
HSBC Group Indebtedness(4)
Debt securities in issue(5) ..................................................................................................................	93,917
Trading liabilities—Debt securities in issue ....................................................................................	27
Debt securities in issue designated at fair value ...............................................................................	103,803
Subordinated liabilities .....................................................................................................................	36,431
Total indebtedness .........................................................................................................................	234,177
Total Capitalization and Indebtedness ............................................................................................	426,787
__________________
(1)As of February 22, 2024, (a) no ordinary shares of US$0.50 each have been issued since December 31, 2023 as a result of shares issued pursuant to exercises of employee share options and share plans, and (b) 188,385,417 ordinary shares of US$0.50 were repurchased and cancelled since December 31, 2023 under the HSBC Holdings plc buy-back program which commenced on November 1, 2023 and concluded on February 16, 2024.
(2)There is one Series A sterling preference share in issue.
(3)Comprises 10 outstanding series of contingent capital securities, each issued by HSBC Holdings.
(4)As of December 31, 2023, HSBC had other liabilities of US$2,611,891 million and contingent liabilities and contractual commitments of
US$1,009,071 million (including guarantees of US$111,286 million).
(5)On January 25, 2024, HSBC Holdings issued a notice of redemption for the outstanding US$2,500,000,000 3.803% Fixed Rate/Floating
Rate Senior Unsecured Notes due 2025 and US$500,000,000 Floating Rate Senior Unsecured Notes due 2025, which are expected to be redeemed on March 11, 2024.
Save as disclosed in the above notes, there has been no material change in the issued share capital of HSBC
Holdings, or its consolidated capitalization and indebtedness, since December 31, 2023.
The following exchange rate as of December 31, 2023 has been used in the notes above: £1.00 = US$1.27525.

DESCRIPTION OF DEBT SECURITIES
Debt securities offered through this prospectus will be issued under one of three indentures among HSBC
Holdings, as issuer, The Bank of New York Mellon, as trustee and HSBC Bank USA, National Association, as paying agent, registrar and exchange rate agent, as heretofore supplemented and amended. The dated subordinated debt securities will be issued under the indenture for dated subordinated debt securities, the undated subordinated debt securities will be issued under the indenture for undated subordinated debt securities and the senior debt securities will be issued under the indenture for senior debt securities. The following summary of certain provisions of the debt securities and the indentures and any such summary in any prospectus supplement do not purport to be complete and are subject to, and are qualified by reference to, all the provisions of the debt securities and the relevant indenture. Defined terms used in this section but not otherwise defined in this prospectus have the meanings assigned to them in the relevant indenture.
General
The indentures do not limit the amount of debt securities that we may issue under them and provide that we may issue debt securities from time to time in one or more series.
Please refer to the prospectus supplement relating to the particular series of debt securities offered through this prospectus for the following terms, where applicable, of such debt securities:
•whether such debt securities, in the case of subordinated debt securities, will be dated subordinated debt securities with a specified maturity date or undated subordinated debt securities with no specified maturity date;
•the title and series of such debt securities;
•the aggregate principal amount of such debt securities, and the limit, if any, on the aggregate principal amount of the debt securities of that series that may be issued under the relevant indenture;
•the issue date or dates and the maturity date or dates, if any;
•the rate or rates, at which such debt securities will bear interest or the method by which interest will be determined, and the dates and mechanics of payment of interest, including record dates;
•specific redemption terms;
•whether such debt securities, if dated subordinated debt securities or senior debt securities, are to be issued as discount securities and the terms and conditions of any such discount securities;
•the place or places where any principal, premium or interest in respect of debt securities of the series will be payable;
•whether payments are subject to a condition that we are able to make such payment and remain able to pay our debts as they fall due and our assets continue to exceed our liabilities (other than subordinated liabilities) (a “solvency condition”);
•whether there are any other conditions to which payments with respect to such debt securities are subject;
•provisions, if any, for the discharge and defeasance of such debt securities;
•the form in which such debt securities are to be issued;
•the denominations in which such debt securities will be issuable;
•if other than the principal amount thereof, the portion of the principal amount of debt securities of the series that will be payable upon declaration of acceleration of the payment of such principal pursuant to the relevant indenture;

•the currency in which such debt securities are to be denominated;
•the currency in which payments on such debt securities will be made;
•if payments on debt securities may be made in a currency other than U.S. dollars, or a foreign currency other than the foreign currency in which such debt securities are denominated or stated to be payable, the periods within which and the terms and conditions upon which such election may be made and the time and manner of determining the relevant exchange rate;
•whether any debt securities of the series are to be issued as indexed securities and, if so, the manner in which the principal of (and premium, if any, on) or interest thereon will be determined and the amount payable upon acceleration under the relevant indenture and any other terms in respect thereof;
•any restrictive covenants provided for with respect to such debt securities;
•any other or different events of default;
•provisions, if any, for the exchange, modification or conversion of such debt securities;
•provisions relating to the exercise of the UK bail-in power by the relevant UK resolution authority; and
•any other terms of the series.
Debt securities of any series may be sold at a substantial discount below their stated principal amount, bearing no interest or interest at a rate that at the time of issuance is below market rates, may be redeemable at a premium, or may be otherwise designated by us as issued with original issue discount. We will discuss certain tax considerations that may be relevant to holders of such discount securities, undated or perpetual debt securities and debt securities providing for indexed, contingent or variable payments or payments in a currency other than the currency in which such debt securities are denominated in the prospectus supplement relating to such securities.
Debt securities and any coupons relating to such debt securities will become void unless presented for payment within 10 years with respect to a payment of principal and premium, if any, and five years with respect to a payment of interest. All monies paid by us to a paying agent or the trustee for the payment of principal of (and premium, if any, on) or any interest on any debt security that remain unclaimed at the end of two years after such principal, premium, or interest will have become due and payable will be repaid to us, and the holder of such debt security must look to us for payment thereof.
Form, Settlement and Clearance
General. Unless the relevant prospectus supplement states otherwise, the debt securities will initially be represented by one or more global securities in registered form, without coupons attached, and will be deposited with or on behalf of one or more depositaries, including, without limitation, The Depository Trust Company
(“DTC”), Euroclear Bank SA/NV (“Euroclear”) and/or Clearstream Banking S.A. (“Clearstream Luxembourg”), and
will be registered in the name of such depositary or its nominee. Our obligations, as well as the obligations of the trustee and those of any third parties employed by us or the trustee, run only to persons who are registered as holders of the debt securities. Unless and until the debt securities are exchanged in whole or in part for other securities that we issue or the global securities are exchanged for definitive securities, the global securities may not be transferred except as a whole by the depositary to a nominee or a successor of the depositary.
The debt securities may be accepted for clearance by DTC, Euroclear and Clearstream Luxembourg. Unless the
relevant prospectus supplement states otherwise, the initial distribution of the debt securities will be cleared through
DTC only. In such event, beneficial interests in the global debt securities will be shown on, and transfers thereof will be effected only through, the book-entry records maintained by DTC and its direct and indirect participants, including, as applicable, Euroclear and Clearstream Luxembourg.
The laws of some states may require that certain investors in securities take physical delivery of their securities in definitive form. Those laws may impair the ability of investors to own interests in book-entry securities.

So long as the depositary, or its nominee, is the holder of a global debt security, the depositary or its nominee will be considered the sole holder of such global debt security for all purposes under the relevant indenture. Except as described below under the heading “—Definitive Debt Securities,” no participant, indirect participant or other person will be entitled to have debt securities registered in its name, receive or be entitled to receive physical delivery of debt securities in definitive form or be considered the owner or holder of the debt securities under the relevant indenture. Each person having an ownership or other interest in debt securities must rely on the procedures of the depositary, and, if a person is not a participant in the depositary, must rely on the procedures of the participant or other securities intermediary through which that person owns its interest to exercise any rights and obligations of a holder under the relevant indenture or the debt securities.
DTC has advised us that: DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve
System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds securities that its participants deposit with DTC. DTC also facilitates settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants’
accounts thereby eliminating the need for physical movement of securities certificates. Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. Access to the
DTC system is also available to others such as securities brokers and dealers, banks, trust companies, and clearing corporations that clear through or maintain a custodial relationship with a participant, either directly or indirectly.
Payments on the Global Debt Security. Payments of any amounts in respect of any global debt securities will be made by the paying agent to the depositary. Payments will be made to beneficial owners of debt securities in accordance with the rules and procedures of the depositary or its direct and indirect participants, as applicable.
Neither we nor the trustee nor any of our agents will have any responsibility or liability for any aspect of the records of any securities intermediary in the chain of intermediaries between the depositary and any beneficial owner of an interest in a global debt security, or the failure of the depositary or any intermediary to pass through to any beneficial owner any payments that we make to the depositary.
All such payments will be distributed without deduction or withholding for any UK taxes or other UK governmental charges, or if any such deduction or withholding is required to be made under the provisions of any applicable UK law or regulation, then, except as described under “Additional Amounts,” such additional amounts will be paid as may be necessary in order that the net amounts received by any holder of the global debt security and by the owners of interests in the debt securities, after such deduction or withholding, will equal the net amounts that such holder and owners would have otherwise received in respect of the global debt security or interests in the debt securities, as the case may be, if such deduction or withholding had not been made.
Settlement. Initial settlement for the debt securities and settlement of any secondary market trades in the debt securities will be made in same-day funds. The debt securities will settle in DTC’s Same-Day Funds Settlement
System.
Definitive Debt Securities. Owners of interests in the debt securities will be entitled to receive definitive debt securities in registered form in respect of such interest if: (1) (i) DTC notifies us in writing that it is unwilling to or unable to continue as a depositary for the debt securities of such series or the debt securities, as the case may be, or
(ii) if at any time DTC ceases to be eligible as a “clearing agency” registered under the Exchange Act or we become aware of such ineligibility and, in either case, a successor is not appointed by us within 90 days; or (2) an event of default has occurred and is continuing and the registrar has received a request from DTC; or (3) the applicable prospectus supplement provides otherwise with respect to a particular series.
Unless otherwise indicated in the applicable prospectus supplement, definitive debt securities will be issued in denominations of $1,000 or integral multiples of $1,000 and will be issued in registered form. Such definitive debt securities will be registered in the name or names of such person or persons as the registrar will notify the trustee based on the instructions of DTC.

Payments
Any payments of interest and, in the case of dated subordinated debt securities and senior debt securities, principal and premium (if any), on any particular series of debt securities will be made on such dates and, in the case of payments of interest, at such rate or rates, as are set forth in, or as are determined by the method of calculation described in, the prospectus supplement relating to the debt securities of such series.
Undated Subordinated Debt Securities. We are not required to make payments with respect to any series of undated subordinated debt securities on any payment date specified for such payment in the prospectus supplement relating to the debt securities of such series. Failure to make any such payment on any such payment date will not constitute a default by us for any purpose. Any payment not made by us in respect of any series of undated subordinated debt securities on any applicable payment date, together with any other unpaid payments, will, so long as they remain unpaid, constitute “missed payments” and will accumulate until paid. Missed payments will not bear interest.
Missed payments, if any, may be paid at our option in whole or in part at any time on not less than 14 days’
notice to the trustee, but all missed payments in respect of all undated subordinated debt securities of a particular series at the time outstanding will (subject to any solvency condition) become due and payable in full on whichever is the earliest of:
•the date fixed for any redemption of such undated subordinated debt securities; and
•the commencement of our winding up in England.
If we give notice of our intention to pay the whole or part of the missed payments on the undated subordinated debt securities of any series, we will be obliged, subject to any solvency condition, to do so upon the expiration of such notice. Where missed payments in respect of undated subordinated debt securities of any series are paid in part, each part payment will be deemed to be in respect of the full amount of missed payments accrued relating to the earliest payment date or consecutive payment dates in respect of such undated subordinated debt securities.
If we are unable to make any payment on or with respect to the undated subordinated debt securities of any series because we are not able to satisfy a solvency condition, the amount of any such payment which would otherwise be payable will be available to meet our losses. In the event of our winding up, the right to claim for interest, including missed payments, and any other amount payable on such undated subordinated debt securities may be limited by applicable insolvency law.
Computation of Interest. Except as otherwise specified in the prospectus supplement with respect to the debt securities of any series, any interest on the debt securities of each series, which is not denominated in Euro, will be computed on the basis of a 360-day year of twelve 30-day months. Interest on debt securities of each series denominated in Euro will be computed on the basis of the actual number of days in the calculation period divided by
365 (or, if any portion of that calculation period falls in a leap year, the sum of (a) the actual number of days in that portion of the calculation period falling in a leap year, divided by 366 and (b) the actual number of days in that portion of the calculation period falling in a non-leap year, divided by 365).
Additional Amounts
Senior Debt Securities
Unless the relevant prospectus supplement provides otherwise, all payments made under or with respect to any senior debt securities shall be paid by us without deduction or withholding for, or on account of, any and all present and future taxes, levies, imposts, duties, charges, fees, deductions or withholdings whatsoever imposed, levied, collected, withheld or assessed by or on behalf of the UK or any political subdivision or taxing authority thereof or therein having the power to tax (each, a “Taxing Jurisdiction”), unless required by law. If such deduction or withholding shall at any time be required by the law of the Taxing Jurisdiction, we shall pay such additional amounts (“Additional Amounts”) in respect of any payments of interest only (and not principal) on such senior debt securities as may be necessary so that the net amounts (including Additional Amounts) paid to the holders, after such deduction or withholding, shall be equal to the respective amounts of interest which the holders would have been entitled to receive in respect of such senior debt securities in the absence of such deduction or withholding, provided that the foregoing shall not apply to any such tax, levy, impost, duty, charge, fee, deduction or withholding which:
•would not be payable or due but for the fact that the holder or the beneficial owner of the senior debt security is domiciled in, or is a national or resident of, or engaging in business or maintaining a permanent establishment or being physically present in, the Taxing Jurisdiction, or otherwise has some connection or former connection with the Taxing Jurisdiction other than the holding or ownership of a senior debt security, or the collection of interest payments on, or the enforcement of, any senior debt security;
•would not be payable or due but for the fact that the certificate representing the relevant senior debt securities (i) is presented for payment in the Taxing Jurisdiction or (ii) is presented for payment more than
30 days after the date payment became due or was provided for, whichever is later, except to the extent that the holder would have been entitled to such Additional Amount on presenting the same for payment at the close of such 30-day period;
•would not have been imposed if presentation for payment of the certificate representing the relevant senior debt securities had been made to a paying agent other than the paying agent to which the presentation was made;
•is imposed in respect of a holder that is not the sole beneficial owner of the interest, or a portion of it, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an Additional Amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;
•is imposed because of the failure to comply by the holder or the beneficial owner of any payment on such senior debt securities with our request addressed to the holder or the beneficial owner, including our written request related to a claim for relief under any applicable double tax treaty:
(a)to provide information concerning the nationality, residence, identity or connection with a taxing jurisdiction of the holder or the beneficial owner; or
(b)to make any declaration or other similar claim to satisfy any information or reporting requirement, if the information or declaration is required or imposed by a statute, treaty, regulation, ruling or administrative practice of the Taxing Jurisdiction as a precondition to exemption from withholding or deduction of all or part of the tax, duty, assessment or other governmental charge;
•is imposed in respect of any estate, inheritance, gift, sale, transfer, personal property, wealth or similar tax, duty, assessment or other governmental charge; or
•is imposed in respect of any combination of the above items.
Unless the relevant prospectus supplement provides otherwise, all payments in respect of the senior debt securities will be made subject to any withholding or deduction required pursuant to (i) sections 1471 to 1474 of the
U.S. Internal Revenue Code of 1986, as amended, or any associated regulations or other official guidance; (ii) any treaty, law, regulation or other official guidance enacted in any other jurisdiction, or relating to an intergovernmental agreement between the United States and any other jurisdiction, which (in either case) facilitates the implementation of clause (i); or (iii) any agreement pursuant to the implementation of clauses (i) or (ii) with the U.S. Internal
Revenue Service, the U.S. government or any governmental or taxation authority in any other jurisdiction
(collectively, “FATCA”) and we will not be required to pay any Additional Amounts on account of any such deduction or withholding required pursuant to FATCA.
With respect to any series of senior debt securities, any paying agent shall be entitled to make a deduction or withholding from any payment which it makes under the senior debt securities of such series and the relevant indenture for or on account of (i) any present or future taxes, duties or charges if and to the extent so required by any applicable law and (ii) any deduction or withholding required by FATCA (together, “Applicable Law”). In either case, the paying agent shall make any payment after a deduction or withholding has been made pursuant to
Applicable Law and shall report to the relevant authorities the amount so deducted or withheld. However, such deduction or withholding shall not apply to payments made under the senior debt securities of such series and this prospectus through the relevant clearing systems. In all cases, the paying agent shall have no obligation to gross up any payment made subject to any deduction or withholding pursuant to Applicable Law. In addition, amounts deducted or withheld by the paying agent under this provision shall be treated as paid to the holder of a senior debt security, and we shall not pay Additional Amounts in respect of such deduction or withholding, except to the extent these provisions explicitly provide otherwise.
Dated Subordinated Debt Securities
Unless the relevant prospectus supplement provides otherwise, all payments made under or with respect to any dated subordinated debt securities shall be paid by us without deduction or withholding for, or on account of, any and all present and future taxes, levies, imposts, duties, charges, fees, deductions or withholdings whatsoever imposed, levied, collected, withheld or assessed by or on behalf of the Taxing Jurisdiction, unless required by law. If such deduction or withholding shall at any time be required by the law of the Taxing Jurisdiction, we shall pay such
Additional Amounts in respect of any payments of interest only (and not principal) on such dated subordinated debt securities as may be necessary so that the net amounts (including Additional Amounts) paid to the holders, after such deduction or withholding, shall be equal to the respective amounts of interest which the holders would have been entitled to receive in respect of such dated subordinated debt securities in the absence of such deduction or withholding, provided that the foregoing shall not apply to any such tax, levy, impost, duty, charge, fee, deduction or withholding which:
•would not be payable or due but for the fact that the holder or the beneficial owner of the dated subordinated debt security is domiciled in, or is a national or resident of, or engaging in business or maintaining a permanent establishment or being physically present in, the Taxing Jurisdiction, or otherwise has some connection or former connection with the Taxing Jurisdiction other than the holding or ownership of a dated subordinated debt security, or the collection of interest payments on, or the enforcement of, any dated subordinated debt security;
•would not be payable or due but for the fact that the certificate representing the relevant dated subordinated debt securities (i) is presented for payment in the Taxing Jurisdiction or (ii) is presented for payment more than 30 days after the date payment became due or was provided for, whichever is later, except to the extent that the holder would have been entitled to such Additional Amount on presenting the same for payment at the close of such 30-day period;
•would not have been imposed if presentation for payment of the certificate representing the relevant dated subordinated debt securities had been made to a paying agent other than the paying agent to which the presentation was made;
•is imposed in respect of a holder that is not the sole beneficial owner of the interest, or a portion of it, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an Additional Amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment; is imposed because of the failure to comply by the holder or the beneficial owner of any payment on such dated subordinated debt securities with our request addressed to the holder or the beneficial owner, including our written request related to a claim for relief under any applicable double tax treaty:
(a)to provide information concerning the nationality, residence, identity or connection with a taxing jurisdiction of the holder or the beneficial owner; or
(b)to make any declaration or other similar claim to satisfy any information or reporting requirement,

if the information or declaration is required or imposed by a statute, treaty, regulation, ruling or administrative practice of the Taxing Jurisdiction as a precondition to exemption from withholding or deduction of all or part of the tax, duty, assessment or other governmental charge;
•is imposed in respect of any estate, inheritance, gift, sale, transfer, personal property, wealth or similar tax, duty, assessment or other governmental charge; or
•is imposed in respect of any combination of the above items.
Unless the relevant prospectus supplement provides otherwise, all payments in respect of the dated subordinated debt securities will be made subject to any withholding or deduction required pursuant to FATCA and we will not be required to pay any Additional Amounts on account of any such deduction or withholding required pursuant to
FATCA.
With respect to any series of dated subordinated debt securities, any paying agent shall be entitled to make a deduction or withholding from any payment which it makes under the dated subordinated debt securities of such series and the relevant indenture for or on account of Applicable Law. In either case, the paying agent shall make any payment after a deduction or withholding has been made pursuant to Applicable Law and shall report to the relevant authorities the amount so deducted or withheld. However, such deduction or withholding shall not apply to payments made under the dated subordinated debt securities of such series and this prospectus through the relevant clearing systems. In all cases, the paying agent shall have no obligation to gross up any payment made subject to any deduction or withholding pursuant to Applicable Law. In addition, amounts deducted or withheld by the paying agent under this provision shall be treated as paid to the holder of a dated subordinated debt security, and we shall not pay Additional Amounts in respect of such deduction or withholding, except to the extent these provisions explicitly provide otherwise.
Undated Subordinated Debt Securities
Unless the relevant prospectus supplement provides otherwise, all payments made under or with respect to any undated subordinated debt securities shall be paid by us without deduction or withholding for, or on account of, any and all present and future taxes, levies, imposts, duties, charges, fees, deductions or withholdings whatsoever imposed, levied, collected, withheld or assessed by or on behalf of the Taxing Jurisdiction, unless required by law. If such deduction or withholding shall at any time be required by the law of the Taxing Jurisdiction, we shall pay such
Additional Amounts in respect of any payments of interest and related deferred payments and missed payments, if any, only (and not principal) on such undated subordinated debt securities as may be necessary so that the net amounts (including Additional Amounts) paid to the holders, after such deduction or withholding, shall be equal to the respective amounts of interest and related deferred payments and missed payments, if any, which the holders would have been entitled to receive in respect of such undated subordinated debt securities in the absence of such deduction or withholding, provided that the foregoing shall not apply to any such tax, levy, impost, duty, charge, fee, deduction or withholding which:
•would not be payable or due but for the fact that the holder or the beneficial owner of the undated subordinated debt security is domiciled in, or is a national or resident of, or engaging in business or maintaining a permanent establishment or being physically present in, the Taxing Jurisdiction, or otherwise has some connection or former connection with the Taxing Jurisdiction other than the holding or ownership of an undated subordinated debt security, or the collection of interest payments and related deferred payments and missed payments, if any, on, or the enforcement of, any undated subordinated debt security;
would not be payable or due but for the fact that the certificate representing the relevant undated subordinated debt securities (i) is presented for payment in the Taxing Jurisdiction or (ii) is presented for payment more than 30 days after the date payment became due or was provided for, whichever is later, except to the extent that the holder would have been entitled to such Additional Amount on presenting the same for payment at the close of such 30-day period;
•would not have been imposed if presentation for payment of the certificate representing the relevant undated subordinated debt securities had been made to a paying agent other than the paying agent to which the presentation was made;

•is imposed in respect of a holder that is not the sole beneficial owner of the interest and related deferred payments and missed payments, if any, or a portion of it, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an Additional Amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;
•is imposed because of the failure to comply by the holder or the beneficial owner of any payment on such undated subordinated debt securities with our request addressed to the holder or the beneficial owner, including our written request related to a claim for relief under any applicable double tax treaty:
(a)to provide information concerning the nationality, residence, identity or connection with a taxing jurisdiction of the holder or the beneficial owner; or
(b)to make any declaration or other similar claim to satisfy any information or reporting requirement, if the information or declaration is required or imposed by a statute, treaty, regulation, ruling or administrative practice of the Taxing Jurisdiction as a precondition to exemption from withholding or deduction of all or part of the tax, duty, assessment or other governmental charge;
•is imposed in respect of any estate, inheritance, gift, sale, transfer, personal property, wealth or similar tax, duty, assessment or other governmental charge; or
•is imposed in respect of any combination of the above items.
Unless the relevant prospectus supplement provides otherwise, all payments in respect of the undated subordinated debt securities will be made subject to any withholding or deduction required pursuant to FATCA and we will not be required to pay any Additional Amounts on account of any such deduction or withholding required pursuant to FATCA.
With respect to any series of undated subordinated debt securities, any paying agent shall be entitled to make a deduction or withholding from any payment which it makes under the undated subordinated debt securities of such series and the relevant indenture for or on account of Applicable Law. In either case, the paying agent shall make any payment after a deduction or withholding has been made pursuant to Applicable Law and shall report to the relevant authorities the amount so deducted or withheld. However, such deduction or withholding shall not apply to payments made under the undated subordinated debt securities of such series and this prospectus through the relevant clearing systems. In all cases, the paying agent shall have no obligation to gross up any payment made subject to any deduction or withholding pursuant to Applicable Law. In addition, amounts deducted or withheld by the paying agent under this provision shall be treated as paid to the holder of an undated subordinated debt security, and we shall not pay Additional Amounts in respect of such deduction or withholding, except to the extent these provisions explicitly provide otherwise.
General
We have agreed in each indenture that at least one paying agent for each series of debt securities will be located outside the UK.
Whenever in this prospectus there is mentioned, in any context, the payment of interest, if any, or in the case of undated subordinated debt securities, the related deferred payments and missed payments, if any, on, or in respect of, any debt securities of any series or the net proceeds received on the sale or exchange of any debt security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this prospectus to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the terms of the indenture and the provisions described in this prospectus for any debt securities and as if express mention of the payment of Additional Amounts (if applicable) were made in any provision thereof where such express mention is not made.

Redemption
Any terms of the redemption of any series of debt securities, whether at our option or upon the occurrence of certain circumstances (including, but not limited to, the occurrence of certain tax or regulatory events), will be set forth in the relevant prospectus supplement.
Any redemption of the undated subordinated debt securities may be subject to one or more solvency conditions, as specified in the relevant prospectus supplement.
We and any of our subsidiary undertakings may, in accordance with applicable law, repurchase debt securities for our or their account. Under the provisions of UK CRR, as applied by the UK Prudential Regulation
Authority or any successor entity (the “PRA”) and the Bank of England at the date of this prospectus, any optional tax redemption and any other optional redemption or repurchase may require the prior consent of the
Relevant Regulator or the relevant UK resolution authority, as applicable.
For these purposes:
(a)“Relevant Regulator” means the PRA or any successor entity or other entity primarily responsible for our prudential supervision;
(b)“relevant UK resolution authority” means any authority with the ability to exercise a UK bail-in power;
(c)“UK bail-in power” means the powers under the UK bail-in legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or affiliate of a bank or investment firm, to cancel, write-down, transfer, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability;
(d)“UK bail-in legislation” means Part I of the Banking Act and any other law or regulation applicable in the
UK relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings); and
(e)“UK CRR” means Regulation (EU) No. 575/2013 on prudential requirements for credit institutions and investment firms of the European Parliament and of the Council of 26 June 2013, as amended or supplemented, as it forms part of domestic law in the United Kingdom by virtue of the EUWA.
Optional Redemption in the Event of Change in Tax Treatment
In addition to, and unless otherwise stated in, the redemption provisions set forth in the prospectus supplement relating to the debt securities of a series, the debt securities of any series may be redeemed, in whole but not in part, at our option, on not less than 10 nor more than 60 days’ notice, at any time at a redemption price equal to 100% of the principal amount (or in the case of index-linked debt securities, face amount) thereof (and premium, if any), together with accrued but unpaid interest, if any, in respect of such debt securities, to (but excluding) the date fixed for redemption (or, in the case of discounted securities, the accreted face amount thereof, together with accrued interest, if any, or, in the case of index-linked debt securities, the amount specified in the related prospectus supplement) and any debt securities convertible into preference shares or other securities may, at our option, be converted as a whole, if, at any time, we determine that:
(a)in making payment under such debt securities in respect of principal (or premium, if any), interest or missed payment we have or will or would become obligated to pay additional amounts as provided in the relevant indenture and as described under “Additional Amounts” above provided such obligation results from a change in or amendment to the laws of a Taxing Jurisdiction, or any change in the official application or interpretation of such laws (including a decision of any court or tribunal), or any change in, or in the official application or interpretation of, or execution of, or amendment to, any treaty or treaties affecting taxation to which the UK is a party, which change, amendment or execution becomes effective on or after the date of original issuance of the debt securities of such series; or

(b)the payment of interest in respect of such debt securities has become or will or would be treated as a
“distribution” within the meaning of Section 1000 of the Corporation Tax Act 2010 of the UK (or any
statutory modification or re-enactment thereof for the time being), as a result of any change in or amendment to the laws of the Taxing Jurisdiction, or any change in the official application or interpretation of such laws, including a decision of any court, which change or amendment becomes effective on or after the date of original issuance of the debt securities of such series;
provided, however, that, in the case of (a) above, no notice of redemption will be given earlier than 90 days prior to the earliest date on which we would be obliged to pay such additional amounts were a payment in respect of such debt securities then due.
Modification and Waiver
Modifications of and amendments to the relevant indenture with respect to the debt securities may be made by us and the trustee, without the consent of the holders of the debt securities of such series for certain purposes and otherwise with the consent of the holders of a majority in principal amount (or in the case of index-linked debt securities, face amount) of the debt securities of such series then outstanding; provided, however, that no such modification or amendment may, without the consent of the holder of each outstanding debt security affected thereby:
•change the stated maturity of the principal of, or any installment of interest or additional amounts payable on, any senior debt security or any dated subordinated debt security or change the terms of any undated subordinated debt security to include a stated maturity of the principal or change the payment dates for payment of additional amounts on any undated subordinated debt security;
•reduce the principal amount (or in the case of index-linked debt securities, face amount), including the amount payable on a discount security upon the acceleration of the maturity thereof, or any interest or any related deferred payment, missed payment or the rate of interest on any of the foregoing, on or any premium payable upon redemption of, or additional amounts payable on, any debt security;
•change the manner in which the amount of any principal, premium or interest in respect of index-linked debt securities is determined;
•except as permitted by the relevant indenture, change our obligation to pay additional amounts;
•reduce the amount of the principal of a discount security that would be due and payable upon an acceleration of the maturity of it;
•change the place of payment or currency in which any payment of the principal (and premium, if any), any interest or any missed payment is payable on any debt security, or the rate of interest on any of the foregoing;
•impair the right to institute suit for the enforcement of any payment on or with respect to any debt security;
•reduce the percentage of the aggregate principal amount (or in the case of index-linked debt securities, face amount) of the outstanding debt securities of such series, the consent of whose holders is required for any such modification or amendment, or the consent of the holders of which is required for waiver of compliance with certain provisions of the applicable indenture or waiver of certain defaults, as provided in that indenture;
•change any of the provisions relating to modifications of and amendments to the relevant indenture, waivers of past defaults, or waivers of certain covenants except to increase the relevant percentages or to provide that certain other provisions of the relevant indenture cannot be modified or waived without the consent of all holders of affected debt securities;
•change the terms and conditions of the preference shares or conversion securities into which undated subordinated debt securities may be convertible;

•change any of our obligations to maintain an office or agency in the places and for the purposes required by the relevant indenture;
•change in any manner adverse to the interests of the holders of the debt securities of such series the subordination provisions of any series of debt securities; or
•modify or affect in any manner adverse to the interests of the holders of the debt securities of such series the terms and conditions of our obligations regarding the due and punctual payment of the principal, premium, if any, interest, any missed payment or the rate of interest on any of the foregoing.
The holders of not less than a majority in principal amount (or, in the case of any principal indexed debt securities, face amount) of the outstanding debt securities of a series may, on behalf of all holders of debt securities of that series, waive, insofar as that series is concerned, our compliance with certain restrictive provisions of the indenture before the time for such compliance.
In addition, material variations in the terms and conditions of debt securities of any series, including modifications relating to subordination, redemption and events of default may require the consent of the PRA.
Senior Debt Securities—Defaults and Events of Default
The senior debt securities will be our direct, unsecured obligations and rank pari passu with our other senior unsecured indebtedness, and the senior debt securities of a series will rank equally and ratably without any preference among themselves. Senior indebtedness will not include any indebtedness that is expressed to be subordinated to or pari passu with the subordinated debt securities.
The maturity of the senior debt securities will be subject to acceleration only as specified under “—Defaults and
Events of Default” below.
Defaults and Events of Default. Unless otherwise provided in a prospectus supplement with respect to any series of senior debt securities, it will be an event of default with respect to senior debt securities of a series if:
(a)an order is made by an English court which is not successfully appealed within 30 days after the date such order was made for our winding up other than in connection with a scheme of amalgamation or reconstruction not involving bankruptcy or insolvency; or
(b)an effective resolution is validly adopted by our shareholders for our winding up other than in connection with a scheme of amalgamation or reconstruction not involving bankruptcy or insolvency.
Unless otherwise provided in a prospectus supplement with respect to any series of senior debt securities and subject to the paragraph below relating to circumstances in which a relevant failure will not be a default, it will be a default with respect to senior debt securities of a series if any one of the following events occurs:
(a)failure to pay principal or premium, if any, on any senior debt security of such series at maturity, and such default continues for a period of 30 days; or
(b)failure to pay any interest on any senior debt security of such series when due and payable, which failure continues for 30 days.
If a default occurs, the trustee may institute proceedings in England (but not elsewhere) for our winding-up;
provided that the trustee may not, upon the occurrence of a default, accelerate the maturity of any outstanding senior debt securities of a series, unless an event of default has occurred and is continuing.
Notwithstanding the foregoing, failure to make any payment with respect to any senior debt securities of a series will not be a default with respect to the senior debt securities of such series if such payment is withheld or refused:
(a)in order to comply with any fiscal or other law or regulation or with the order of any court of competent jurisdiction, in each case applicable to such payment; or

(b)in case of doubt as to the validity or applicability of any such law, regulation or order, in accordance with advice given as to such validity or applicability at any time during the said grace period of 30 days by independent legal advisers acceptable to the trustee;
provided, however, that the trustee may, by notice to us, require us to take such action (including but not limited to proceedings for a declaration by a court of competent jurisdiction) as the trustee may be advised in an opinion of counsel, upon which opinion the trustee may conclusively rely, is appropriate and reasonable in the circumstances to resolve such doubt, in which case we will forthwith take and expeditiously proceed with such action and will be bound by any final resolution of the doubt resulting therefrom. If any such resolution determines that the relevant payment can be made without violating any applicable law, regulation or order then the preceding sentence will cease to have effect and the payment will become due and payable on the expiration of the relevant grace period of
30 days after the trustee gives written notice to us informing us of such resolution.
If an event of default occurs and is continuing with respect to a series of senior debt securities, the trustee may or, if requested by the holder or holders of not less than 25% in aggregate principal amount of the outstanding senior debt securities of such series, will declare the principal amount (or such other amount as is specified in the prospectus supplement) together with accrued but unpaid interest (or, in the case of discounted securities, the accreted face amount thereof, together with accrued interest, if any, or, in the case of index-linked debt securities, the amount specified in the related prospectus supplement) with respect to the outstanding senior debt securities of such series to be due and payable immediately, by a notice in writing to us (and to the trustee if given by the holders), and upon any such declaration such principal amount (or specified amount) will become immediately due and payable; provided that after such declaration, but before a judgment or decree for payment of the money due has been obtained by the trustee, the holders of a majority in principal amount of the outstanding senior debt securities of the series, by written notice to us and the trustee, may (under certain circumstances) rescind and annul such declaration.
Under the terms of the relevant indenture and the senior debt securities of a series, the exercise of the UK bail-in power by the relevant UK resolution authority with respect to the senior debt securities of such series will not be stated to be an event of default or a default. As a result, holders will not have the right to request that the trustee declare an acceleration or institute proceedings for our winding up solely due to the exercise of the UK bail-in power by the relevant UK resolution authority.
After the end of each fiscal year, we will furnish to the trustee a certificate of certain officers as to the absence of an event of default under the relevant indenture, as the case may be, specifying any such event of default.
Subordinated Debt Securities—Subordination, Defaults and Events of Default
The subordinated debt securities will be our direct, unsecured obligations, and the subordinated debt securities of a series will rank equally and ratably without any preference among themselves. Our obligations pursuant to the subordinated debt securities will be subordinate in right of payment to claims of our depositors and all our other creditors other than claims which are by their terms, or are expressed to be, subordinated to, or pari passu with, the subordinated debt securities as described below under “ —Subordination; Dated Subordinated Debt Securities” and
“—Subordination; Undated Subordinated Debt Securities.”
The maturity of the dated subordinated debt securities and the payment of principal of the undated subordinated debt securities will be subject to acceleration only in the event of our winding up or if an effective resolution is validly adopted by our shareholders for our winding up. See “ —Defaults and Events of Default” below.
Subordination; Dated Subordinated Debt Securities. The rights of holders of dated subordinated debt securities will, in the event of our winding up, be subordinated in right of payment to claims of our depositors and all our other creditors other than claims which are by their terms, or are expressed to be, subordinated to the dated subordinated debt securities (including the undated subordinated debt securities) or pari passu therewith. The subordination provisions of the dated subordinated indenture, and to which the dated subordinated debt securities will be subject, will be governed by, and construed in accordance with, the laws of England and Wales.

Subordination; Undated Subordinated Debt Securities. The rights of holders of undated subordinated debt securities will, in the event of our winding up, be subordinated in right of payment to claims of our depositors and all our other creditors other than claims which are by their terms, or are expressed to be, subordinated to, or pari passu with, the undated subordinated debt securities. The subordination provisions of the undated subordinated indenture, and to which the undated subordinated debt securities will be subject, will be governed by, and construed in accordance with, the laws of England and Wales. In the event of our winding up, holders of undated subordinated debt securities will be treated in the same way as they would be treated if they were holders of a class of preference shares in our capital having a preferential right to a return of assets in such winding up over the holders of all other classes of shares in our capital for the time being issued and outstanding; they will receive an amount equal to the principal amount of the undated subordinated debt securities of such series then outstanding together with accrued interest, if any, to the extent that a holder of such class of preference shares would receive an equivalent amount.
Defaults and Events of Default. Unless otherwise provided in a prospectus supplement with respect to any series of subordinated debt securities, it will be an event of default with respect to subordinated debt securities of a series if:
(a)an order is made by an English court which is not successfully appealed within 30 days after the date such order was made for our winding up other than in connection with a scheme of amalgamation or reconstruction not involving bankruptcy or insolvency; or
(b)an effective resolution is validly adopted by our shareholders for our winding up other than in connection with a scheme of amalgamation or reconstruction not involving bankruptcy or insolvency.
Unless otherwise provided in a prospectus supplement with respect to any series of dated subordinated debt securities and subject to the paragraph below relating to circumstances in which a relevant failure will not be a default, it will be a default with respect to dated subordinated debt securities of a series if any one of the following events occurs:
(a)failure to pay principal or premium, if any, on the dated subordinated debt securities of such series at maturity, and such default continues for a period of 30 days; or
(b)failure to pay any interest on the dated subordinated debt securities of such series when due and payable, which failure continues for 30 days.
Unless otherwise provided in a prospectus supplement with respect to any series of undated subordinated debt securities and subject to the paragraph below relating to circumstances in which a relevant failure will not be a default, it will be a default with respect to undated subordinated debt securities of a series if:
(a)any missed payment is not paid on or prior to any date on which a dividend is paid on any class of our share capital and such failure continues for 30 days; or
(b)all or any part of the principal of (or premium, if any, on), or any accrued but unpaid interest and any missed payments on the date fixed for redemption of, such undated subordinated debt securities is not paid when due and such failure continues for 30 days.
If a default occurs, the trustee may institute proceedings in England (but not elsewhere) for our winding up provided that the trustee may not, upon the occurrence of a default on the subordinated debt securities, accelerate the maturity of any of the dated subordinated debt securities of the relevant series then outstanding or declare the principal of (or premium, if any, on) and any accrued but unpaid interest or missed payments of the undated subordinated debt securities of the relevant series then outstanding immediately due and payable, unless an event of default has occurred and is continuing. For the purposes of determining whether or not an event of default has occurred on the undated subordinated debt securities, a payment will not be deemed to be due on any date on which any solvency condition is not satisfied. However, if we fail to make the payments specified in (a) and (b) above, and at such time any solvency condition is not satisfied, the trustee may, upon the occurrence of a default, institute proceedings in England (but not elsewhere) for our winding up.

Notwithstanding the foregoing, failure to make any payment in respect of a series of subordinated debt securities will not be a default in respect of the subordinated debt securities of such series if such payment is withheld or refused:
(a)in order to comply with any fiscal or other law or regulation or with the order of any court of competent jurisdiction, in each case applicable to such payment; or
(b)in case of doubt as to the validity or applicability of any such law, regulation or order, in accordance with advice given as to such validity or applicability at any time during the said grace period of 30 days, by independent legal advisers acceptable to the trustee;
provided, however, that the trustee may, by notice to us, require us to take such action (including but not limited to proceedings for a declaration by a court of competent jurisdiction) as the trustee may be advised in an opinion of counsel, upon which opinion the trustee may conclusively rely, is appropriate and reasonable in the circumstances to resolve such doubt, in which case we will forthwith take and expeditiously proceed with such action and will be bound by any final resolution of the doubt resulting therefrom. If any such resolution determines that the relevant payment can be made without violating any applicable law, regulation or order then the preceding sentence will cease to have effect and the payment will become due and payable on the expiration of the relevant grace period of 30 days, after the trustee gives written notice to us informing us of such resolution.
If an event of default occurs and is continuing with respect to a series of subordinated debt securities, the trustee may or, if requested by the holder or holders of not less than 25% in aggregate principal amount of the outstanding subordinated debt securities of such series, will declare the principal amount (or such other amount as is specified in the prospectus supplement) together with accrued but unpaid payments with respect to the outstanding subordinated debt securities of such series to be due and payable immediately, by a notice in writing to us (and to the trustee if given by the holders), and upon any such declaration such principal amount (or specified amount) will become immediately due and payable; provided that after such declaration, but before a judgment or decree for payment of the money due has been obtained by the trustee, the holders of a majority in principal amount of the outstanding subordinated debt securities of the series, by written notice to us and the trustee, may (under certain circumstances)
rescind and annul such declaration.
Under the terms of the relevant indenture and the subordinated debt securities of a series, the exercise of the UK bail-in power by the relevant UK resolution authority with respect to the subordinated debt securities of such series will not be stated to be an event of default or a default. As a result, holders will not have the right to request that the trustee declare an acceleration or institute proceedings for our winding up solely due to the exercise of the UK bail-
in power by the relevant UK resolution authority.
After the end of each fiscal year, we will furnish to the trustee a certificate of certain officers as to the absence of an event of default or a default under the relevant indenture, as the case may be, specifying any such event of default or default.
No Right of Set-Off by Holders
Subject to applicable law and unless the applicable prospectus supplement provides otherwise, holders of debt securities, by their acceptance thereof, and the trustee, in respect of any claims of such holders to payment of any principal, premium or interest in respect of any debt securities, will be deemed to have waived any right of set-off or counterclaim that they might otherwise have. Notwithstanding the preceding sentence, if any of the rights and claims of any holder of debt securities are discharged by set-off, such holder will immediately pay an amount equal to the amount of such discharge to us or, if applicable, the liquidator or trustee or receiver in our bankruptcy and, until such time as payment is made, will hold a sum equal to such amount in trust for us or, if applicable, the liquidator or trustee or receiver in our bankruptcy. Accordingly, such discharge will be deemed not to have taken place. The waiver of set-off provisions of the debt securities will be governed by, and construed in accordance with, the laws of
England and Wales.

Waiver of Events of Default and Defaults
The holders of not less than a majority in aggregate principal amount (or, in the case of any principal indexed debt securities, face amount) of the outstanding debt securities of a series may, on behalf of all holders of debt securities of that series, waive any past event of default or default under the applicable indenture with respect to debt securities of that series, except a default in the payment of any principal of (or premium, if any, on) or any installment of interest or missed payment on any debt securities of that series and except a default in respect of a covenant or provision, the modification or amendment of which would require the consent of the holder of each outstanding debt security affected by it. Upon any such waiver, such event of default or default will cease to exist, and any event of default or default with respect to any series arising therefrom will be deemed to have been cured and not to have occurred; provided that no such waiver will extend to any subsequent or other event of default or default or impair any right consequent thereon.
Limitation on Remedies and Suits
No remedy against us other than as specifically provided by the relevant indenture will be available to the trustee or the holders of debt securities whether for the recovery of amounts owing in respect of such debt securities or under the relevant indenture or in respect of any breach by us of any obligation, condition or provision under the relevant indenture or such debt securities or otherwise.
No holder of debt securities will be entitled to proceed directly against us, except as described below.
Before a holder of any debt securities may bypass the trustee and bring its own lawsuit or other formal legal action or take other steps to enforce its rights or protect its interests relating to any debt securities, the following must occur:
•The holder must give the trustee written notice that a default or an event of default has occurred and remains uncured.
•The holders of not less than a majority in outstanding principal amount (or, in the case of an index- linked debt security, the face amount) of the debt securities of the relevant series must make a written request that the trustee take action because of the event of default, and the holder must offer indemnity satisfactory to the trustee against the cost and other liabilities of taking that action.
•The trustee must not have taken action for 60 days after receipt of the above notice and offer of security or indemnity, and the trustee must not have received an inconsistent direction from the majority in principal amount (or, in the case of an index-linked debt security, the face amount) of all outstanding debt securities of the relevant series during that period.
Notwithstanding any other provision of the indentures or debt securities, the right of any holder of debt securities to receive payment of the principal of (and premium, if any, on), or interest or missed payments on, such debt securities on or after the due dates thereof and to institute suit for the enforcement of any such payment on or after such respective dates, will not be impaired or affected without the consent of such holder.
Consolidation, Merger and Sale of Assets
We may, without the consent of the holders of any of the debt securities, consolidate or amalgamate with, or merge into, any corporation, or convey, sell, transfer or lease our properties and assets substantially as an entirety to any person, provided that:
•any successor corporation expressly assumes our obligations under the debt securities and the relevant indenture and, if applicable, the provision for payment of additional amounts for withholding taxes are amended to include the jurisdiction of incorporation of the successor corporation;
•immediately after giving effect to the transaction and treating any indebtedness that becomes our obligation, as a result of such transaction as having been incurred by us at the time of the transaction, no event of default or default, and no event that, after notice or lapse of time, or both, would become an event of default or a default, will have occurred and be continuing; and
•certain other conditions are satisfied.
Assumption of Obligations
Subject to applicable law and regulation (including, if and to the extent required by, in relation to the senior debt securities, the Loss Absorption Regulations or, in relation to the subordinated debt securities, the Applicable Rules at such time, obtaining any required permission of the Relevant Regulator or the relevant UK resolution authority (as applicable)), with respect to a series of debt securities, a holding company of us or any of our subsidiary undertakings may assume our obligations (or those of any corporation which will have previously assumed our obligations); provided, that:
•the successor entity expressly assumes such obligations by an amendment to the relevant indenture, in a form satisfactory to the trustee, and we will, by an amendment to the relevant indenture, unconditionally guarantee all of such successor entity’s obligations under the debt securities of such series and the relevant indenture, as so modified by such amendment (provided, however, that, for the purposes of our obligation to pay additional amounts as provided, and subject to the limitations as set forth, in the relevant indenture and as described under the section headed “Additional Amounts” above, references to such successor entity’s country of organization will be added to the references to the UK);
•the successor entity confirms in such amendment to the relevant indenture that the successor entity will pay to the holders such additional amounts as provided by, and subject to the limitations set forth in, the relevant indenture and as described under the section headed “Additional Amounts” above (provided, however, that for these purposes such successor entity’s country of organization will be substituted for the references to the UK); and
•immediately after giving effect to such assumption of obligations, no event of default or default and no event which, after notice or lapse of time or both, would become an event of default or default with respect to debt securities of such series will have occurred and be continuing.
Upon any such assumption, the successor entity will succeed to, and be substituted for, and may exercise all of our rights and powers under the relevant indenture with respect to the debt securities of such series with the same effect as if the successor entity had been named under the relevant indenture.
For these purposes:
(a)“Applicable Rules” means, at any time, the laws, regulations, requirements, guidelines and policies relating to capital adequacy (including, without limitation, as to leverage) then in effect in the United Kingdom including, without limitation to the generality of the foregoing, the UK CRR, the UK Banking Act 2009, as amended (the “Banking Act”) and any regulations, requirements, guidelines and policies relating to capital adequacy adopted by the Relevant Regulator from time to time (whether or not such requirements, guidelines or policies are applied generally or specifically to us or to us and any of our holding or subsidiary company or any subsidiary of any such holding company), in each case as amended, supplemented or replaced from time to time; and
(b)“Loss Absorption Regulations” means, at any time, the laws, regulations, requirements, guidelines, rules, standards and policies from time to time relating to minimum requirements for own funds and eligible liabilities and/or loss absorbing capacity instruments in effect in the United Kingdom and applicable to us from time to time, including, without limitation to the generality of the foregoing, the Banking Act and UK
CRR (whether or not such requirements, guidelines or policies are applied generally or specifically to us or to us and any of our holding or subsidiary companies or any subsidiary of any such holding company) in each case as amended, supplemented or replaced from time to time.

Defeasance and Discharge
If so specified in the applicable prospectus supplement with respect to debt securities of a series that are payable only in U.S. dollars, we will be discharged from any and all obligations in respect of the debt securities of such series (with certain exceptions) if, at any time, inter alia, either
•all debt securities of such series theretofore authenticated and delivered have been delivered to the trustee for cancellation; or
•all debt securities of such series not theretofore delivered to the trustee for cancellation either (i) have become due and payable, (ii) will become due and payable in accordance with their terms within one year or (iii) are to be called for redemption, exchange or conversion within one year under arrangements satisfactory to the trustee for the giving of notice of redemption, and in each case, we have irrevocably deposited or caused to be deposited with the trustee as trust funds in trust for the purpose (x) U.S. dollars in an amount, (y) U.S. government obligations that through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than the due date of any payment in an amount or (z) any combination of (x) and (y) in an amount sufficient to pay and discharge the entire principal (and premium, if any) and interest on the debt securities of such series in accordance with the terms of such debt securities of such series.
Any discharge will be subject to the consent of the PRA, if required.
If so specified in the applicable prospectus supplement with respect to dated subordinated securities or senior debt securities of a series that are payable only in U.S. dollars at our option, (i) we will be discharged from any obligations with respect to the dated subordinated securities or the senior debt securities of any series, as applicable, or (ii) we will cease to comply with the obligation to furnish to the trustee upon its request compliance certificates or opinions of counsel (“covenant defeasance”) (and any other restrictive covenant added in the prospectus supplement for the benefit of such series) if:
•we irrevocably deposit, in trust with the trustee, (a) cash in U.S. dollars in an amount, (b) U.S. government obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide cash in U.S. dollars not later than the due date of any payment, in an amount, or (c) any combination of (a) and (b), sufficient in the opinion (with respect to (b) and (c)) of an internationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the trustee to pay all the principal of (and premium, if any) and interest on, the dated subordinated debt securities or senior debt securities of such series, as applicable, in accordance with the terms of such dated subordinated debt securities or senior debt securities of such series, as applicable;
•no event of default or default or no event (including such deposit) which, after notice or lapse of time or both, would become an event of default or a default with respect to the dated subordinated debt securities or senior debt securities of such series, as applicable, will have occurred and be continuing on the date of such deposit;
•we deliver to the trustee an officer’s certificate stating that all conditions precedent relating to such covenant defeasance have been complied with; and
•certain other conditions are complied with.
Any covenant defeasance will be subject to the consent of the PRA, if required.
Conversion
The prospectus supplement relating to a particular series of debt securities may provide for the exchange or conversion of such debt securities.
Except as otherwise specified in the prospectus supplement relating to a particular series of undated subordinated debt securities, we will have the option to convert, in whole but not in part, the undated subordinated debt securities of any series into preference shares on any payment date. The related prospectus supplement will describe the other terms and conditions of the conversion provisions.
Trustee’s Duties
Except during the continuance of an event of default or a default, the trustee will only be liable for performing those duties specifically set forth in the relevant indenture. In the event an event of default or default has occurred and is continuing, the trustee will exercise such of the rights and powers vested in it by the relevant indenture and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.
If an event of default or default occurs and is continuing with respect to the debt securities of a series, the trustee will be under no obligation to exercise any of the rights or powers vested in it by the relevant indenture at the request or direction of any of the holders of debt securities of such series, unless such holders have offered to the trustee reasonable security or indemnity satisfactory to the trustee against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction. Subject to such provisions for the indemnification of the trustee, the holders of a majority in aggregate principal amount (or, in the case of an index-linked debt security, the face amount) of the outstanding debt securities of a series will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee with respect to the debt securities of such series. However, (i) this direction must not be in conflict with any rule of law or the relevant indenture and (ii) the trustee will have the right to decline to follow any such direction if the trustee in good faith, by a responsible officer of the trustee, determines that the proceeding so directed would be unjustly prejudicial to the holders of debt securities of such series not joining in any such direction. The trustee also may take any other action it deems proper, which is not inconsistent with such direction.
The trustee will, within 90 days after the occurrence of an event of default or default with respect to the debt securities of a series, give to the holders of the affected debt securities of such series notice of such event of default or default, unless such event of default or default has been cured or waived. However, the trustee will be protected in withholding such notice so long as the board of directors, the executive committee or a trust committee of directors and/or responsible officers of the trustee reasonably determines that the withholding of such notice is in the interest of the holders of debt securities of such series.
By its acquisition of the debt securities, each holder (which, for these purposes, includes each beneficial owner), to the extent permitted by the Trust Indenture Act 1939, as amended (the “Trust Indenture Act”), will waive any and all claims, in law and/or in equity, against the trustee for, agree not to initiate a suit against the trustee in respect of, and agree that the trustee will not be liable for, any action that the trustee takes, or abstains from taking, in either case in accordance with the exercise of (i) the UK bail-in power by the relevant UK resolution authority with respect to the debt securities or (ii) the limited remedies available under the relevant indenture for a non-payment of principal and/or interest on the debt securities.
Following the exercise of a UK bail-in power by the relevant UK resolution authority (as defined below), the trustee’s duties will be different from those set forth herein and will be fully detailed in the relevant prospectus supplement.
Agreement with Respect to the Exercise of UK Bail-in Power
The debt securities will be subject to the exercise of the UK bail-in power by the relevant UK resolution authority as set forth in the applicable prospectus supplement. In particular, by its acquisition of the debt securities, each holder (which, for these purposes, includes each beneficial owner) will acknowledge, accept, consent and agree, notwithstanding any other term of the debt securities or the relevant indenture or any other agreements, arrangements, or understandings between us and any holder, to be bound by (a) the effect of the exercise of any UK bail-in power by the relevant UK resolution authority in relation to any debt securities that (without limitation) may include and result in any of the following, or some combination thereof: (i) the reduction of all, or a portion, of the
Amounts Due; (ii) the conversion of all, or a portion, of the Amounts Due into our or another person’s ordinary shares, other securities or other obligations (and the issue to, or conferral on, the holder of such ordinary shares, other securities or other obligations), including by means of an amendment, modification or variation of the terms of the debt securities or the relevant indenture; (iii) the cancellation of the debt securities; and/or (iv) the amendment or alteration of, in the case of the senior debt securities or the dated subordinated debt securities, the maturity date, or in the case of the undated subordinated debt securities, the redemption date, or amendment of the amount of interest or missed payments payable on the debt securities, or the interest payment dates, including by suspending payment for a temporary period; and (b) the variation of the terms of the debt securities or the relevant indenture, if necessary, to give effect to the exercise of any UK bail-in power by the relevant UK resolution authority.
No repayment or payment of Amounts Due will become due and payable or be paid after the exercise of any
UK bail-in power by the relevant UK resolution authority if and to the extent such amounts have been reduced, converted, cancelled, amended or altered as a result of such exercise. Moreover, each holder (which, for these purposes, includes each beneficial owner) will consent to the exercise of any UK bail-in power as it may be imposed without any prior notice by the relevant UK resolution authority of its decision to exercise such power with respect to the debt securities.
For these purposes, “Amounts Due” are the principal amount of, and any accrued and unpaid interest or missed payments including any Additional Amounts, on, the debt securities. References to such amounts will include amounts that have become due and payable, but which have not been paid, prior to the exercise of any UK bail-in power by the relevant UK resolution authority.
The Banking Act specifies the order in which the bail-in tool should be applied, reflecting the hierarchy of capital instruments under the UK capital framework and otherwise respecting the hierarchy of claims in an ordinary insolvency.
Governing Law
Except as stated above, each indenture and the debt securities of each series will be governed by, and construed in accordance with, the laws of the State of New York. See “Subordinated Debt Securities— Subordination,
Defaults and Events of Default” and “No Right of Set-Off by Holders.”
Jurisdiction; Consent to Service
We have consented to the jurisdiction of any state or federal court in the City of New York with respect to any suit or proceeding arising out of, or relating to, the indentures or the debt securities of any series and have appointed
HSBC Bank USA, National Association, as agent for service of process.

DESCRIPTION OF CONTINGENT CAPITAL SECURITIES
Contingent capital securities offered through this prospectus will be issued under a contingent capital securities indenture among HSBC Holdings, as issuer, The Bank of New York Mellon, as trustee and HSBC Bank USA,
National Association, as paying agent and registrar, as heretofore supplemented and amended. The following summary of certain provisions of the contingent capital securities and the contingent capital securities indenture and any such summary in any prospectus supplement do not purport to be complete and are subject to, and are qualified by reference to, all the provisions of the contingent capital securities and the contingent capital securities indenture.
Defined terms used in this section but not otherwise defined in this prospectus have the meanings assigned to them in the contingent capital securities indenture.
General
The contingent capital securities indenture does not limit the amount of contingent capital securities that we may issue under it and provides that we may issue contingent capital securities from time to time in one or more series.
The contingent capital securities will be our direct, unsecured and subordinated obligations. The contingent capital securities of each series will rank pari passu among themselves, without any preference one over the other by reason of the date they were issued or otherwise. The relevant prospectus supplement will set forth the nature of the subordinated ranking of each series of contingent capital securities relative to the debt and equity issued by us, including to what extent the contingent capital securities may rank junior in right of payment to our other obligations or in any other manner.
Please refer to the prospectus supplement relating to the particular series of contingent capital securities offered through this prospectus for the following terms, where applicable, of such contingent capital securities:
•the issue date;
•the maturity date, if any;
•the specific designation and aggregate principal amount of the contingent capital securities;
•any limit on the aggregate principal amount of the contingent capital securities that may be authenticated or delivered;
•if the amounts of payments of principal of (and premium, if any) or interest, if any, on the contingent capital securities may be determined with reference to an index or are otherwise not fixed on the issue date thereof, the manner in which such amounts will be determined and the calculation agent, if any, who will be appointed and authorized to calculate such amounts;
•under what conditions, if any, another issuer may be substituted for HSBC Holdings as the issuer of the contingent capital securities;
•whether the contingent capital securities are intended to qualify as capital for capital adequacy purposes;
•the ranking of the contingent capital securities relative to our issued debt and equity, including to what extent they may rank junior in right of payment to our other obligations or in any other manner;
•the prices at which we will issue the contingent capital securities;
•if interest is payable, the interest rate or rates, or how to calculate the interest rate or rates, and under what circumstances interest is payable;
•provisions, if any, for the cancellation of any interest payment at our discretion or under other circumstances;

•limitations, if any, on our ability to pay principal or interest in respect of the contingent capital securities, including situations whereby we may be prohibited from making such payments;
•whether any premium, upon redemption or otherwise, will be payable by us;
•whether the contingent capital securities are to be issued as discount securities and the terms and conditions of any such discount securities;
•provisions, if any, for the discharge and defeasance of the contingent capital securities;
•the obligation, if any, to redeem or purchase contingent capital securities pursuant to any sinking fund or analogous provisions or at the option of the holders of such contingent capital securities, and the period or periods within which, the price or prices at which, and the terms and conditions upon which such contingent capital securities will be redeemed or purchased, in whole or in part, pursuant to such obligation;
•any condition applicable to payment of any principal, premium or interest on contingent capital securities;
•the dates and places at which any payments are payable;
•the places where notices and demands to or upon us in respect of the contingent capital securities may be served and notice to holders may be published;
•the terms of any mandatory or optional redemption and related notices;
•any terms on which the contingent capital securities may or will be converted at our option or otherwise into ordinary shares or other securities of HSBC Holdings (“Conversion Securities”), and, if so, the nature and terms of the Conversion Securities into which such contingent capital securities are convertible and any additional or other provisions relating to such conversion, including any triggering event that may give rise to such conversion (which may include, but will not be limited to, certain regulatory capital events) and the terms upon which such conversion should occur;
•whether we may conduct an offer of Conversion Securities after any conversion of the contingent capital securities in order to deliver cash proceeds to holders of contingent capital securities in lieu of the
Conversion Securities and the terms upon which any such offer should occur;
•any terms relating to the adjustment of the Conversion Securities into which the contingent capital securities may be converted;
•any terms on which the principal amount of the contingent capital securities may or will be written-down, in whole or in part, at our option or otherwise and the effect, if any, of such write-down on interest payable on such contingent capital securities;
•the terms of any repurchase of the contingent capital securities;
•the denominations in which the contingent capital securities will be issued, which may be an integral multiple of either $1,000 or any other specified amount;
•the amount, or how to calculate the amount, that we will pay to the holder of contingent capital securities, if the contingent capital securities are redeemed before their stated maturity, if any, or accelerated, or for which the trustee will be entitled to file and prove a claim to the extent so permitted;
•whether and how the contingent capital securities may or must be converted into any other type of securities, or their cash value, or a combination of these;
•the currency or currencies in which the contingent capital securities are denominated, and in which we make any payments;

•whether we will issue the contingent capital securities wholly or partially as one or more global contingent capital securities;
•what conditions must be satisfied before we will issue the contingent capital securities in definitive form
(“definitive contingent capital securities”);
•any reference asset we will use to determine the amount of any payments on the contingent capital securities;
•any other or different contingent capital events of default (as defined under “Contingent Capital Events of
Default”), other categories of default or covenants applicable to any of the contingent capital securities, and the relevant terms if they are different from the terms in the applicable contingent capital securities indenture;
•any restrictions applicable to the offer, sale and delivery of the contingent capital securities;
•whether we will pay contingent capital additional amounts (as defined under “Additional Amounts”) on the contingent capital securities;
•the record date for any payment of principal, interest or premium;
•any listing of the contingent capital securities on a securities exchange;
•whether holders of the contingent capital securities may exercise, claim or plead any right of set-off, compensation or retention in respect of any amount owed to them by us arising under, or in connection with, the contingent capital securities;
•the names and duties of any co-trustees, depositaries, authenticating agents, paying agents, transfer agents or registrars of any series;
•what we believe are any additional material U.S. federal and UK tax considerations;
•provisions relating to the exercise of the UK bail-in power by the relevant UK resolution authority; and
•any other or different terms of the contingent capital securities.
Form, Settlement and Clearance
General. Unless the relevant prospectus supplement states otherwise, the contingent capital securities initially will be represented by one or more global securities in registered form, without coupons attached, and will be deposited with or on behalf of one or more depositaries, including, without limitation, DTC, Euroclear and/or
Clearstream Luxembourg, and will be registered in the name of such depositary or its nominee. Our obligations, as well as the obligations of the trustee and those of any third parties employed by us or the trustee, run only to persons who are registered as holders of the contingent capital securities. Unless and until the contingent capital securities are exchanged in whole or in part for other securities that we issue or the global securities are exchanged for definitive contingent capital securities (see “—Definitive Contingent Capital Securities”), the global contingent capital securities may not be transferred except as a whole by the depositary to a nominee or a successor of the depositary.
The contingent capital securities may be accepted for clearance by DTC, Euroclear and Clearstream
Luxembourg. Unless the relevant prospectus supplement states otherwise, the initial distribution of the contingent capital securities will be cleared through DTC only. In such event, beneficial interests in the global contingent capital securities will be shown on, and transfers thereof will be effected only through, the book-entry records maintained by DTC and its direct and indirect participants, including, as applicable, Euroclear and Clearstream
Luxembourg.
The laws of some states may require that certain investors in securities take physical delivery of their securities in definitive form. Those laws may impair the ability of investors to own interests in book-entry securities.

So long as the depositary, or its nominee, is the holder of a global contingent capital security, the depositary or its nominee will be considered the sole holder of such global contingent capital security for all purposes under the contingent capital securities indenture. Except as described below under the heading “—Definitive Contingent
Capital Securities,” no participant, indirect participant or other person will be entitled to have contingent capital securities registered in its name, receive or be entitled to receive physical delivery of contingent capital securities in definitive form or be considered the owner or holder of the contingent capital securities under the contingent capital securities indenture. Each person having an ownership or other interest in contingent capital securities must rely on the procedures of the depositary, and, if a person is not a participant in the depositary, must rely on the procedures of the participant or other securities intermediary through which that person owns its interest to exercise any rights and obligations of a holder under the contingent capital securities indenture or the contingent capital securities.
DTC has advised us that: DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve
System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds securities that its participants deposit with DTC. DTC also facilitates settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants’
accounts thereby eliminating the need for physical movement of securities certificates. Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. Access to the
DTC system is also available to others such as securities brokers and dealers, banks, trust companies, and clearing corporations that clear through or maintain a custodial relationship with a participant, either directly or indirectly.
Payments on the Global Contingent Capital Security. Payments of any amounts in respect of any global contingent capital securities will be made by the paying agent to the depositary. Payments will be made to beneficial owners of contingent capital securities in accordance with the rules and procedures of the depositary or its direct and indirect participants, as applicable. Neither we nor the trustee nor any of our agents will have any responsibility or liability for any aspect of the records of any securities intermediary in the chain of intermediaries between the depositary and any beneficial owner of an interest in a global contingent capital security, or the failure of the depositary or any intermediary to pass through to any beneficial owner any payments that we make to the depositary.
All such payments will be distributed without deduction or withholding for any UK taxes or other UK governmental charges, or if any such deduction or withholding is required to be made under the provisions of any applicable UK law or regulation, then, except as described under “Additional Amounts,” such additional amounts will be paid as may be necessary in order that the net amounts received by any holder of the global contingent capital security and by the owners of interests in the contingent capital securities, after such deduction or withholding, will equal the net amounts that such holder and owners would have otherwise received in respect of the global contingent capital security or interests in the contingent capital securities, as the case may be, if such deduction or withholding had not been made.
Settlement. Initial settlement for the contingent capital securities and settlement of any secondary market trades in the contingent capital securities will be made in same-day funds. The contingent capital securities will settle in
DTC’s Same-Day Funds Settlement System.
Definitive Contingent Capital Securities. Owners of interests in the contingent capital securities will not be entitled to receive definitive contingent capital securities in registered form in respect of such interest unless: (1) (i)
DTC notifies us in writing that it is unwilling to or unable to continue as a depositary for the contingent capital securities of such series or the contingent capital securities, as the case may be, or (ii) if at any time DTC ceases to be eligible as a “clearing agency” registered under the Exchange Act or we become aware of such ineligibility and, in either case, a successor is not appointed by us within 90 days, (2) a contingent capital event of default has occurred and is continuing and the registrar has received a request from DTC, (3) we, at our option and sole discretion, determine that a global contingent capital security should be exchanged for definitive contingent capital securities or (4) the applicable prospectus supplement provides otherwise with respect to a particular series.

Unless otherwise indicated in the applicable prospectus supplement, definitive contingent capital securities will be issued in denominations of $1,000 or integral multiples of $1,000 and will be issued in registered form. Such definitive contingent capital securities will be registered in the name or names of such person or persons as the registrar will notify the trustee based on the instructions of DTC.
Payments
Payments of interest, principal and premium (if any), on any particular series of contingent capital securities will be made on such dates (if any) and, in the case of payments of interest, at such rate or rates, as are set forth in, or as are determined by the method of calculation described in, the prospectus supplement relating to the contingent capital securities of such series.
Additional Amounts
Unless the relevant prospectus supplement provides otherwise, all payments made under or with respect to the contingent capital securities shall be paid by us without deduction or withholding for, or on account of, any and all present and future taxes, levies, imposts, duties, charges, fees, deductions or withholdings whatsoever imposed, levied, collected, withheld or assessed by or on behalf of a Taxing Jurisdiction, unless required by law.
If such deduction or withholding shall at any time be required by the law of the Taxing Jurisdiction, we shall pay such Additional Amounts in respect of any payments of interest only (and not principal) on such contingent capital securities as may be necessary so that the net amounts (including Additional Amounts) paid to the holders, after such deduction or withholding, shall be equal to the respective amounts of interest which the holders would have been entitled to receive in respect of such contingent capital securities in the absence of such deduction or withholding, provided that the foregoing shall not apply to any such tax, levy, impost, duty, charge, fee, deduction or withholding which:
•would not be payable or due but for the fact that the holder or the beneficial owner of the contingent capital security is domiciled in, or is a national or resident of, or engaging in business or maintaining a permanent establishment or being physically present in, the Taxing Jurisdiction, or otherwise has some connection or former connection with the Taxing Jurisdiction other than the holding or ownership of a contingent capital security, or the collection of interest payments on, or the enforcement of, any contingent capital security;
•would not be payable or due but for the fact that the certificate representing the relevant contingent capital securities (i) is presented for payment in the Taxing Jurisdiction or (ii) is presented for payment more than
30 days after the date payment became due or was provided for, whichever is later, except to the extent that the holder would have been entitled to such Additional Amount on presenting the same for payment at the close of such 30-day period;
•would not have been imposed if presentation for payment of the certificate representing the relevant contingent capital securities had been made to a paying agent other than the paying agent to which the presentation was made;
•is imposed in respect of a holder that is not the sole beneficial owner of the interest, or a portion of it, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an Additional Amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;
•is imposed because of the failure to comply by the holder or the beneficial owner of any payment on such contingent capital securities with our request addressed to the holder or the beneficial owner, including our written request related to a claim for relief under any applicable double tax treaty:
(a)to provide information concerning the nationality, residence, identity or connection with a taxing jurisdiction of the holder or the beneficial owner; or
(b)to make any declaration or other similar claim to satisfy any information or reporting requirement,

if the information or declaration is required or imposed by a statute, treaty, regulation, ruling or administrative practice of the Taxing Jurisdiction as a precondition to exemption from withholding or deduction of all or part of the tax, duty, assessment or other governmental charge;
•is imposed in respect of any estate, inheritance, gift, sale, transfer, personal property, wealth or similar tax, duty, assessment or other governmental charge; or
•is imposed in respect of any combination of the above items.
We have agreed in the contingent capital securities indenture that at least one paying agent for the contingent capital securities will be located outside the UK.
Unless the relevant prospectus supplement provides otherwise, all payments in respect of the contingent capital securities will be made subject to any withholding or deduction required pursuant to FATCA and we will not be required to pay any Additional Amounts on account of any such deduction or withholding required pursuant to
FATCA.
With respect to any series of contingent capital securities, any paying agent shall be entitled to make a deduction or withholding from any payment which it makes under the contingent capital securities of such series and the relevant indenture for or on account of Applicable Law. In either case, the paying agent shall make any payment after a deduction or withholding has been made pursuant to Applicable Law and shall report to the relevant authorities the amount so deducted or withheld. However, such deduction or withholding shall not apply to payments made under the contingent capital securities of such series and this prospectus through the relevant clearing systems. In all cases, the paying agent shall have no obligation to gross up any payment made subject to any deduction or withholding pursuant to Applicable Law. In addition, amounts deducted or withheld by the paying agent under this provision shall be treated as paid to the holder of a contingent capital security, and we shall not pay
Additional Amounts in respect of such deduction or withholding, except to the extent these provisions explicitly provide otherwise.
Whenever in this prospectus there is mentioned, in any context, the payment of interest, if any, on, or in respect of, any contingent capital securities of any series or the net proceeds received on the sale or exchange of any contingent capital security of any series, such mention shall be deemed to include mention of the payment of
Additional Amounts provided for in this prospectus to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the terms of the indenture for contingent capital securities and the provisions described in this prospectus and as if express mention of the payment of Additional Amounts (if applicable) were made in any provision thereof where such express mention is not made.
Redemption
Any terms of the redemption of any series of contingent capital securities, whether at our option or upon the occurrence of certain circumstances (including, but not limited to, the occurrence of certain tax or regulatory events), will be set forth in the relevant prospectus supplement.
Modification and Waiver
Modifications of, and amendments to, the contingent capital securities indenture with respect to the contingent capital securities of a series may be made by us and the trustee, without the consent of the holders of the contingent capital securities of such series for certain purposes and otherwise with the consent of the holders of a majority in principal amount of the contingent capital securities of such series then outstanding; provided, however, that no such modification or amendment may, without the consent of the holder of each outstanding contingent capital security affected thereby:
•change the principal amount of, or any premium or rate of interest with respect to, any contingent capital security;
•change our obligation, or any successor’s, to pay contingent capital additional amounts, if any;

•change the places at which payments are payable or the currency of payment;
•impair the right to sue for the enforcement of any payment due and payable;
•reduce the percentage in aggregate principal amount of outstanding contingent capital securities of the series necessary to modify or amend the contingent capital securities indenture or to waive compliance with certain provisions of the contingent capital securities indenture and any past contingent capital event of default;
•change our obligation to maintain an office or agency in the place and for the purposes specified in the contingent capital securities indenture;
•modify the subordination provisions, if any, or the terms and conditions of our obligations in respect of the due and punctual payment of the amounts due and payable on the contingent capital securities, in either case in a manner adverse to the holders; or
•modify the foregoing requirements or the provisions of the contingent capital securities indenture relating to the waiver of any past contingent capital event of default or covenants, except as otherwise specified.
The holders of not less than a majority in principal amount of the outstanding contingent capital securities of a series may, on behalf of all holders of contingent capital securities of that series, waive, insofar as that series is concerned, our compliance with certain restrictive provisions of the contingent capital securities indenture before the time for such compliance.
In addition, material variations in the terms and conditions of contingent capital securities of any series, including modifications relating to subordination, redemption and events of default may require the consent of the
PRA.
Subordination
Payment of the principal of (and premium, if any) and interest, if any, on a series of contingent capital securities will be subordinated to the claims of the holders of certain of our other present and future obligations to the extent and in the manner described in the relevant prospectus supplement. The subordination provisions will be governed by, and construed in accordance with, the laws of England and Wales.
Contingent Capital Events of Default
Unless the relevant prospectus supplement provides otherwise, a “contingent capital event of default” with respect to the contingent capital securities will result if (i) a court of competent jurisdiction in England (or such other jurisdiction in which we may be organized) makes an order for our winding-up which is not successfully appealed within 30 days of the making of such order, or (ii) our ordinary shareholders adopt an effective resolution for our winding-up (other than, in the case of either (i) or (ii) above, under or in connection with a scheme of reconstruction, merger or amalgamation not involving a bankruptcy or insolvency). Subject to certain provisions relating to the subordination of the contingent capital securities, if a contingent capital event of default occurs and is continuing, the trustee or the holders of at least 25% in aggregate principal amount of the outstanding securities may declare the principal amount of the securities (and any accrued but unpaid interest) to be due and payable immediately.
However, if the contingent capital event of default has been cured after this declaration, but before the trustee obtains a judgment or decree for payment of money due, then the declaration of acceleration and its consequences will be rescinded.
Other than the limited remedies specified above, on the occurrence of a contingent capital event of default which is continuing, no remedy against us will be available to the trustee or the holders of the contingent capital securities whether for the recovery of amounts owing in respect of such contingent capital securities or under the contingent capital securities indenture in relation thereto or in respect of any breach by us of any of our other obligations under or in respect of such contingent capital securities or under the contingent capital securities indenture in relation thereto; provided that (1) our obligations to pay the fees and expenses of, and to indemnify, the trustee and the trustee’s rights to apply money collected to first pay its fees and expenses will survive any such contingent capital event of default and will not be subject to any subordination provisions applicable to the contingent capital securities of such series and (2) the trustee will have such powers as are required to be authorized to it under the Trust Indenture Act in respect of the rights of the holders of the contingent capital securities in response to such contingent capital event of default under the provisions of the contingent capital securities indenture and provided that any payments on the contingent capital securities of such series are subject to the subordination provisions set forth in the contingent capital securities indenture.
Waiver of Contingent Capital Events of Default and Defaults
The holders of not less than a majority in aggregate principal amount of the outstanding contingent capital securities of a series may, on behalf of all holders of contingent capital securities of that series, waive any past contingent capital event of default or default under the contingent capital securities indenture with respect to contingent capital securities of that series, except a default in the payment of any principal of (or, premium, if any,
on) or any installment of interest on any contingent capital securities of that series and except a default in respect of a covenant or provision, the modification or amendment of which would require the consent of the holder of each outstanding contingent capital security affected by it. Upon any such waiver, such contingent capital event of default or default will cease to exist, and any contingent capital event of default or default with respect to any series arising therefrom will be deemed to have been cured and not to have occurred; provided that no such waiver will extend to any subsequent or other contingent capital event of default or default or impair any right consequent thereon.
No Right of Set-Off by Holders
Subject to applicable law and unless the applicable prospectus supplement provides otherwise, holders of contingent capital securities, by their acceptance thereof, and the trustee in respect of any claims of such holders to payment of any principal, premium or interest in respect of the contingent capital securities, will be deemed to have waived any right of set-off or counterclaim that they might otherwise have. Notwithstanding the preceding sentence, if any of the rights and claims of any holder of contingent capital securities are discharged by set-off, such holder will immediately pay an amount equal to the amount of such discharge to us or, if applicable, the liquidator or trustee or receiver in our bankruptcy and, until such time as payment is made, will hold a sum equal to such amount in trust for us or, if applicable, the liquidator or trustee or receiver in our bankruptcy. Accordingly, such discharge will be deemed not to have taken place. The waiver of set-off provisions will be governed by, and construed in accordance with, the laws of England and Wales.
Limitation on Suits
No holder of contingent capital securities will be entitled to proceed directly against us, except as described below.
Subject to any further limitations provided in the relevant prospectus supplement, before a holder of the contingent capital securities may bypass the trustee and bring its own lawsuit or other formal legal action or take other steps to enforce its rights or protect its interests relating to the contingent capital securities, the following must occur:
•The holder must give the trustee written notice that a contingent capital event of default has occurred and remains uncured.
•The holders of not less than 25% in outstanding principal amount of the contingent capital securities of the relevant series must make a written request that the trustee take action because of the contingent capital event of default, and the holder must offer indemnity satisfactory to the trustee in its sole discretion against the cost and other liabilities of taking that action.
•The trustee must not have taken action for 60 days after receipt of the above notice and offer of security or indemnity, and the trustee must not have received an inconsistent direction from the majority in principal amount of all outstanding contingent capital securities of the relevant series during that period.

Notwithstanding any other provision of the contingent capital indenture or the contingent capital securities, the right of any holder of contingent capital securities to receive payment of the principal of (and premium, if any, on), and interest on, the contingent capital securities, on or after the due dates thereof or to institute suit for the enforcement of any such payment on or after such respective dates, will not be impaired or affected without the consent of such holder.
Consolidation, Merger and Sale of Assets
We may, without the consent of the holders of any of the contingent capital securities, consolidate or amalgamate with, or merge into, any corporation, or convey, sell, transfer or lease our properties and assets substantially as an entirety to any person, provided that:
•any successor corporation expressly assumes our obligations under the contingent capital securities and the contingent capital securities indenture and, if applicable, the provisions for payment of additional amounts for withholding taxes are amended to include the jurisdiction of incorporation of the successor corporation;
•immediately after giving effect to the transaction and treating any indebtedness that becomes our obligation as a result of such transaction as having been incurred by us at the time of the transaction, no contingent capital event of default or default, and no event that, after notice or lapse of time, or both, would become a contingent capital event of default or default, will have occurred and be continuing; and
•certain other conditions are satisfied.
Assumption of Obligations
Subject to applicable law and regulation (including, if and to the extent required by the Capital Instruments
Regulations at such time, the prior consent of the Relevant Regulator), with respect to a series of contingent capital securities, a holding company of us or any of our subsidiary undertakings may assume our obligations (or those of any corporation which will have previously assumed our obligations); provided that:
•the successor entity expressly assumes such obligations by an amendment to the contingent capital securities indenture, in a form satisfactory to the trustee, and we will, by an amendment to the contingent capital securities indenture, unconditionally guarantee (such guarantee to be given on a basis consistent with the ranking of the contingent capital securities of such series) all of such successor entity’s obligations under the contingent capital securities of such series and the contingent capital securities indenture, as so modified by such amendment (provided, however, that, for the purposes of our obligation to pay additional amounts as provided, and subject to the limitations as set forth, in the contingent capital securities indenture and as described under the section headed “Additional Amounts,” references to such successor entity’s country of organization will be added to the references to the UK);
•the successor entity confirms in such amendment to the contingent capital securities indenture that the successor entity will pay to the holders such additional amounts as provided by, and subject to the limitations set forth in, the contingent capital securities indenture and as described under the section headed
“Additional Amounts” (provided, however, that for these purposes such successor entity’s country of organization will be substituted for the references to the UK); and
•immediately after giving effect to such assumption of obligations, no contingent capital event of default or default and no event which, after notice or lapse of time or both, would become a contingent capital event of default or default with respect to contingent capital securities of such series will have occurred and be continuing.
Upon any such assumption, the successor entity will succeed to, and be substituted for, and may exercise all of our rights and powers under the contingent capital securities indenture with respect to the contingent capital securities of such series with the same effect as if the successor entity had been named under the contingent capital securities indenture.

For these purposes:
(a)“Capital Instruments Regulations” means any regulatory capital rules, regulations or standards which are applicable to us at any time (on a solo or consolidated basis and including any implementation thereof or supplement thereto by the PRA from time to time) as then in effect in the UK, and which lay down the requirements to be fulfilled by financial instruments for inclusion in our regulatory capital (on a solo or consolidated basis) including as may be required by (i) UK CRR and/or (ii) the Relevant Rules and all other
UK law which implemented CRD, including (for the avoidance of doubt) any delegated acts and implementing acts made by the European Commission (such as regulatory technical standards and implementing technical standards) (in each case as they form part of UK domestic law by virtue of the
EUWA or as implemented in UK law, as appropriate), in each case as amended, supplemented or replaced from time to time.
(b)“CRD” means Directive 2013/36/EU on access to credit institutions and the prudential supervision of credit institutions and investment firms, as amended or supplemented before IP Completion Day (including, without limitation, by Directive (EU) 2019/878).
(c)“IP Completion Day” means 11:00 p.m. on December 31, 2020.
(d)“Relevant Regulator” means the PRA or any successor entity primarily responsible for our prudential supervision.
(e)“Relevant Rules” means, at any time, the laws, regulations, requirements, guidelines and policies relating to capital adequacy (including, without limitation, as to leverage) then in effect in the UK including, without limitation to the generality of the foregoing, as may be required by the Capital Instruments Regulations or the Banking Act and any regulations, requirements, guidelines and policies relating to capital adequacy adopted by the Relevant Regulator applicable to us from time to time (whether or not such requirements, guidelines or policies are applied generally or specifically to us or to us and any of our holding or subsidiary companies or any subsidiary of any such holding company), in each case as amended, supplemented or replaced from time to time.
Trustee’s Duties
Except during the continuance of a contingent capital event of default, the trustee will only be liable for performing those duties specifically set forth in the contingent capital securities indenture. In the event a contingent capital event of default has occurred and is continuing, the trustee will exercise such of the rights and powers vested in it by the contingent capital indenture and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.
If a contingent capital event of default occurs and is continuing with respect to the contingent capital securities, the trustee will have no obligation to take any action at the direction of any holders of the contingent capital securities, unless they have offered the trustee security or indemnity satisfactory to the trustee in its sole discretion.
The holders of a majority in aggregate principal amount of the outstanding contingent capital securities will have the right to direct the time, method and place of conducting any proceeding in the name of and on the behalf of the trustee for any remedy available to the trustee or exercising any trust or power conferred on the trustee with respect to the contingent capital securities. However, this direction (a) must not be in conflict with any rule of law or the contingent capital securities indenture and (b) must not be unjustly prejudicial to the holder(s) of the contingent capital securities not taking part in the direction, in the case of either (a) or (b) as determined by the trustee in its sole discretion. The trustee may also take any other action, consistent with the direction, that it deems proper.
The trustee will, within 90 days of a contingent capital event of default with respect to the contingent capital securities of any series, give to each affected holder of the contingent capital securities of the affected series notice of any contingent capital event of default it knows about, unless the contingent capital event of default has been cured or waived. However, the trustee will be entitled to withhold notice if a trust committee of responsible officers of the trustee determines in good faith that withholding of notice is in the interest of the holders.

Following the exercise of a UK bail-in power by the relevant UK resolution authority, the trustee’s duties will be different from those set forth herein and will be fully detailed in the relevant prospectus supplement.
Agreement with Respect to the Exercise of UK Bail-in Power
The contingent capital securities will be subject to the exercise of the UK bail-in power by the relevant UK resolution authority as set forth in the applicable prospectus supplement. In particular, by its acquisition of the contingent capital securities, each holder (which, for these purposes, includes each beneficial owner) will acknowledge, accept, consent and agree, notwithstanding any other term of the contingent capital securities or the contingent capital securities indenture or any other agreements, arrangements or understandings between us and any holder, to be bound by (a) the effect of the exercise of any UK bail-in power by the relevant UK resolution authority in relation to any contingent capital securities that (without limitation) may include and result in any of the following, or some combination thereof: (i) the reduction of all, or a portion, of the Amounts Due; (ii) the conversion of all, or a portion, of the Amounts Due into our or another person’s ordinary shares, other securities or other obligations (and the issue to, or conferral on, the holder of such ordinary shares, other securities or other obligations), including by means of an amendment, modification or variation of the terms of the contingent capital securities or the relevant indenture; (iii) the cancellation of the contingent capital securities; and/or (iv) the amendment or alteration of the redemption date of the contingent capital securities or amendment of the amount of interest payable on the contingent capital securities, or the interest payment dates, including by suspending payment for a temporary period; and (b) the variation of the terms of the contingent capital securities or the contingent capital securities indenture, if necessary, to give effect to the exercise of any UK bail-in power by the relevant UK resolution authority.
No repayment or payment of Amounts Due will become due and payable or be paid after the exercise of any
UK bail-in power by the relevant UK resolution authority if and to the extent such amounts have been reduced, converted, cancelled, amended or altered as a result of such exercise. Moreover, each holder (which, for these purposes, includes each beneficial owner) will consent to the exercise of any UK bail-in power as it may be imposed without any prior notice by the relevant UK resolution authority of its decision to exercise such power with respect to the contingent capital securities.
For these purposes:
(a)“Amounts Due” are the principal amount of, and any accrued and unpaid interest, including any Additional
Amounts, on, the contingent capital securities. References to such amounts will include amounts that have become due and payable, but which have not been paid, prior to the exercise of any UK bail-in power by the relevant UK resolution authority;
(b)“UK bail-in power” means the powers under the UK bail-in legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or affiliate of a bank or investment firm, to cancel, write-down, transfer, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability;
(c)“UK bail-in legislation” means Part I of the Banking Act and any other law or regulation applicable in the
UK relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings); and
(d)“relevant UK resolution authority” means any authority with the ability to exercise a UK bail-in power.
The Banking Act specifies the order in which the bail-in tool should be applied, reflecting the hierarchy of capital instruments under the UK capital framework and otherwise respecting the hierarchy of claims in an ordinary insolvency.

Governing Law
Except as stated above, the contingent capital securities indenture and the contingent capital securities of each series will be governed by, and construed in accordance with, the laws of the State of New York. See
“Subordination” and “No Right of Set-Off by Holders.”
Jurisdiction; Consent to Service
We have consented to the jurisdiction of any state or federal court in the City of New York with respect to any suit or proceeding arising out of, or relating to, the contingent capital securities indenture or the contingent capital securities of any series and have appointed HSBC North America Holdings Inc. as agent for service of process.

DESCRIPTION OF ORDINARY SHARES
HSBC Holdings’ ordinary shares of nominal value $0.50 each (the “ordinary shares”) will be offered solely in connection with the offer of any contingent capital securities (which may be converted into ordinary shares pursuant to the terms of such contingent capital securities).
The following is a summary of the material terms of the ordinary shares, as set out in the Articles of Association and relevant provisions of the Companies Act 2006. Holders of ordinary shares are encouraged to read the Articles of Association and shareholders’ resolutions passed at HSBC Holdings’ Annual General Meeting (“AGM”) relating to the authority of our board of directors (the “board”) to allot shares. A copy of the Articles of Association has been filed as an exhibit to the registration statement of which this prospectus forms a part.
General
At the 2023 AGM, the holders of ordinary shares passed an ordinary resolution granting the board the general and unconditional authority pursuant to, and for the purposes of, section 551 of the Companies Act 2006 to exercise all the powers of HSBC Holdings to allot ordinary shares and to grant rights to subscribe for, or to convert any security into, ordinary shares up to a specified aggregate nominal amount.
Subject to certain specified limitations described below, the board was given the authority to allot ordinary shares and to grant rights to subscribe for, or to convert any security into, shares in the HSBC Holdings (a) up to an aggregate nominal amount of $1,997,127,937, (b) up to an aggregate nominal amount of $3,328,546,562 in connection with an offer or invitation to (x) holders of ordinary shares, in proportion to the respective number of ordinary shares held by them, and (y) holders of other securities, bonds, debentures or warrants which, in accordance with the rights attaching thereto, are entitled to participate in such an offer or invitation or as the board considers necessary, (c) comprising equity securities (as defined in section 560 of the Companies Act 2006) up to an aggregate nominal amount of $6,657,093,124 in connection with a rights issue to (i) holders of ordinary shares, in proportion to the respective number of ordinary shares held by them, and (ii) holders of other securities, bonds, debentures or warrants which, in accordance with the rights attaching thereto, are entitled to participate in such an offer or invitation or as the board considers necessary and (d) up to an aggregate nominal amount of £150,000 (in the form of 15,000,000 non-cumulative preference shares of £0.01 each), €150,000 (in the form of 15,000,000 non-
cumulative preference shares of €0.01 each) and US$150,000 (in the form of 15,000,000 non-cumulative preference shares of US$0.01 each). However, (i) no more than $3,328,546,562 can be allotted or granted under clauses (a) and
(b) on a combined basis and (ii) no more than $6,657,093,124 can be allotted under clauses (a), (b) and (c) on a combined basis.
In addition, the board was given the authority to allot ordinary shares up to an aggregate nominal amount of
$1,997,127,937 in relation to any issue by HSBC Holdings of contingent convertible securities that automatically convert into or are exchanged for ordinary shares in prescribed circumstances. See “Description of Contingent
Capital Securities.”
These authorities will expire at the earlier of the conclusion of the 2024 AGM or at the close of business on
June 30, 2024, following which we will need to seek a new general authority to allot shares.
HSBC Holdings maintains a principal share register in London and overseas branch share registers in Bermuda and Hong Kong.
Voting
Unless otherwise required by the Companies Act 2006 or the Articles of Association, the holders of ordinary shares vote by ordinary resolution (such as for the election of directors, the declaration of a dividend, the appointment of auditors or the grant of authority to allot shares) at general meetings.
For the purposes of determining which persons are entitled to attend or vote at a meeting and how many votes such persons may cast, HSBC Holdings may, pursuant to the UK Uncertificated Securities Regulations 2001 (as
amended) (the “Regulations”), specify in the notice of the meeting a time, not more than 48 hours before the time fixed for the meeting, by which a person must be entered on the register of members of HSBC Holdings kept pursuant to the Companies Act 2006 (the “Principal Register”) or a register of members resident in Hong Kong (the
“Hong Kong Branch Register”) or a register of members resident in any such other countries or territories that the board may from time to time, in its sole discretion, determine (together with the Hong Kong Branch Register, the
“Overseas Branch Registers”) in order to have the right to attend or vote at the meeting.
Subject to the restrictions referred to under “Restrictions on Voting” and any special voting rights or restrictions attached to any class of shares, ordinary resolutions will be decided on a show of hands by a simple majority of holders of ordinary shares present and voting at the meeting where each holder of ordinary shares has one vote, regardless of the number of ordinary shares held, unless a poll is demanded. On a poll, every holder who is present in person or by proxy and entitled to vote will have one vote for each ordinary share held. Holders of record of ordinary shares may appoint a proxy to attend and vote on their behalf.
HSBC Holdings will send out written notice at least 21 clear days before an annual general meeting, and at least
14 clear days before all other general meetings or such longer period as may be required by law from time to time.
For general meetings to be valid, at least three holders of ordinary shares entitled to vote must be present in person or by proxy.
The board shall determine in relation to each general meeting the means of attendance at and participation in the meeting, including whether the persons entitled to attend and participate in the general meeting shall be enabled to do so partly by simultaneous attendance and participation at a physical place anywhere in the world determined by it, and partly by means of an electronic facility or facilities determined by it in accordance with the Articles of
Association. The holders of ordinary shares present in person or by proxy at the satellite meeting places or through an electronic facility will be counted in the quorum for the general meeting. The satellite meeting places and electronic facilities offered by the board must enable holders of ordinary shares to participate in the business for which the meeting has been convened. Holders of ordinary shares must be able to hear all persons who speak at the meeting and be heard by all other persons attending and participating in the meeting if they wish to speak themselves.
For the purpose of controlling the level of attendance or ensuring the health and safety of those attending at any place specified for the holding of a general meeting, the board may make from time to time such arrangements as the board considers to be appropriate. In any such case, the board will direct that the meeting be held at a specified place, where the chair of the meeting shall preside, and make arrangements for simultaneous attendance and participation by holders of ordinary shares and proxies at other locations. The chair of a general meeting has express authority to interrupt or adjourn the meeting if, in his opinion, it has become necessary to do so in order to secure the proper conduct of the meeting. Annual general meetings of HSBC Holdings are to be held at such time and in such place as the board may determine.
A corporate holder of ordinary shares may appoint a representative to attend and vote at a general meeting on its behalf.
Disclosure of Interests in Ordinary Shares
The Disclosure Guidance and Transparency Rules of the FCA require any person to notify HSBC Holdings and the FCA if the voting rights held by such person through its direct or indirect holding of ordinary shares or certain financial instruments reach, exceed or fall below 3% and each 1% threshold thereafter up to 100%. For the purposes of determining whether a person has such a notification obligation, certain voting rights in HSBC Holdings may be disregarded under the Disclosure, Guidance and Transparency Rules, which can, in certain circumstances, have the effect of removing a notification obligation entirely or, in the case of certain investment managers, result in the need to notify only at higher thresholds.
Section 793 of the Companies Act 2006 gives HSBC Holdings the power to require persons whom it believes to be, or to have been within the previous three years, interested in its voting shares (including the ordinary shares) to disclose prescribed particulars of those interests. Under Section 794 of the Companies Act 2006, and Article 84 of
the Articles of Association, failure to supply the information required may lead to disenfranchisement of the relevant shares and, where those shares represent at least 0.25% of the shares in issue, a prohibition on their transfer and receipt of dividends and other payments in respect of those shares.
HSBC Holdings has a similar power under the Securities and Futures Ordinance, which applies to companies listed on the Stock Exchange of Hong Kong (“SEHK”), to require persons whom it knows or has reasonable cause to believe that person has an interest in HSBC Holdings to confirm that fact or whether or not this is the case.
Restrictions on Voting
Any holder of ordinary shares (or any other person appearing to be interested in the ordinary shares) who has been served with a notice under section 793 of the Companies Act 2006, as described above, and has not given
HSBC Holdings any information required by the notice within 14 days from receiving the notice, will not be entitled to be present or to vote either personally or by proxy at a general meeting, unless the directors determine that this restriction should not apply.
A holder of ordinary shares can vote (whether in person or by proxy) and exercise other rights or privileges as a holder of ordinary shares only if he has paid all calls or other amounts presently due.
Dividends and Other Distributions
HSBC Holdings may, by ordinary resolution, declare dividends to be paid to holders of ordinary shares, but no dividend shall exceed the amount recommended by the board. The board may pay or declare and pay interim dividends as appear to the board to be justified by the profits available for distribution. In the absence of a resolution from the board as to when an interim dividend will constitute a debt from HSBC Holdings, it will not constitute a debt due from HSBC Holdings until payment.
The board may, with the prior authority of an ordinary resolution and subject to such terms and conditions as the board may determine, offer to any holder of ordinary shares the right to elect to receive ordinary shares, credited as fully paid, instead of cash in any currency in respect of the whole (or some part, to be determined by the board) of any dividend specified by the ordinary resolution. At the annual general meeting of HSBC Holdings held on April
29, 2022, holders of ordinary shares renewed the authority to give the directors authority to offer a scrip dividend alternative until the conclusion of the AGM of HSBC Holdings in 2025.
On any distribution by way of capitalisation, the amount to be distributed will be appropriated among the holders of ordinary shares (whether or not fully paid) in proportion to their holdings of ordinary shares and apply such amount on their behalf either in or towards paying up the amounts, if any, for the time being unpaid on any ordinary shares held by them, or in paying up in full unissued shares or debentures of HSBC Holdings of a nominal amount equal to that amount, and allot the shares or debentures to those holders of ordinary shares.
The dollar preference shares, sterling preference shares and euro preference shares carry the right in priority to the payment of any dividend to the holders of ordinary shares and any other class of shares (other than other preference shares that rank pari passu or in priority as regards income) to a non-cumulative preference dividend payable at such rate and on such terms as the board may determine prior to the allotment of such shares.
A dividend will not be declared or paid on the dollar preference shares, sterling preference shares or euro preference shares if payment of the dividend would cause HSBC Holdings not to meet the applicable capital adequacy requirements of the PRA or if the profits of HSBC Holdings available for distribution, in the opinion of the board, are not sufficient to enable it to pay in full both dividends on those preference shares and on any other shares scheduled to be paid on the same date and that have an equal right to dividends.
All dividends shall be apportioned and paid proportionately to the percentage of the nominal amount paid up on the shares during any portion(s) of the period in respect of which the dividend is paid, save that if any share is issued on terms providing that it shall rank for dividend as from a particular date, it shall rank for dividend accordingly.
Subject to the rights attaching to any shares, any dividend or other monies payable in respect of a share may be paid in such currency as the board may determine. If and whenever the shares on which a dividend is declared are denominated in different currencies, the dividend shall be declared in a single currency (which may be any currency).
If HSBC Holdings exercises the power of sale in respect of any ordinary share held by an untraced holder of that share, as described under “Untraced Holders of Ordinary Shares” below, any dividend or other sum payable in respect of that share outstanding at the time of the exercise of the power of sale will be forfeited and revert to HSBC
Holdings when such share is sold. HSBC Holdings may use such forfeited dividend or other sums for such good causes as HSBC Holdings from time to time thinks fit.
Any dividend unclaimed for 12 months after having become payable may be invested or otherwise made use of by the board for the benefit of HSBC Holdings until claimed and HSBC Holdings is not constituted as a trustee over such unclaimed dividends. Any dividend unclaimed for a period of 12 years after having become due for payment (if the board so resolves) may be forfeited and revert to HSBC Holdings. No dividends or other monies payable on or in respect of a share shall bear interest against HSBC Holdings.
On a return of capital, whether in a winding-up or otherwise, the ordinary shares will rank equally in all respects and the preference shares in HSBC Holdings will be entitled to the rights attaching to them on issue.
Liquidation Rights
Subject to applicable insolvency laws and the Articles of Association, on a winding-up of HSBC Holdings, holders of the dollar preference shares, sterling preference shares and euro preference shares have the right to receive out of assets available for distribution to members, in priority to any payment to holders of ordinary shares and any other class of shares (other than other preference shares that rank pari passu or in priority as regards repayment of capital), a sum equal to any unpaid dividend on the relevant shares and the amount paid up on the relevant shares together with such premium (if any) as may be determined by the board prior to the allotment thereof.
On a winding up of HSBC Holdings, the ordinary shares rank equally in all respects and distributions of HSBC
Holdings’ assets to holders of ordinary shares will be made in accordance with applicable insolvency laws.
If HSBC Holdings is wound up, after payment of all liabilities, preferred shares and the deduction of any provision made under section 247 of the Companies Act 2006 or section 187 of the Insolvency Act 1986 (which enables the liquidator to make payments to employees or former employees on the cessation or transfer of HSBC
Holdings’ business), the remaining assets available for distribution to holders of the ordinary shares will be distributed among the holders of ordinary shares in proportion to the number of ordinary shares that they hold. On the date of the distribution, the amount paid to any holders of ordinary shares whose ordinary shares are not fully paid up will be reduced to reflect the amount owed. After receiving approval of the holders of ordinary shares by an extraordinary resolution and meeting any legal requirements, the liquidator may divide the assets in kind among the holders of ordinary shares in the manner that it sees fit.
Untraced Holders of Ordinary Shares
HSBC Holdings can sell any ordinary shares of a holder (or any ordinary share to which a person is entitled by transmission on death or bankruptcy or otherwise by operation of law) if such holder has not claimed a dividend for a period of 12 years during which at least three dividends were payable with respect to the ordinary shares. HSBC
Holdings must send a notice either in hard copy form to the last known physical address, or in electronic form to the last known email address, that HSBC Holdings has for the member or the person entitled by transmission to the ordinary share or the address for the service of notices notified under Article 163.3 of the Articles of Association giving notice of HSBC Holdings’ intention to sell the relevant shares. Before sending such notice, HSBC Holdings must have used such reasonable efforts as it considers appropriate in the circumstances (in its discretion) to trace the relevant holder.
HSBC Holdings may then sell the ordinary shares if it does not receive any response from the holders of those ordinary shares within three months of sending the notice. After selling the ordinary shares, the net proceeds of the sale will be forfeited and will belong to HSBC Holdings. HSBC Holdings will not be liable in any respect to the person who would have been entitled to the ordinary shares by law for the proceeds of sale. HSBC Holdings may use the money for such good causes as the board from time to time thinks fit.
Transfer of Ordinary Shares
The ordinary shares may be transferred by an instrument in any usual form or in any other form approved by the board. The board may refuse to register a transfer, unless:
•the ordinary shares are fully paid (provided that the board will not refuse to register a transfer of partly paid ordinary shares which are listed on the London Stock Exchange if to do so would prevent dealing in the ordinary shares taking place on an open and proper basis);
•it is duly stamped (if required);
•it is duly presented for registration at the prescribed place together with the relevant share certificate and other evidence of title as the board reasonably require (except in the case of a transfer by a recognised person where a certificate has not been issued or in the case of an uncertificated share);
•it is in respect of only one class of ordinary shares;
•it is in favor of a single transferee or not more than four joint transferees; and
•HSBC Holdings has no lien on the ordinary shares.
The board may refuse to register a transfer of uncertificated ordinary shares in such other circumstances as may be permitted or required by the Regulations and the relevant system.
Moreover, a transfer of ordinary shares will not be registered if the holder has failed to provide the required particulars as described under “Disclosure of Interests in Ordinary shares.”
The transferor will remain the holder of the ordinary shares concerned until the name of the transferee is entered in the share register in respect of the transfer.
If the board refuses to register a transfer of an ordinary share, it must inform the transferee of its refusal within two months of receiving the transfer request, together with the reasons for the refusal. The board must return the refused instrument of transfer to the person depositing it, except in the case of suspected fraud.
The board is required to keep the following registers of its members:
•in the UK, the Principal Register;
•in Hong Kong, the Hong Kong Branch Register; and
•in such other countries or territories as the board may from time to time determine, the Overseas Branch
Registers.
Subject to applicable law, any class of shares may be held, registered, converted to, transferred or otherwise dealt with, in uncertificated form or certificated form and converted from uncertificated form to certificated form in accordance with the Regulations and the practices instituted by Euroclear UK & International Limited, or such other person as may from time to time be approved by His Majesty’s Treasury under the Regulations as operator of the relevant system.
Variation of Class Rights and Alteration of Share Capital
Subject to the provisions of the Companies Act 2006, the consent in writing of the holders of at least three-
quarters in nominal value of the issued shares in a class (excluding any shares held as treasury shares), or the sanction by the shareholders of that class of a special resolution passed at a separate general meeting, is required to vary or abrogate the rights of the class, unless otherwise provided by the terms of issue of the shares of that class.

Two persons holding or representing by proxy at least one third of the nominal amount of the shares of the relevant class must be present for the separate general meeting to be valid (except at an adjourned meeting, at which the quorum will be any holder of shares of the class, present in person or by proxy) and any such person may demand a poll.
HSBC Holdings may also vary or abrogate rights attached to the shares by a special resolution without the separate consent or sanction of the holders of any class of shares so long as the rights attached to all the shares are varied or abrogated in the same manner and to the same extent.
The issuance of new shares ranking in priority to, or pari passu with, an existing class of shares is not considered to be a “variation” in the rights of already existing shares, unless the existing shares provide so expressly.
HSBC Holdings may issue shares with rights or restrictions as it sees fit, including redeemable shares, so long as it does so in accordance with the Companies Act 2006 and the Articles of Association and without reducing any rights attached to any existing shares.
As a matter of English law, HSBC Holdings may:
•by ordinary resolution, increase its share capital, consolidate and divide all or any of its shares into shares of larger amount, sub-divide all or any of its shares into shares of smaller amount and cancel any shares not taken or agreed to be taken by any person; and
•by special resolution, reduce its share capital, any capital redemption reserve, share premium account or other undistributable reserve in any way.
Pre-emptive Rights
As HSBC Holdings is a company incorporated in the UK, in general, holders of ordinary shares have automatic pre-emptive rights pursuant to section 561 of the Companies Act 2006. However, these pre-emptive rights can be overridden by a special resolution of the holders of ordinary shares.
Lien on Ordinary Shares
HSBC Holdings has a lien on ordinary shares which are not fully paid (to the extent permitted by the
Companies Act 2006). The board may waive the lien in whole or in part, or temporarily, and may sell ordinary shares subject to a lien as it sees fit. On the terms set out in the Articles of Association, the board is entitled to sell an ordinary share subject to the lien only after giving 14 clear days’ notice of its intent to sell in default. The proceeds of sale will first be applied towards payment of the amount in respect of the lien insofar as it is still payable and then on surrender of the share certificate for cancellation (in the case of ordinary shares in certificated form), to the person entitled to the ordinary shares at the time of sale.
Calls
From time to time the board may make calls on the holders of ordinary shares for any amounts unpaid on the ordinary shares. These calls must be made with 14 clear days’ notice specifying the time, place and manner of payment, which may include payment in installments. The person on whom a call is made remains liable for the call despite any subsequent transfer of the ordinary shares on which the call was made. The joint holders of an ordinary share are jointly and severally liable for the payment of all calls.
Holders of ordinary shares who have not paid all calls (and any accrued interest) due are not entitled to receive a dividend or vote at shareholders’ meetings either in person or by proxy (except as proxy for another member), are not counted as present and may not form part of a quorum.
Forfeiture of Ordinary Shares
If any holder of ordinary shares does not pay any part of any call on or before the payment date, the board may send the holder of ordinary shares a notice of the amount unpaid (including interest and other costs and expenses incurred by HSBC Holdings) and if the holder of ordinary shares does not pay the amount owed on a date not less than 14 clear days after receiving the notice, the board, by resolution, may forfeit the relevant ordinary share at any time before full payment is made. The forfeited ordinary share and any dividends declared or other monies payable in respect of the forfeited ordinary share will then become the property of HSBC Holdings. A holder of ordinary shares whose ordinary shares have been forfeited will cease to be a holder of ordinary shares in respect of those ordinary shares, but will, notwithstanding the forfeiture, remain liable to pay to HSBC Holdings all monies which at the date of forfeiture were presently payable together with interest without any allowance for the value of the ordinary shares at the time of forfeiture or for any consideration received on their disposal.
Purchase of Shares
HSBC Holdings can purchase any of its own shares of any class, including any redeemable shares, in any manner that it deems fit, subject to the provisions of the Companies Act 2006, the Hong Kong Code on Share
Repurchases, the Exchange Act, the FCA listing rules, the SEHK and the New York Stock Exchange and the
Articles of Association.
Mandatory Takeover-Bids, Squeeze-Out and Sell-Out Rules
There are no rules or provisions relating to mandatory bids and/or squeeze-out and sell-out rules in relation to the ordinary shares in the Articles of Association. However, pursuant to the City Code on Takeovers and Mergers, subject to certain exemptions a mandatory offer must be made for our ordinary shares where a bidder together with any concert parties acquires an interest in shares carrying 30% or more of the voting rights carried by our ordinary shares; or if a bidder, together with any concert parties, holding not less than 30% but not more than 50% of the voting rights carried by our ordinary shares increases the percentage of ordinary shares carrying voting rights in which they are interested. Such mandatory offer must be made in cash (or be accompanied by a cash alternative) and be at a level of no less than the highest price paid by the bidder or any concert party for any interest in ordinary shares of the relevant class during the 12 months prior to the announcement of the offer. In addition, the Companies
Act 2006 provides a bidder with a right to squeeze out minority shareholders (section 979 of the Companies Act
2006) and minority shareholders with a right to be bought out (section 983 of the Companies Act 2006), in each case where such bidder has acquired, or has unconditionally contracted to acquire, both 90% in value of our ordinary shares and 90% of the voting rights carried by the ordinary shares.

TAXATION
This section discusses (i) material UK tax consequences of the ownership of the ordinary shares, contingent capital securities and debt securities by certain beneficial holders thereof, and (ii) material U.S. federal income tax consequences of the ownership of the debt securities by a beneficial holder that is a citizen or resident of the United
States, a U.S. domestic corporation or otherwise is subject to U.S. federal income tax on a net income basis in respect thereof (a “U.S. Holder”). This section does not discuss material U.S. federal income tax consequences of owning contingent capital securities and ordinary shares. Material U.S. federal income tax consequences of owning contingent capital securities and ordinary shares will be described in the relevant prospectus supplement.
This discussion applies to you only if you qualify for benefits under the income tax convention between the
United States and the UK (the “Treaty”) and are a resident of the United States for the purposes of the Treaty and are not resident in the UK for UK tax purposes at any material time (an “Eligible U.S. Holder”). This discussion should be read in conjunction with the discussion of tax consequences to holders in the applicable prospectus supplement.
To the extent there is any inconsistency in the discussion of tax consequences to holders between this prospectus and the applicable prospectus supplement, holders should rely on the tax consequences described in the applicable prospectus supplement instead of this prospectus.
You generally will be entitled to benefits under the Treaty if you are:
•the beneficial owner of the ordinary shares, contingent capital securities or debt securities, as applicable, and of any dividends or interest that you receive;
•an individual resident or citizen of the United States, a U.S. corporation (and certain other requirements are met), or a U.S. partnership, estate, or trust (but only to the extent the income of the partnership, estate, or trust is subject to U.S. taxation in the hands of a U.S. resident person and certain other requirements are met); and
•not also a resident of the UK for UK tax purposes.
If you hold ordinary shares, contingent capital securities or debt securities in connection with the conduct of business or the performance of personal services in the UK or otherwise in connection with a branch, agency or permanent establishment in the UK, then you will not be entitled to benefits under the Treaty. Special rules, including a limitation of benefits provision, apply in limited circumstances to ordinary shares, contingent capital securities or debt securities owned by an investment or holding company. This section does not discuss the treatment of holders described in the preceding two sentences.
This section does not purport to be a comprehensive description of all of the tax considerations that may be relevant to any particular investor. We have assumed that you are familiar with the tax rules applicable to investments in securities generally and with any special rules to which you may be subject. In particular, the discussion deals only with investors that will beneficially hold debt securities and, in the case of the UK tax disclosure only, ordinary shares or contingent capital securities, as capital assets and does not address the tax treatment of investors that are subject to special rules, such as banks, insurance companies, dealers in securities or currencies, partnerships or other entities classified as partnerships for U.S. federal income tax purposes and the partners therein, regulated investment companies, persons that own or are treated as owning 10% or more of our stock by vote or value or who are otherwise connected with us for UK tax purposes, persons that elect mark-to-
market treatment, persons that hold ordinary shares, contingent capital securities or debt securities as a position in a straddle, conversion transaction, synthetic security, or other integrated financial transaction, U.S. expatriates and
U.S. persons whose functional currency is not the U.S. dollar. In addition, this discussion does not address any aspects of the U.S. Medicare contribution tax on net investment income, alternative minimum tax consequences of acquiring, holding or disposing of the debt securities or special timing rules prescribed under section 451(b) of the
U.S. Internal Revenue Code. Furthermore, this summary does not address the tax treatment of the debt securities and contingent capital securities following any exercise of the UK bail-in power by the relevant UK resolution authority.
This prospectus indicates that we may issue: undated subordinated debt securities; instruments which provide for payments at other than a fixed rate (including payments determined by reference to an index or formula);

instruments which allow for the cancellation or deferral of our payment obligations at our option or under certain defined circumstances; instruments which provide for payments in a currency other than the currency in which such instruments are denominated; debt securities that are issued at a discount; debt securities that are redeemable prior to maturity; and instruments (other than contingent capital securities) that are convertible into shares or securities.
Unless expressly indicated otherwise, this section does not consider the tax consequences associated with an instrument that has any one of, or any combination of, these features and, accordingly, the general tax consequences described below may not be applicable to persons who hold an instrument that has any one of, or any combination of, these features. Accordingly, the following discussion should be used for general information purposes only, and you should consult the applicable prospectus supplement and your own tax adviser regarding the characterization of a particular security.
The statements regarding U.S. and UK tax laws and published administrative practices set forth below are based on laws, treaties, judicial decisions and regulatory interpretations in effect on the date hereof (and, in the case of UK tax laws, practices, treaties, decisions and interpretations as applied in England). These laws and practices are subject to change without notice, possibly with retroactive effect. You should consult your own adviser as to the tax consequences of the purchase, ownership and disposition of ordinary shares, contingent capital securities or debt securities in light of your particular circumstances, including the effect of any state, local or other national laws.
UK Taxation
Taxation of Debt Securities and Contingent Capital Securities
Payments of Interest
References to “interest” in this section mean interest as understood in UK tax law. The statements do not take account of any different definitions of interest that may prevail under any other law or which may be created by the terms and conditions of the debt securities or the contingent capital securities or any related documentation. If debt securities or contingent capital securities are issued with a redemption premium, then any such premium may constitute interest for UK tax purposes and so be treated in the manner described below.
Payments of interest on a debt security or a contingent capital security that carries a right to interest should be exempt from withholding or deduction for or on account of UK tax under the provisions of UK tax law relating to
“quoted Eurobonds” provided that the debt securities or contingent capital securities: (i) are listed and continue to be listed on a “recognised stock exchange” within the meaning of section 1005 of the Income Tax Act 2007, or (ii) are admitted and continue to be admitted to trading on a “multilateral trading facility” operated by a “regulated recognised stock exchange” (within the meaning of Section 987 of the Income Tax Act 2007). The New York Stock
Exchange, the London Stock Exchange and the Irish Stock Exchange (trading as Euronext Dublin) are currently
“recognised stock exchanges” for these purposes. Debt securities and contingent capital securities will be treated as listed on the London Stock Exchange if they are included in the Official List of the UK Financial Conduct Authority
and are admitted to trading on the Main Market or Professional Securities Market of the London Stock Exchange.
Debt securities and contingent capital securities will be treated as listed on the New York Stock Exchange if they are both admitted to trading on the main market of the New York Stock Exchange and are officially listed in the United
States in accordance with provisions corresponding to those generally applicable in countries in the European
Economic Area. Debt securities and contingent capital securities will be treated as listed on the Irish Stock Exchange if they are (i) admitted to trading on Euronext Dublin or the Global Exchange Market of Euronext Dublin; and (ii)
officially listed in Ireland in accordance with provisions corresponding to those generally applicable in countries in the European Economic Area.
In other cases (save as may be described in the relevant prospectus supplement), interest would be paid after deduction of UK income tax (currently, at the rate of 20%), although if you are an Eligible U.S. Holder you should normally be eligible to recover in full any UK tax withheld from payments of interest to which you are beneficially entitled by making a claim under the Treaty. Alternatively, you may make such a claim in advance of a payment of interest whereupon HM Revenue & Customs (“HMRC”) may, if it accepts the claim, authorize subsequent payments to be made to you without withholding of UK income tax. Claims for repayment must be made within four years after the end of the UK year of assessment to which the income relates and accompanying evidence, such as by the original statement showing the amount of income tax deducted that would have been provided by us when the interest payment was made, may be required to be produced. A year of assessment runs from April 6 in one calendar year to April 5 in the following calendar year.
Payments of interest on a debt security or a contingent capital security will constitute UK source income for UK tax purposes and, as such, remain subject to UK income tax by direct assessment even if paid without deduction or withholding for or on account of any UK tax. However, interest with a UK source will not generally be chargeable to UK tax by direct assessment in the hands of an Eligible U.S. Holder.
Disposal (including redemption)
As an Eligible U.S. Holder, you will not generally be liable for UK taxation on capital gains realized on the sale or other disposal or redemption or conversion of a debt security or a contingent capital security.
Taxation of Ordinary Shares
Payments of Dividends
We will not be required to make any withholding or deduction for or on account of UK tax from any dividends that we pay on ordinary shares representing them.
Payments of dividends on ordinary shares will constitute UK source income for UK tax purposes and, as such, remain subject to UK income tax by direct assessment even if paid without deduction or withholding for or on account of any UK tax. However, dividends with a UK source will not generally be chargeable to UK tax by direct assessment in the hands of an Eligible U.S. Holder.
Disposal (including redemption)
As an Eligible U.S. Holder, you will not generally be liable for UK taxation on any capital gain realized on the disposal (including redemption) of an ordinary share.
Stamp Taxes
Debt Securities and Contingent Capital Securities. The UK stamp duty and stamp duty reserve tax treatment of debt securities and contingent capital securities will depend upon their terms and conditions and upon the circumstances pertaining to their issue. You are advised to consult your own professional advisers in relation to UK stamp duty and stamp duty reserve tax.
Ordinary Shares. UK stamp duty or stamp duty reserve tax will normally be payable on or in respect of transfers of, or agreements to transfer, the ordinary shares and accordingly if you acquire or intend to acquire ordinary shares you are advised to consult your own professional advisers in relation to UK stamp duty and stamp duty reserve tax.
No UK stamp duty or stamp duty reserve tax will be payable on the issue of ordinary shares.
Inheritance Tax
An ordinary share, contingent capital security or debt security (each, for the purposes of this section, a
“Security”) held by an individual whose domicile is determined to be the United States for purposes of the United
States-United Kingdom Double Taxation Convention relating to estate and gift taxes (the “Estate Tax Treaty”) and who is not for such purposes a national of the UK will not, provided any U.S. federal estate or gift tax chargeable has been paid, be subject to UK inheritance tax on the individual’s death or on a lifetime transfer of the Security except in certain cases where the Security (i) is comprised in a settlement (unless, at the time of the settlement, the settlor was domiciled in the United States and was not a national of the UK), (ii) is part of the business property of a
UK permanent establishment of an enterprise, or (iii) pertains to a UK fixed base of an individual used for the performance of independent personal services. In such cases, the Estate Tax Treaty generally provides a credit against U.S. federal tax liability for the amount of any tax paid in the UK in a case where the ordinary share, contingent capital security or debt security is subject both to UK inheritance tax and to U.S. federal estate or gift tax.
U.S. Taxation
This summary addresses only U.S. federal income tax consequences, and does not address consequences arising under U.S. state, local, non-U.S. tax laws or the U.S. federal estate and gift taxes.
Taxation of Senior Debt Securities and Dated Subordinated Debt Securities
U.S. Tax Characterization
The characterization of senior debt securities or dated subordinated debt securities for U.S. federal income tax purposes will depend on the particular terms of those securities, and may not be entirely clear in all cases. The discussion of U.S. federal income tax consequences in this section applies only to debt securities that are characterized as indebtedness (and not equity) for U.S. federal income tax purposes. You should consult the applicable prospectus supplement and your own tax adviser regarding the characterization of a particular senior debt security or dated subordinated debt security for such purposes.
Payments of Interest
You will be required to include payments of qualified stated interest (as defined below under “—Original Issue
Discount”), but excluding pre-issuance accrued interest, on a senior debt security or dated subordinated debt security as ordinary interest income at the time that such payments accrue or are received (in accordance with your method of tax accounting). In the case of senior debt securities or dated subordinated debt securities denominated in a currency other than U.S. dollars, the amount of interest income you will be required to realize if you use the cash method of accounting for tax purposes will be the U.S. dollar value of the foreign currency payment based on the exchange rate in effect on the date of receipt, regardless of whether you convert the payment into U.S. dollars at that time.
If you use the accrual method of accounting, you generally must accrue interest income on such debt security in the relevant foreign currency and translate interest income at the average exchange rate in effect during the interest accrual period (or with respect to an interest accrual period that spans two taxable years, at the average exchange rate for the partial period within the taxable year). Alternatively, you may elect to translate all interest income on foreign currency-denominated debt obligations at the spot rate of exchange on the last day of the accrual period (or the last day of the taxable year, in the case of an accrual period that includes more than one taxable year) or on the date the interest payment is received if such date is within five business days of the end of the accrual period. If you make such an election you must apply it consistently to all debt instruments from year to year and cannot change the election without the consent of the Internal Revenue Service (the “IRS”). If you use the accrual method of accounting you will recognize foreign currency gain or loss on the receipt of a foreign currency interest payment if the exchange rate in effect on the date the payment is received differs from the rate applicable to a previous accrual of that interest income. Any such foreign currency gain or loss will be treated as ordinary income or loss and generally will not be treated as an adjustment to interest income received on the senior debt securities or dated subordinated debt securities.
Interest paid by us on a senior debt security or dated subordinated debt security and original issue discount, if any, accrued with respect to the debt securities (as described below under “—Original Issue Discount”) is income from sources outside the United States. Under the foreign tax credit rules, interest and original issue discount will generally be “passive” income for purposes of computing the foreign tax credit. The amount of a payment of interest will include amounts, if any, withheld in respect of UK withholding taxes. Subject to limitations, including new requirements recently adopted by the IRS, UK taxes withheld from payments on a senior debt security or dated subordinated debt security generally will give rise to a foreign tax credit or deduction for U.S. federal income tax purposes. The foreign tax credit rules are complex. You should consult your tax adviser regarding the creditability or deductibility of foreign taxes in your particular circumstances.

Purchase, Sale, Exchange or Retirement
Your basis in a senior debt security or dated subordinated debt security for U.S. federal income tax purposes generally will equal the cost of such debt security to you, increased by any amounts includible in income by you as original issue discount and market discount and reduced by any amortized premium and any payments other than qualified stated interest. In the case of a senior debt security or dated subordinated debt security denominated in a foreign currency, the cost of such debt security will be the U.S. dollar value of the foreign currency purchase price on the date of purchase calculated at the exchange rate in effect on the date of purchase. In the case of a senior debt security or dated subordinated debt security that is denominated in a foreign currency and traded on an established securities market, if you use the cash basis of accounting (or use an accrual basis of accounting and have made a special election), you will determine the U.S. dollar value of the cost of such debt security by translating the amount paid at the exchange rate on the settlement date of the purchase. The amount of any subsequent adjustments to your tax basis in a senior debt security or dated subordinated debt security in respect of foreign currency-denominated original issue discount, market discount and premium denominated in a foreign currency will be determined in the manner described below for such adjustments. The conversion of U.S. dollars to a foreign currency and the immediate use of that currency to purchase a senior debt security or dated subordinated debt security generally will not in itself result in taxable gain or loss to you.
Upon the sale, exchange or retirement of a senior debt security or dated subordinated debt security, you generally will recognize gain or loss equal to the difference between the amount realized on the sale, exchange or retirement (less any accrued interest, which will be taxable as such) and your tax basis in the debt security. If you receive foreign currency in respect of the sale, exchange or retirement of a senior debt security or dated subordinated debt security, the amount realized generally will be the U.S. dollar value of the foreign currency received, calculated at the exchange rate in effect at the time of the sale, exchange or retirement for U.S. federal income tax purposes. In the case of a senior debt security or dated subordinated debt security that is denominated in a foreign currency and is traded on an established securities market, if you are a cash basis taxpayer (or an accrual basis taxpayer that makes a special election) you will determine the U.S. dollar value of the amount realized by translating such amount at the exchange rate on the settlement date of the sale, exchange or retirement. If you are an accrual basis U.S. Holder that does not elect to determine the amount realized using the spot exchange rate on the settlement date, you will recognize foreign currency gain or loss equal to the difference between the U.S. dollar value of the amount received based on the spot exchange rates in effect on the date of the sale, exchange or retirement and the settlement date.
If you are an accrual basis taxpayer, the special election in respect of the purchase and sale of senior debt securities or dated subordinated debt securities traded on an established securities market discussed in the two preceding paragraphs must be applied consistently to all debt instruments that you own from year to year and cannot be changed without the consent of the IRS.
Except as discussed below with respect to foreign currency gain or loss (and, in the case of secondary market purchasers, with respect to market discount), any gain or loss that you recognize on the sale, exchange or retirement of a senior debt security or dated subordinated debt security generally will be long-term capital gain or loss if you have held the debt security for more than one year at the time of disposition. If you are an individual holder, the net amount of long-term capital gain generally will be subject to taxation at reduced rates. Your ability to offset capital losses against ordinary income is limited. Such gain or loss will generally be income or loss from sources within the
United States for foreign tax credit limitation purposes.
Notwithstanding the foregoing, any gain or loss that you recognize on the sale, exchange or retirement of a senior debt security or dated subordinated debt security denominated in a foreign currency generally will be treated as ordinary income or loss to the extent that such gain or loss (“exchange gain or loss”) is attributable to changes in exchange rates during the period in which you held the debt security. Such gain or loss generally will not be treated as an adjustment to interest income on the debt security and will generally be income or loss from sources within the
United States for foreign tax credit limitation purposes.

Original Issue Discount
If you own senior debt securities or dated subordinated debt securities issued with original issue discount you generally will be subject to the special tax accounting rules provided for such obligations by the Code. As described in greater detail below, if you own such debt securities, you generally must include original issue discount in ordinary gross income for U.S. federal income tax purposes as it accrues, in advance of the receipt of cash attributable to that income.
If we issue senior debt securities or dated subordinated debt securities at a discount from their stated redemption price at maturity, and the discount is equal to or more than the product of one-fourth of one percent (0.25%) of the stated redemption price at maturity of the debt securities multiplied by the number of full years to their maturity (the
“de minimis original issue discount”), the debt securities will have “original issue discount” equal to the difference between the issue price and their stated redemption price at maturity. Throughout the remainder of this discussion, we will refer to debt securities bearing original issue discount as “discount securities.” The “issue price” of the senior debt securities or dated subordinated debt securities will be the first price at which a substantial amount of the debt securities are sold to the public (i.e., excluding sales of the debt securities to underwriters, placement agents, wholesalers or similar persons). The “stated redemption price at maturity” of a discount security is the total of all payments to be made under the discount security other than “qualified stated interest.” The term “qualified stated
interest” generally means stated interest that is unconditionally payable in cash or property (other than debt instruments of the issuer) at least annually during the entire term of a discount security at a single fixed rate of interest or, subject to certain conditions, based on certain indices. Floating rate debt securities generally will be treated as “variable rate debt instruments” under the original issue discount regulations. The stated interest on a variable rate debt instrument generally will be treated as “qualified stated interest” and such a debt instrument will not have original issue discount solely as a result of the fact that it provides for interest at a variable rate. If a floating rate debt security does not qualify as a “variable rate debt instrument,” the debt security will be subject to special rules that govern the tax treatment of debt obligations that provide for contingent payments. We will provide a detailed description of the tax considerations relevant to Eligible U.S. Holders of any debt securities that provide for contingent payments in the relevant prospectus supplement.
In general, if you are the beneficial owner of a discount security having a maturity in excess of one year, whether you use the cash or the accrual method of tax accounting, you will be required to include in ordinary gross income the sum of the “daily portions” of original issue discount on that debt security for all days during the taxable year that you own the debt security. The daily portions of original issue discount on a discount security are determined by allocating to each day in any accrual period a ratable portion of the original issue discount allocable to that accrual period. Accrual periods may be any length and may vary in length over the term of a discount security, provided that each accrual period is no longer than one year and each scheduled payment of principal or interest occurs on the final day or on the first day of an accrual period. If you are an initial holder, the amount of original issue discount on a discount security allocable to each accrual period is determined by:
(i)multiplying the adjusted issue price (as defined below) of the debt security at the beginning of the accrual period by its yield to maturity (appropriately adjusted to reflect the length of the accrual period); and
(ii)subtracting from that product the amount (if any) payable as qualified stated interest allocable to that accrual period.
In the case of a discount security that is a variable rate debt instrument, both the annual yield to maturity (as defined below) and the qualified stated interest will be determined for these purposes as though the debt security will bear interest in all periods at a fixed rate generally equal to the rate that would be applicable to interest payments on the debt security on its date of issue or, in the case of certain variable rate debt instruments, the rate that reflects the yield that is reasonably expected for the debt security. Additional rules may apply if interest on a variable rate debt instrument is based on more than one interest index.
The “adjusted issue price” of a discount security at the beginning of any accrual period generally will be the sum of its issue price (including accrued interest, if any) and the amount of original issue discount allocable to all prior accrual periods, reduced by the amount of all payments other than qualified stated interest payments (if any)

made with respect to such discount security in all prior accrual periods. For this purpose, all payments on a discount security (other than qualified stated interest) generally will be viewed first as payments of previously accrued original issue discount (to the extent thereof), with payments considered made for the earliest accrual periods first, and then as payments of principal. The “yield to maturity” of a debt security is the discount rate that causes the present value on the issue date of all payments on the debt security to equal the issue price of the debt security. As a result of this “constant yield” method of including original issue discount in income, the amounts you will be required to include in income in respect of a discount security denominated in U.S. dollars will be lesser in the early years and greater in the later years than the amounts that would be includible on a straight-line basis.
You may make an irrevocable election to apply the constant yield method described above to determine the timing of inclusion in income of your entire return on a debt security (i.e., the excess of all remaining payments to be received on the debt security, including payments of qualified stated interest, over the amount you paid for such debt security). For a debt security purchased at a premium or bearing market discount, if you make such election you will also be deemed to have made the election (discussed below in “—Premium and Market Discount”) to amortize premium or to accrue market discount in income currently on a constant-yield basis.
In the case of a discount security denominated in a foreign currency, you should determine the U.S. dollar amount includible in income as original issue discount for each accrual period by:
(i)calculating the amount of original issue discount allocable to each accrual period in the foreign currency using the constant yield method described above; and
(ii)translating the foreign currency amount so derived at the average exchange rate in effect during the accrual period (or with respect to an interest accrual period that spans two taxable years, at the average exchange rate for the partial period within the taxable year).
Alternatively, you may translate the foreign currency amount so derived at the spot rate of exchange on the last day of the accrual period (or the last day of the taxable year, in the case of an accrual period that includes more than one taxable year) or at the spot rate of exchange on the date of receipt, if that date is within five business days of the last day of the accrual period, provided that you have made the election described under “— Payments of Interest”
above. Because exchange rates may fluctuate, if you are the holder of a discount security denominated in a foreign currency you may recognize a different amount of original issue discount income in each accrual period than you would be required to recognize if you were the holder of a similar discount security denominated in U.S. dollars.
Upon the receipt of an amount attributable to original issue discount (whether in connection with a payment of an amount that is not qualified stated interest or the sale or retirement of the discount security), you will recognize ordinary income or loss measured by the difference between the amount received (translated into U.S. dollars at the exchange rate in effect on the date of receipt or on the date of disposition of the discount security, as the case may
be) and the amount accrued (using the exchange rate applicable to such previous accrual). See “—Payments of
Interest” above.
If you purchase a discount security from a previous holder at a cost less than the remaining redemption amount (as defined below) of the debt security or you are an initial holder that purchased the discount security at a price other than the discount security’s issue price, you also generally will be required to include in gross income the daily portions of original issue discount, calculated as described above. However, if you acquire the discount security at a price greater than its adjusted issue price, you may reduce your periodic inclusions of original issue discount to reflect the premium paid over the adjusted issue price. The “remaining redemption amount” for a discount security is the total of all future payments to be made on the debt security other than payments of qualified stated interest.
Certain of the discount securities may provide for redemption prior to their maturity date, either at our option or at the option of the holder. Discount securities containing such features may be subject to rules that differ from the general rules discussed above. Purchasers of discount securities with such features should carefully review the applicable prospectus supplement and should consult their own tax advisers with respect to such features since the tax treatment of such discount securities will depend on their particular terms.

Premium and Market Discount. If you purchase your senior debt security or dated subordinated debt security at a cost greater than its remaining redemption amount (as defined under “—Original Issue Discount,” above) you will be considered to have purchased the debt security at a premium, and may elect to amortize the premium (as an offset to interest income), using a constant-yield method, over the remaining term of the debt security. Such election, once made, generally applies to all bonds held or subsequently acquired by you on or after the first taxable year to which the election applies and may not be revoked without the consent of the IRS. If you elect to amortize the premium, you must reduce your tax basis in your debt security by the amount of the premium amortized during your holding period. Discount securities purchased at a premium will not be subject to the original issue discount rules described above. In the case of premium in respect of a senior debt security or dated subordinated debt security denominated in a foreign currency, you should calculate the amortization of the premium in such foreign currency. Amortization deductions attributable to a period reduce interest payments in respect of that period and therefore are translated into
U.S. dollars at the exchange rate used by you for such interest payments. Exchange gain or loss will be realized with respect to amortized bond premium on such a debt security based on the difference between the exchange rate on the date or dates the premium is recovered through interest payments on the debt security and the exchange rate on the date on which you acquired the debt security. If you do not elect to amortize bond premium, the amount of bond premium will be included in your tax basis when the senior debt security or dated subordinated debt security matures or is disposed of. Therefore, if you do not elect to amortize such premium and you hold your debt security to maturity, you generally will be required to treat the premium as capital loss when the debt security matures.
If you purchase your senior debt security or dated subordinated debt security at a price that is lower than its remaining redemption amount, or in the case of a discount security, a price that is lower than its adjusted issue price, by at least 0.25% of its remaining redemption amount multiplied by the number of remaining whole years to maturity, such debt security will be considered to have “market discount” in your hands. In such case, gain you realize on the disposition of your debt security generally will be treated as ordinary income to the extent of the market discount that accrued on the debt security while you held it. In addition, you could be required to defer the deduction of a portion of the interest paid on any indebtedness incurred or maintained to purchase or carry your debt security. In general terms, market discount on a senior debt security or dated subordinated debt security will be treated as accruing ratably over the term of the debt security, or, at your election, under a constant-yield method.
You will accrue market discount on a senior debt security or dated subordinated debt security denominated in a foreign currency in such foreign currency. The amount includible in income in respect of such accrued market discount will be the U.S. dollar value of the amount accrued, generally calculated at the exchange rate in effect on the date that you dispose of your debt security.
You may elect to include market discount in income on a current basis as it accrues (on either a ratable or constant-yield basis), in lieu of treating a portion of any gain realized on a sale of your senior debt security or dated subordinated debt security as ordinary income. If you elect to include market discount on a current basis, the interest deduction deferral rule described above will not apply. Any accrued market discount on a senior debt security or dated subordinated debt security that is currently includible in income will be translated into U.S. dollars at the average exchange rate for the accrual period (or portion thereof within your taxable year). Any such election, if made, applies to all market discount bonds acquired by the taxpayer on or after the first day of the first taxable year to which such election applies and is revocable only with the consent of the IRS.
Taxation of Undated Subordinated Debt Securities
U.S. Tax Characterization of Undated Subordinated Securities
The characterization of undated subordinated debt securities depends on the particular terms of those securities, and may not be clear in all cases. The discussion of U.S. federal income tax consequences in this section applies only to undated subordinated debt securities that will be treated as equity of the issuer (and not debt). Accordingly, payments of interest on such securities will be treated as dividends. You should consult the applicable prospectus supplement and your own tax adviser regarding the characterization of a particular undated subordinated debt security for such purposes.

Payments of Interest
As noted above, payments of interest on Undated Subordinated Securities will be treated as dividends for U.S.
federal income tax purposes. If we pay interest on undated subordinated securities, you must include the payment in your income when you receive it without regard to your method of tax accounting. Interest is expected to be treated as foreign source income. If you receive an interest payment denominated in foreign currency, you should determine the amount included in income by converting the foreign currency into U.S. dollars at the exchange rate in effect on the date of your receipt of the interest payment. Any gain or loss on a subsequent sale, conversion or other disposition of such non-U.S. currency by you generally will be treated as ordinary income or loss and generally will be income or loss from sources within the United States.
Subject to certain exceptions for short-term and hedged positions, the U.S. dollar amount of dividends
(including payments denominated as interest for non-tax purposes) received by certain non-corporate U.S. Holders will be subject to U.S. taxation at preferential rates if the dividends are “qualified dividends.” Interest received with respect to undated subordinated securities generally will be qualified dividends if (i) either (A) the securities are readily tradable on an established securities market in the United States or (B) we are eligible for the benefits of a comprehensive tax treaty with the United States that the U.S. Treasury determines is satisfactory for purposes of this provision and that includes an exchange of information program and (ii) we were not, in the year prior to the year in which the dividend was paid, and are not, in the year in which the dividend is paid, a passive foreign investment company for U.S. federal income tax purposes (a “PFIC”). Based on our audited financial statements and relevant market data, we believe that we were not a PFIC with respect to our 2023 taxable year. In addition, based on our current expectations regarding the value and nature of our assets, the sources and nature of our income, and relevant market data, we do not anticipate becoming a PFIC in our current taxable year or in the foreseeable future. You should consult your own tax adviser regarding the availability of the reduced dividend tax rate in light of your particular situation and regarding the computation of your foreign tax credit, if any, with respect to any qualified dividend income you receive. Interest payments will not be eligible for the dividends-received deduction available to domestic corporations.
Interest payments with respect to the undated subordinated securities generally will be treated as “passive category” income from sources outside the United States for purposes of determining your U.S. foreign tax credit limitation. The amount of a payment on the undated subordinated securities will include amounts, if any, withheld in respect of UK taxes. Subject to limitations, including new requirements recently adopted by the IRS, UK taxes withheld from payments on the undated subordinated securities generally will give rise to a foreign tax credit or deduction for U.S. federal income tax purposes. You should consult your tax adviser regarding the creditability of foreign taxes in your particular circumstances.
Sale or Other Disposition
You will generally recognize capital gain or loss on a sale or other disposition (other than a redemption treated as a distribution) in an amount equal to the difference between the amount realized and your tax basis in the instrument as determined in U.S. dollars as discussed below. You should consult your own tax adviser as to the U.S.
federal income tax consequences of a redemption of any redeemable instruments. If you acquired an undated subordinated debt security as part of a unit comprising more than one undated subordinated debt security, your tax basis in each component of the unit will generally be determined by allocating the purchase price for the unit between those components based on their relative fair market values at the time you acquired the unit. Such gain or loss generally will be long-term capital gain or loss if you have held the undated subordinated debt securities for more than one year at the time of disposition. If you are an individual, the net amount of long-term capital gain that you will realize is subject to taxation at reduced rates. Your ability to offset capital losses against ordinary income is limited.
Gain, if any, realized by you on the sale or other disposition of the shares generally will be treated as U.S.
source income for U.S. foreign tax credit purposes.
If you sell or otherwise dispose of an undated subordinated debt security in exchange for currency other than
U.S. dollars, the amount realized generally will be the U.S. dollar value of the currency received at the spot rate in effect on the date of sale or other disposition for U.S. federal income tax purposes (or, if the shares are traded on an established securities market at such time, in the case of cash basis and electing accrual basis U.S. holders, the settlement date). If you are an accrual basis U.S. Holder that does not elect to determine the amount realized using the spot exchange rate on the settlement date, you will recognize foreign currency gain or loss equal to the difference between the U.S. dollar value of the amount received based on the spot exchange rates in effect on the date of the sale or other disposition and the settlement date. You generally will have a tax basis in the currency received equal to the U.S. dollar value of the currency received at the spot rate in effect on the settlement date. Any currency gain or loss realized on the settlement date or the subsequent sale, conversion, or other disposition of the non-U.S.
currency received for a different U.S. dollar amount generally will be U.S.-source ordinary income or loss, and will not be eligible for the reduced tax rate applicable to long-term capital gains. If you are an accrual basis U.S. Holder and make the election described in the first sentence of this paragraph, it must be applied consistently from year to year and cannot be revoked without the consent of the IRS. You should consult its own tax advisors regarding the treatment of any foreign currency gain or loss realized with respect to any currency received in a sale or other disposition of an undated subordinated debt security.
Foreign Financial Asset Reporting
Certain U.S. Holders that own specified foreign financial assets with an aggregate value in excess of US$50,000 on the last day of the taxable year or $75,000 at any time during the taxable year are generally required to file an information statement along with their tax returns, currently on Form 8938, with respect to such assets. “Specified foreign financial assets” include any financial accounts held at a non-U.S. financial institution, as well as securities issued by a non-U.S. issuer that are not held in accounts maintained by financial institutions. Higher reporting thresholds apply to certain individuals living abroad and to certain married individuals. Regulations extend this reporting requirement to certain entities that are treated as formed or availed of to hold direct or indirect interests in specified foreign financial assets based on certain objective criteria. U.S. holders that fail to report the required information could be subject to substantial penalties. In addition, the statute of limitations for assessment of tax would be suspended, in whole or part. You are encouraged to consult with your own tax adviser regarding the possible application of these rules to your investment in the debt securities, including the application of the rules to your particular circumstances.
Reportable Transactions
A U.S. taxpayer that participates in a reportable transaction is required to disclose its participation to the IRS.
The scope and application of these rules is not entirely clear. Under the relevant rules, you may be required to treat a foreign currency exchange loss from your investment in the debt securities as a reportable transaction if this loss exceeds the relevant threshold in the regulations (US$50,000 in a single taxable year, if you are an individual or trust, or higher amounts for other non-individual U.S. Holders), and to disclose your investment by filing Form 8886 with the IRS. A penalty in the amount of US$10,000 in the case of a natural person and US$50,000 in all other cases is generally imposed on any taxpayer that fails to timely file an information return with the IRS with respect to a transaction resulting in a loss that is treated as a reportable transaction. You are encouraged to consult your tax adviser regarding the application of these rules.
U.S. Information Reporting and Backup Withholding
Interest, interest payments treated as dividends for U.S. tax purposes and proceeds from the sale, exchange or retirement of debt securities that are paid in the United States or through a U.S.-related financial intermediary may be subject to information reporting and backup withholding unless the recipient is (i) a corporation (other than an S corporation) or other exempt recipient and, when required, establishes such fact or (ii) a taxpayer that provides an identification number and certifies that no loss of exemption from backup withholding has occurred. Persons holding instruments who are non-U.S. persons may be required to comply with applicable certification procedures to establish that they are non-U.S. persons in order to avoid the application of such information reporting requirements and backup withholding tax. Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against your U.S. federal income tax liability. You may obtain a refund of any excess amounts withheld under the backup withholding rule by filing the appropriate claim for refund with the IRS and furnishing any required information.

Foreign Account Tax Compliance Act
As a result of FATCA, you may be required to provide information and tax documentation regarding your tax identity as well as that of your direct and indirect owners (as described in further detail in “UK Taxation—Provision of Information,” above), which may be reported to HMRC, and ultimately, the IRS. It is also possible that “foreign passthru payments,” as defined under FATCA, on the debt securities may be subject to a withholding tax of 30%.
Regulations implementing this rule have not yet been adopted or proposed and the IRS has indicated that any such regulations would not be effective for payments made prior to two years after the date on which final regulations on this issue are published in the U.S. Federal Register. With respect to securities that are treated as debt for U.S.
federal income tax purposes and are not materially modified on or after the applicable “grandfathering date,”
payments on the securities will not be subject to FATCA withholding. The applicable “grandfathering date” is the date that is six months after the date on which final U.S. Treasury regulations defining the term “foreign passthru payment” are filed with the U.S. Federal Register. We will not pay additional amounts on account of any withholding tax imposed by FATCA.
FATCA is particularly complex. You should consult your own tax adviser to obtain a more detailed explanation of FATCA and to learn how this legislation might affect you in your particular circumstance.

UNDERWRITING (CONFLICTS OF INTEREST)
Initial Offering and Sale of Securities
We may sell the securities (i) through underwriters, (ii) through dealers, (iii) through agents or (iv) directly to purchasers. The prospectus supplement with respect to the securities being offered thereby will set forth the terms of the offering of such securities, including the names of any underwriters, dealers or agents involved in the sale of such securities, the principal amounts or number of securities, as the case may be, to be purchased by any such underwriters and any applicable commissions or discounts. The net proceeds to us will also be set forth in the prospectus supplement.
If underwriters are used in the sale, the securities being sold will be acquired by the underwriters for their own account and distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, or at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices. Unless otherwise set forth in the prospectus supplement with respect to the securities being offered thereby, the obligations of the underwriters to purchase such securities will be subject to certain conditions precedent and the underwriters will be obligated to purchase all such securities if any of such securities are purchased. The initial public offering price of any securities and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.
If dealers are used in the sale, unless otherwise indicated in the prospectus supplement with respect to the securities being offered thereby, we will sell such securities to the dealers as principals. The dealers may then resell such securities to the public at varying prices to be determined by such dealers at the time of resale.
Securities may also be sold through agents designated by us from time to time or directly by us. Any agent involved in the offering and sale of the securities in respect of which this prospectus is being delivered will be named, and any commissions payable by us to such agent will be set forth, in the prospectus supplement with respect to such securities. Unless otherwise indicated in such prospectus supplement, any such agent will be acting on a best efforts basis for the period of its appointment.
Underwriters, dealers and agents who participate in the distribution of the securities may be entitled under agreements entered into with us to indemnification by us against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments which the underwriters, dealers or agents may be required to make in respect thereof. Underwriters, dealers and agents may be customers of, engage in transactions with, or perform services for, HSBC in the ordinary course of business. In addition, HSBC Securities (USA) Inc.
and/or its affiliates will reimburse us for certain of our offering related expenses and underwriting discounts and commissions.
Important Notice to CMIs (including private banks) Pursuant to Paragraph 21 of the Hong Kong SFC Code of Conduct
This notice to CMIs (including private banks) is a summary of certain obligations the SFC Code imposes on
CMIs, which require the attention and cooperation of other CMIs (including private banks). Certain CMIs may also be acting as OCs for the relevant CMI Offering and are subject to additional requirements under the SFC Code. The application of these obligations will depend on the role(s) undertaken by the relevant underwriter(s) in respect of each CMI Offering.
Prospective investors who are the directors, employees or major shareholders of HSBC Holdings, a CMI or its group companies would be considered under the SFC Code as having an Association with HSBC Holdings, the CMI or the relevant group company. CMIs should specifically disclose whether their investor clients have any
Association when submitting orders for the relevant securities. In addition, private banks should take all reasonable steps to identify whether their investor clients may have any Associations with HSBC Holdings or any CMI
(including its group companies) and inform the relevant underwriters accordingly.
CMIs are informed that, unless otherwise notified, the marketing and investor targeting strategy for the relevant
CMI Offering includes institutional investors, sovereign wealth funds, pension funds, hedge funds, family offices and high net worth individuals, in each case, subject to the selling restrictions and any MiFID II product governance language or any UK MiFIR product governance language set out elsewhere in this prospectus and/or the applicable prospectus supplement.
CMIs should ensure that orders placed are bona fide, are not inflated and do not constitute duplicated orders (i.e.
two or more corresponding or identical orders placed via two or more CMIs). CMIs should enquire with their investor clients regarding any orders which appear unusual or irregular. CMIs should disclose the identities of all investors when submitting orders for the relevant securities (except for omnibus orders where underlying investor information may need to be provided to any OCs when submitting orders). Failure to provide underlying investor information for omnibus orders, where required to do so, may result in that order being rejected. CMIs should not place “X-orders” into the order book.
CMIs should segregate and clearly identify their own proprietary orders (and those of their group companies, including private banks as the case may be) in the order book and book messages.
CMIs (including private banks) should not offer any rebates to prospective investors or pass on any rebates provided by HSBC Holdings. In addition, CMIs (including private banks) should not enter into arrangements which may result in prospective investors paying different prices for the relevant securities.
The SFC Code requires that a CMI disclose complete and accurate information in a timely manner on the status of the order book and other relevant information it receives to targeted investors for them to make an informed decision. In order to do this, those underwriters in control of the order book should consider disclosing order book updates to all CMIs.
When placing an order for the relevant securities, private banks should disclose, at the same time, if such order is placed other than on a “principal” basis (whereby it is deploying its own balance sheet for onward selling to investors). Private banks who do not provide such disclosure are hereby deemed to be placing their order on such a
“principal” basis. Otherwise, such order may be considered to be an omnibus order pursuant to the SFC Code.
Private banks should be aware that placing an order on a “principal” basis may require the relevant affiliated underwriter(s) (if any) to categorise it as a proprietary order and apply the “proprietary orders” requirements of the
SFC Code to such order.
In relation to omnibus orders, when submitting such orders, CMIs (including private banks) that are subject to the SFC Code should disclose underlying investor information in respect of each order constituting the relevant omnibus order (failure to provide such information may result in that order being rejected). Underlying investor information in relation to omnibus orders should consist of:
•The name of each underlying investor;
•A unique identification number for each investor;
•Whether an underlying investor has any “Associations” (as used in the SFC Code);
•Whether any underlying investor order is a “Proprietary Order” (as used in the SFC Code);
•Whether any underlying investor order is a duplicate order.
Underlying investor information in relation to an omnibus order should be sent to the underwriters who have requested such information.
To the extent information being disclosed by CMIs and investors is personal and/or confidential in nature, CMIs
(including private banks) agree and warrant: (A) to take appropriate steps to safeguard the transmission of such information to any OCs; and (B) that they have obtained the necessary consents from the underlying investors to disclose such information to any OCs. By submitting an order and providing such information to any OCs, each
CMI (including private banks) further warrants that they and the underlying investors have understood and consented to the collection, disclosure, use and transfer of such information by any OCs and/or any other third parties as may be required by the SFC Code, including to HSBC Holdings, relevant regulators and/or any other third parties as may be required by the SFC Code, for the purpose of complying with the SFC Code, during the bookbuilding process for the relevant CMI Offering. CMIs that receive such underlying investor information are reminded that such information should be used only for submitting orders in the relevant CMI Offering. The relevant underwriters may be asked to demonstrate compliance with their obligations under the SFC Code, and may request other CMIs (including private banks) to provide evidence showing compliance with the obligations above (in particular, that the necessary consents have been obtained). In such event, other CMIs (including private banks) are required to provide the relevant underwriter with such evidence within the timeline requested.
Selling Restrictions
United Kingdom
Each underwriter, dealer or agent in connection with an offering of securities will represent and agree that:
(a)it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of section
21 of the FSMA) received by it in connection with the issue or sale of any securities in circumstances in which section 21(1) of the FSMA does not apply to us; and
(b)it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to any securities in, from or otherwise involving the UK.
In relation to the UK, each underwriter, dealer or agent in connection with an offering of securities will represent and agree that it has not made and will not make an offer of securities which are the subject of the offering contemplated by this prospectus as completed by the prospectus supplement in relation thereto to the public in the
UK except that it may make an offer of such securities to the public in the UK:
(a)at any time to any legal entity which is a qualified investor as defined in Article 2 of the UK Prospectus
Regulation;
(b)at any time to fewer than 150 natural or legal persons (other than qualified investors as defined in Article 2 of the UK Prospectus Regulation) in the UK subject to obtaining the prior consent of the relevant underwriter, dealer or agent nominated by the us for any such offer; or
(c)at any time in any other circumstances falling within section 86 of the FSMA, provided that no such offer of securities referred to in (a) to (c) above shall require us or any underwriter, dealer or agent to publish a prospectus pursuant to section 85 of the FSMA or supplement a prospectus pursuant to Article
23 of the UK Prospectus Regulation.
For the purposes of this provision, the expression “an offer of securities to the public” in relation to any securities means the communication in any form and by any means of sufficient information on the terms of the offer and the securities to be offered so as to enable an investor to decide to purchase or subscribe for the securities.
Where the applicable prospectus supplement includes a section entitled “Prohibition of sales to UK retail investors,” each underwriter will represent and agree that it has not offered, sold or otherwise made available and will not offer, sell or otherwise make available any securities which are the subject of the offering contemplated by the applicable prospectus supplement to any retail investor in the UK. For the purposes of this provision: (a) the expression “retail investor” means a person who is one (or more) of: (i) a retail client as defined in point (8) of
Article 2 of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the EUWA; (ii) a customer within the meaning of the provisions of the FSMA and any rules or regulations made under the FSMA to implement
Directive (EU) 2016/97, where that customer would not qualify as a professional client, as defined in point (8) of
Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law by virtue of the EUWA; or (iii) not a qualified investor as defined in Article 2 of the UK Prospectus Regulation; and (b) the expression “offer” includes the communication in any form and by any means of sufficient information on the terms of the offer and the securities to be offered so as to enable an investor to decide to purchase or subscribe for the securities.

European Economic Area
In relation to each Member State of the EEA (each, a “Relevant State”) each underwriter, dealer or agent in connection with an offering of securities will represent and agree that it has not made and will not make an offer of securities which are the subject of the offering contemplated by this prospectus as completed by the prospectus supplement in relation thereto to the public in that Relevant State except that it may make an offer of such securities to the public in that Relevant State:
(a)at any time to any legal entity which is a qualified investor as defined in the Prospectus Regulation;
(b)at any time to fewer than 150 natural or legal persons (other than qualified investors as defined in the
Prospectus Regulation), subject to obtaining the prior consent of the relevant underwriter, dealer or agent nominated by the us for any such offer; or
(c)at any time in any other circumstances falling within Article 1(4) of the Prospectus Regulation, provided that no such offer of securities referred to in (a) to (c) above shall require us or any underwriter, dealer or agent to publish a prospectus pursuant to Article 3 of the Prospectus Regulation, or supplement a prospectus pursuant to Article 23 of the Prospectus Regulation.
For the purposes of this provision, the expression an “offer of securities to the public” in relation to any securities in any Relevant State means the communication in any form and by any means of sufficient information on the terms of the offer and the securities to be offered so as to enable an investor to decide to purchase or subscribe for the securities and the expression “Prospectus Regulation” means Regulation (EU) 2017/1129, as amended.
Where the applicable prospectus supplement includes a section entitled “Prohibition of sales to EEA retail investors,” each underwriter will represent and agree that it has not offered, sold or otherwise made available and will not offer, sell or otherwise make available any securities which are the subject of the offering contemplated by the applicable prospectus supplement to any retail investor in the EEA. For the purposes of this provision: (a) the expression “retail investor” means a person who is one (or more) of the following: (i) a retail client as defined in point (11) of Article 4(1) of MiFID II; or (ii) a customer within the meaning of the Insurance Distribution Directive, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II;
or (iii) not a qualified investor as defined in the Prospectus Regulation; and (b) the expression “offer” includes the communication in any form and by any means of sufficient information on the terms of the offer and the securities to be offered so as to enable an investor to decide to purchase or subscribe for the securities.
Switzerland
The securities which are the subject of the offering contemplated by this prospectus as completed by the prospectus supplement in relation thereto may not be publicly offered, directly or indirectly, in Switzerland within the meaning of the Swiss Financial Services Act (“FinSA”) and its implementing ordinance, the Swiss Federal
Financial Services Ordinance (“FinSO”). No application has or will be made to admit the securities to trading on any trading venue (exchange or multilateral trading facility) in Switzerland. Neither this prospectus nor any other offering or marketing material relating to the securities constitutes a prospectus pursuant to FinSA. Consequently, this prospectus and any other offering or marketing material relating to the securities may only be publicly distributed or otherwise made publicly available in Switzerland:
(a)if such offer is strictly limited to investors that qualify as professional clients according to Article 4 para. 3
FinSA and Article 5 para. 1 FinSO. Accordingly, the securities may only be distributed or offered, and the prospectus or any other marketing material relating to the securities may be made available to professional clients in Switzerland; in this case, the offering of the securities in, into or from Switzerland is exempt from the requirement to prepare and publish a prospectus under FinSA; or
(b)if such offer constitutes an exempt offer pursuant to specific provisions regarding exempt offers pursuant to
Article 36 FinSA which (a) is addressed to less than 500 investors, (b) is only addressed to investors that purchase financial instruments in an amount of at least CHF 100,000 (or equivalent in other currencies), (c)
has a minimum denomination of CHF 100,000 (or equivalent in other currencies), or (d) does not exceed the value of CHF 8 million (or equivalent in other currencies) calculated over a period of 12 months; in this case, the offering of the securities in, into or from Switzerland is exempt from the requirement to prepare and publish a prospectus under FinSA.
Securities that constitute debt instruments with a “derivative character” may not be offered or recommended to private clients within the meaning of the FinSA in Switzerland, unless a key information document according to the
FinSA or any equivalent document under the FinSA is prepared.
United Arab Emirates (excluding the Dubai International Financial Centre)
In relation to an offering of securities contemplated by this prospectus as completed by the prospectus supplement in relation thereto, each underwriter will represent and agree that such securities will not be offered, sold or publicly promoted or advertised by it in the United Arab Emirates other than in compliance with any laws applicable in the United Arab Emirates governing the issue, offering and sale of securities.
Dubai International Financial Centre
In relation to an offering of securities contemplated by this prospectus as completed by the prospectus supplement in relation thereto, each underwriter will represent and agree that it will not offer such securities to any person in the Dubai International Financial Centre unless such offer is:
(a)an “Exempt Offer” in accordance with the Markets Rules (MKT Module) of the Dubai Financial Services
Authority (the “DFSA”) rulebook; and
(b)made only to persons who meet the “Professional Client” criteria set out in Rule 2.3.3 of the Conduct of
Business Module of the DFSA rulebook.
Canada
Each underwriter has acknowledged that no prospectus has been filed with any securities commission or similar regulatory authority in Canada in connection with the offer and sale of the securities which are the subject of the offering contemplated by this prospectus as completed by the prospectus supplement in relation thereto, such securities have not been, and will not be, qualified for sale under the securities laws of Canada or any province or territory thereof and no securities commission or similar regulatory authority in Canada has reviewed or in any way passed upon this prospectus, any prospectus supplement or the merits of any such securities and any representation to the contrary is an offence.
Each underwriter has represented, warranted and agreed that it has not offered, sold or distributed and will not offer, sell or distribute any securities which are the subject of the offering contemplated by this prospectus as completed by the prospectus supplement in relation thereto, directly or indirectly, in Canada or to or for the benefit of any resident of Canada, other than in compliance with applicable securities laws and, without limiting the generality of the foregoing:
(a)any offer, sale or distribution of such securities in Canada will be made only to purchasers that are
“accredited investors” (as such term is defined in section 1.1 of National Instrument 45-106 Prospectus
Exemptions (“NI 45-106”) or, in Ontario, as such term is defined in section 73.3(1) of the Securities Act
(Ontario)), that are also “permitted clients” (as such term is defined in section 1.1 of National Instrument
31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations), that are purchasing as principal, or are deemed to be purchasing as principal in accordance with applicable Canadian securities laws, and that are not a person created or used solely to purchase or hold such securities as an “accredited investor” as described in paragraph (m) of the definition of “accredited investor” in section 1.1 of NI
45-106;
(b)it is either (I) appropriately registered under applicable Canadian securities laws in each relevant province or territory to sell and deliver such securities, (II) such sale and delivery will be made through an affiliate of it that is so registered if the affiliate is registered in a category that permits such sale and delivery and has agreed to make such sale and delivery in compliance with the representations, warranties and agreements set out herein, or (III) it is relying on an exemption from the dealer registration requirements under applicable Canadian securities laws and has complied with the requirements of that exemption; and
(c)it has not and will not distribute or deliver any offering memorandum (as such term is defined under applicable Canadian securities laws) or any other offering material in connection with any offering or sale of such securities in or to a resident of Canada, except in compliance with applicable Canadian securities laws.
Japan
The securities which are the subject of the offering contemplated by this prospectus as completed by the prospectus supplement in relation thereto will not be registered under the Financial Instruments and Exchange Act of
Japan (Act No. 25 of 1948, as amended, the “Financial Instruments and Exchange Act”). Accordingly, none of the securities, nor any interest thereon, may be, directly or indirectly, offered or sold in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan) or to others for re-offering or re-sale, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Financial Instruments and Exchange Act and other relevant laws and regulations of Japan.
Hong Kong
In relation to an offering of securities contemplated by this prospectus as completed by the prospectus supplement in relation thereto, each underwriter, dealer or agent will represent and agree that:
(a)it has not offered or sold and will not offer or sell in Hong Kong, by means of any document, any securities other than (i) to “professional investors” as defined in the Securities and Futures Ordinance (Cap. 571,
Laws of Hong Kong) (the “SFO”) and any rules made thereunder, or (ii) in other circumstances which do not result in the document being a “prospectus” as defined in the Companies (Winding Up and
Miscellaneous Provisions) Ordinance (Cap. 32, Laws of Hong Kong) (the “C(WUMP)O”) or which do not constitute an offer to the public within the meaning of the C(WUMP)O; and
(b)it has not issued or had in its possession for the purposes of issue, and will not issue or have in its possession for the purposes of issue, whether in Hong Kong or elsewhere, any advertisement, invitation or document relating to the securities, which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the securities laws of Hong Kong)
other than with respect to securities which are or are intended to be disposed of only to persons outside
Hong Kong or only to “professional investors” as defined in the SFO and any rules made thereunder.
Singapore
In relation to an offering of securities contemplated by this prospectus as completed by the prospectus supplement in relation thereto, each underwriter will acknowledge that this prospectus and the accompanying prospectus supplement have not been registered as a prospectus with the Monetary Authority of Singapore.
Accordingly, each underwriter will represent, warrant and agree that it has not offered or sold any securities which are the subject of the offering contemplated by this prospectus as completed by the prospectus supplement in relation thereto or caused the securities to be made the subject of an invitation for subscription or purchase and will not offer or sell any securities or cause the securities to be made the subject of an invitation for subscription or purchase, and has not circulated or distributed, nor will it circulate or distribute, this prospectus and the accompanying prospectus supplement or any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the securities, whether directly or indirectly, to any person in Singapore other than (i) to an institutional investor (as defined in Section 4A of the Securities and Futures Act 2001 (2020
Revised Edition) of Singapore, as modified or amended from time to time (the “SFA”)) pursuant to Section 274 of the SFA, or (ii) to an accredited investor (as defined in Section 4A of the SFA) pursuant to and in accordance with the conditions specified in Section 275 of the SFA.
The UK, EEA, Switzerland, United Arab Emirates, Dubai International Financial Centre, Canada, Japan, Hong
Kong and Singapore selling restrictions are in addition to any other selling restrictions set out in the accompanying prospectus supplement.
Conflicts of Interest
HSBC Securities (USA) Inc. (“HSI”), an affiliate of ours, may be a managing underwriter, underwriter, market maker or agent in connection with any offer or sale of the securities and, as such, is deemed to have a “conflict of interest” under Rule 5121 of the consolidated rulebook of the Financial Industry Regulatory Authority (“FINRA”).
To the extent an initial offering of the securities will be distributed by HSI, each such offering of securities will be conducted in compliance with FINRA Rule 5121 (addressing conflicts of interest when distributing the securities of an affiliate), as administered by the FINRA. Neither HSI nor any of our other affiliates will sell any debt securities and contingent capital securities into any of its discretionary accounts without the prior specific written approval of the accountholder.
In addition, HSI may use this prospectus in connection with offers and sales related to market-making activities
HSI may act as principal or agent in any of these transactions. These sales will be made at negotiated prices related to the prevailing market prices at the time of sale.
Market-Making Resales
This prospectus may be used by HSI in connection with offers and sales of the securities in market-making transactions at negotiated prices related to prevailing market prices at the time of sale. In a market-making transaction, HSI may resell a security it acquires from other holders, after the original offering and sale of the security. Resales of this kind may occur in the open market or may be privately negotiated, at prevailing market prices at the time of resale or at related or negotiated prices. In these transactions, HSI may act as principal, or agent, including as agent for the counterparty in a transaction in which HSI acts as principal, or as agent for both counterparties in a transaction in which HSI does not act as principal. HSI may receive compensation in the form of discounts and commissions, including from both counterparties in some cases. Other of our affiliates may also engage in transactions of this kind and may use this prospectus for this purpose. Neither HSI, nor any other of our affiliates have an obligation to make a market in any securities offered by us and, if commenced, may discontinue any market-making activities at any time without notice, in their sole discretion.
Furthermore, HSI may be required to discontinue its market-making activities during periods when we are seeking to sell certain of our securities or when HSI, such as by means of its affiliation with us, learns of material non-public information relating to us. HSI would not be able to recommence its market-making activities until such sale has been completed or such information has become publicly available. It is not possible to forecast the impact, if any, that any such discontinuance may have on the market for the securities offered by us. Although other broker-
dealers may make a market in such securities from time to time, there can be no assurance that any other broker-
dealer will do so at any time when HSI discontinues its marketmaking activities. In addition, any such broker-
dealer that is engaged in market-making activities may thereafter discontinue such activities at any time at its sole discretion.
The aggregate initial offering price specified on the cover of the accompanying prospectus supplement relates to the initial offering of the securities described in the prospectus supplement. This amount does not include securities sold in market-making transactions. The latter include securities to be issued after the date of this prospectus, as well as securities previously issued.
We do not expect to receive any proceeds from market-making transactions. We do not expect that HSI or any other affiliate that engages in these transactions will pay any proceeds from its market-making resales to us.
Information about the trade and settlement dates, as well as the purchase price, for a market-making transaction will be provided to the purchaser in a separate confirmation of sale.

Unless we or any agent informs you in your confirmation of sale that your security is being purchased in its original offering and sale, you may assume that you are purchasing your security in a market-making transaction.
Matters Relating to Initial Offering and Market-Making Resales
Each series of securities will be a new issue, and there will be no established trading market for any security prior to its original issue date. We may choose not to list a particular series of securities on a securities exchange or quotation system. We have been advised by HSI that it intends to make a market in the securities, and any underwriters to whom we sell securities for public offering or broker-dealers may also make a market in those securities. However, neither HSI nor any underwriter or broker-dealer that makes a market is obligated to do so, and any of them may stop doing so at any time without notice. We cannot give any assurance as to the liquidity of the trading market for the securities.
Unless otherwise indicated in the applicable prospectus supplement or confirmation of sale, the purchase price of the securities will be required to be paid in immediately available funds in New York City.
In this prospectus or any accompanying prospectus supplement, the terms “this offering” means the initial offering of securities made in connection with their original issuance. This term does not refer to any subsequent resales of securities in market-making transactions.

LEGAL OPINIONS
Certain legal matters in connection with the securities to be offered hereby will be passed upon for us by Cleary
Gottlieb Steen & Hamilton LLP, London, England, our U.S. counsel and our English solicitors.
EXPERTS
The financial statements and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) incorporated in this prospectus by reference to the 2023 Form 20-F have been so incorporated in reliance on the report of
PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained or incorporated by reference in this prospectus in connection with the offer made by this prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by HSBC Holdings or any of the underwriters. Neither the delivery of this prospectus nor any sale made hereunder will under any circumstance create an implication that there has been no change in the affairs of HSBC Holdings since the date hereof. This prospectus does not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make such offer or solicitation.
All dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

HSBC Holdings plc
$     % Fixed Rate/Floating Rate Senior Unsecured Notes due
$     % Fixed Rate/Floating Rate Senior Unsecured Notes due

Preliminary
Prospectus
Supplement
Sole Book-Running Manager
HSBC
Prospectus Supplement dated October          , 2026